Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION 1

CONTRACT AGREEMENT

KEV-01-13-004

HIRE OF A DEEPWATER DRILLING UNIT

This agreement (this “Agreement”) between Kosmos Energy Ventures (“Operator”), and Alpha Offshore Drilling Services Company (“Contractor”) is to engage Contractor to carry out certain drilling services (the “Drilling Services”) in accordance with the Contract.

1.                                      DOCUMENTS

The contract (“Contract”) shall comprise the following documents:

1.1                               This Agreement (Section 1)

1.2                               Conditions of Contract (Section 2)

1.3                               Contractor’s Insurance (Section 3)

1.4                               Statement of Requirements (Section 4)

1.5                               Rates and Charges (Section 5)

1.6                               Contractor’s Personnel (Section 6)

1.7                               Specification of Contractor’s Equipment (Section 7)

1.8                               Pre-Acceptance Requirements (Section 8)

2.                                      DEFINITIONS

In this Agreement words and expressions shall have the same meanings as are respectively assigned to them in the Conditions of Contract.

3.                                      DRILLING SERVICES

The Drilling Services shall be the provision of the Drilling Unit, the Drilling Equipment, Contractor’s Personnel and Subcontractor’s personnel as more fully described in the Contract for the drilling of Wells.

4.                                      OPERATOR’S REPRESENTATIVE

The Operator’s Representative shall be Jim Mays, Vice President, Supply Chain Management.

Kosmos Energy Ventures

c/o Kosmos Energy, LLC

8176 Park Lane, Suite 500

Dallas, Texas 75231

Tel No.:  214-445-9600

Fax No.:  214-445-9810

5.                                      CONTRACTOR’S REPRESENTATIVE

The Contractor’s Representative shall be Mark Stewart, Operations Manager, Atwood Achiever.

1-1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Alpha Offshore Drilling Services Company

c/o Atwood Oceanics (M) Sdn. Bhd.

332A-11C, 11th Floor, Plaza Ampang City

Jalan Ampang

50450, Kuala Lumpur, Malaysia

Attention: International Marketing Manager

Tel No.:   +60 3 2773 9714

Fax No.:  +60 3 4257 9208

6.                                      DURATION OF THE CONTRACT

Notwithstanding the date hereof, the term of this Contract will begin on the Operations Commencement Date and shall continue for three (3) years thereafter, as may be extended for the Renewal Option.

7.                                      REMUNERATION

In full consideration of the performance of the Drilling Services, Contractor shall be paid in accordance with the Contract.

8.                                      ACKNOWLEDGEMENT

Kindly confirm acceptance of the terms of the Contract by signing and returning the attached duplicate.

Kosmos Energy Ventures

Signed:	/s/ Kosmos Energy Ventures	Name:	Kosmos Energy Ventures

Position:		Date:	June 9, 2013

The undersigned confirms Contractor’s acceptance of this Contract.

Alpha Offshore Drilling Services Company

Signed	/s/ Anthony H. Dyne	Name:	Anthony H. Dyne

Position:	Director	Date:	June 9, 2013

1-2

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION 2

CONDITIONS OF CONTRACT

2-3

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONDITIONS OF CONTRACT

CONTENTS

CLAUSE 1.	DEFINITIONS

CLAUSE 2.	CARRY OUT DRILLING SERVICES; TERM; PRE-ACCEPTANCE OF THE DRILLING UNIT

CLAUSE 3.	TERMINATION

CLAUSE 4.	ACCESS TO LOCATIONS

CLAUSE 5.	OPTIONAL RIGHTS OF OPERATOR IN THE EVENT OF DEFAULT BY CONTRACTOR; RIGHTS OF CONTRACTOR IN THE EVENT OF DEFAULT BY OPERATOR

CLAUSE 6.	LIABILITIES AND INDEMNITIES

CLAUSE.7.	CONTRACTOR’S INSURANCES

CLAUSE.8.	TAX INFORMATION AND INDEMNITY

CLAUSE 9.	BANKRUPTCY OR LIQUIDATION

CLAUSE 10.	FORCE MAJEURE

CLAUSE 11.	FREEDOM FROM LIENS

CLAUSE 12.	INVOICING PROCEDURES

CLAUSE 13.	CONFIDENTIAL INFORMATION

CLAUSE 14.	PUBLICITY

CLAUSE 15.	ASSIGNMENT AND SUB-CONTRACTING

CLAUSE 16.	APPLICATION OF LAWS

CLAUSE 17.	NOTICES

CLAUSE 18.	VARIATION AND WAIVER

CLAUSE 19.	INDEPENDENT CONTRACTOR RELATIONSHIP

CLAUSE 20.	INFRINGEMENT OF PATENTS

CLAUSE 21.	APPLICABLE LAW

CLAUSE 22.	ARBITRATION

CLAUSE 23.	EXCLUSION OF PREVIOUS CORRESPONDENCE

CLAUSE 24.	AUDIT

CLAUSE 25.	MISCELLANEOUS

CLAUSE 26.	BUSINESS STANDARDS

CLAUSE 27.	COUNTRY SPECIFIC CONTRACT, ASSIGNMENT OF AGREEMENT

CLAUSE 28.	HEALTH, SAFETY, ENVIRONMENT AND SECURITY AND WELL INTEGRITY

Attachment A	MUTUAL HOLD HARMLESS AGREEMENT
Attachment B	COUNTRY SPECIFIC CONTRACT
Exhibit “1”	Contract Area
Exhibit “2”	Work Order

2-4

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit “3”	Invoicing Procedures (Morocco attached)
Exhibit “4”	Country Specific Terms and Conditions (Morocco attached)
Attachment C	HSES STANDARDS

2-5

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONDITIONS OF CONTRACT

CLAUSE 1.                  DEFINITIONS

In the Contract the following words and expressions shall have the meanings assigned to them, except where the context otherwise requires.

1.1                          “Affiliate” means a legal entity that at any tier Controls, is Controlled by, or is Controlled by an entity that Controls, a Party.  For the purposes herein, “Control” means the ownership, directly or indirectly, of fifty percent (50%) or more of the voting rights in a legal entity, and as applied to Operator shall mean and include Kosmos Energy Ventures and any company which is directly or indirectly controlled by Kosmos Energy Ventures.

1.2                          “B.O.P.” shall mean blow-out preventers.

1.3                          “BOP Event” shall have the meaning in Clause 5.9(a) of Section 5.

1.4                          “BOP Event Rate” shall have the meaning in Clause 5.9(b) of Section 5.

1.5                          “BOP Rerunning Time” shall have the meaning in Clause 5.9(b) of Section 5.

1.6                          “Certification” shall mean the applicable certifications as required for the Drilling Unit as set forth under Section A of Section 7, Group 1.

1.7                          “Claims” shall mean, unless specifically provided otherwise, all claims (including, but not limited to, those for property damage, pollution (including, without limitation, response costs, remediation costs, and damages to natural resources), bodily injury, personal injury, illness, disease, maintenance, cure, loss of consortium, loss of support, death, and wrongful termination of employment), damages, liabilities, losses, demands, liens, attachments, encumbrances, fines, penalties, causes of action of any kind (including actions in rem or in personam), obligations, costs, judgments, interest and awards (including payment of attorneys’ fees and costs of litigation and investigation) or amounts, of any kind or character (except punitive, indirect, special, consequential or exemplary damages), whether under judicial proceedings, administrative proceedings or otherwise, or conditions in the premises of or attributable to any person or persons or any Party or Parties, breach of representation or warranty (expressed or implied), under any theory of tort, contract, breach of contract (including any Claims that arise by reason of indemnification or assumption of liability contained in other contracts entered into by Operator Group or Contractor Group) arising out of, or incident to or in connection with the Contract or the performance of the Drilling Services under the Contract, including but not limited to Claims that arise out of or are directly or indirectly connected with vessels and/or the ownership, possession, management, manning, maintenance, supply, operation (including but not limited to ingress, egress, loading and unloading operations) or navigation of any vessel.

1.8                          “Classification” shall mean the description of the Drilling Unit as set forth under Section A of Section 7, Group 1.

1.9                          “Completion Date” shall mean the date when the Drilling Unit has completed the last Well and all Operator’s Material’s and Service Company Equipment has been offloaded.

2-6

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.10                   “Consequential Loss” means any damage, loss or injury of whatsoever nature that is consequential, punitive, incidental, special or exemplary, any loss or anticipated loss of profit, loss of production, loss of product, loss or anticipated loss of revenue, spread costs, or diminution in value, and any damage, loss or injury of whatsoever nature due to business interruption, loss of use of any equipment, loss of any contract or other business opportunity and any other indirect loss of a similar nature, whether or not such costs, losses or liabilities are defined and/or characterized as consequential, incidental or indirect by English Law or any applicable Law and whether or not foreseeable.

1.11                   “Contract” shall mean all those documents forming the Contract as stated in Clause 1 of the Agreement set forth in Section 1 and any mutually agreeable and fully executed amendments hereto.

1.12                   “Contract Area” shall mean the waters offshore the country or area specified in Exhibit “1” of the Country Contract in which Operator is entitled to conduct drilling operations, or other areas agreed between the Parties.

1.13                   “Contract Depth” shall mean the Depth to which Contractor may be required to carry out the Drilling Services.

1.14                   “Contractor Confidential Information” shall have the meaning set forth under Clause 13.3.

1.15                   “Contractor’s Equipment” shall mean the Drilling Unit  together with all the drilling and associated equipment listed in Section 7, Group 2 (hereinafter referred to as the “Drilling Equipment”) and Contractor’s stock of spare parts, any tools, machines, and equipment hired by Contractor and Subcontractor’s equipment and tools and any tools, machines, and equipment hired by Subcontractor.

1.16                   “Contractor” shall mean Alpha Offshore Drilling Services Company, an exempt company with limited liability incorporated under the laws of the Cayman Islands.

1.17                   “Contractor Group” means collectively, Contractor and its Affiliates, co-owners, representatives, contractors and Subcontractors, along with the officers, directors, agents and Contractor’s Personnel of each, Invitees or any one or more of them, but shall not include any member of Operator Group.  Contractor Group shall also mean subcontractors (of any tier) of Subcontractors who are performing Drilling Services at any Contract Area, their Affiliates, their directors, officers and employees (including agency personnel) or any one or more of them.

1.18                   “Contractor’s Personnel” shall mean Contractor’s labour and supervisory personnel including, but not limited to, those types of personnel listed in Section 6.

1.19                   “Contractor’s Representative” shall mean those persons who are appointed as such from time to time by Contractor and whose names have been notified in writing by Contractor to Operator.

1.20                   “Country Contract” means an agreement, between an Operator and a Contractor covering Drilling Services in a single country and such agreement shall be substantially in the form of the agreement attached as Attachment “B” to Section 2 of the Contract and shall be governed by and shall incorporate by reference the terms and conditions set forth in the Contract.

2-7

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.21                   “Country of Operations” means the country name set forth in the Country Contract where drilling operations are to be performed, unless otherwise agreed by the Parties in the Country Contract or a work order to the Country Contract.

1.22                   “Co-Venturers” as applied to Operator shall mean any parties to a joint venture agreement whereby Operator undertakes to act as operator for such participants of any licence block in a Contract Area in which Contractor may be required to perform the Drilling Services.

1.23                   “Credit” shall have the meaning under sub-clause 5.9(a) of Section 5.

1.24                   “Damage/Loss Event” shall  have the meaning under sub-clause 3.1(a).

1.25                   “Depth” shall mean the depth of the hole as obtained by measuring the drilling string with a steel tape, using as datum the top of the Rotary Table.

1.25                   “Drilling Equipment” shall have the meaning in Clause 1.15 above.

1.26                   “Drilling Services” shall mean the drilling operations as defined in Section 4, Clause 2.1.

1.27                   “Drilling Unit” shall mean the unit as specified and classified in Section 7 - Group 1.

1.28                   “FCPA” shall mean the provisions of the United States Foreign Corrupt Practices Act of 1977, as amended.

1.29                   “Final Thirty Days” shall have the meaning under Clause 2.2(a)

1.30                   “Final Well” means the last Well completed or operations permanently ceased within the Primary Term of the Contract, the Renewal Option term of the Contract or the 30 days immediately preceding the end of the applicable term, with no right for a geological sidetrack

1.31                   “Fishing Operations” shall have the meaning set forth in Clause 5.3(g) of Section 5.

1.32                   “Fishing Rate” shall have the meaning set forth in Clause 5.3(g) of Section 5.

1.33                   “FM Party” shall have the meaning set forth in Clause10.

1.34                   “Force Majeure Event” means an event or circumstance beyond the affected Party’s reasonable control, including acts of God, strikes or lockouts (other than among Contractor or its Subcontractors and their respective employees or subcontractors), or civil disturbances, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), insurrection, rebellion or sabotage, arrests, orders or other restraints of governments (civil or military), expropriation or confiscation or seizure, actions of the elements (except waiting on weather in the field), blockades, insurrections, riots, epidemics, quarantines, earthquakes, fires, storms, floods, explosions, nuclear reaction or radiation, radioactive contamination or other causes, but specifically excluding financial distress.

1.35                   “Force Majeure Event Rate” shall have the meaning set forth in Clause 5.3(j) of Section 5.

2-8

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.36                   “Government Official” shall mean: (a) (i) any official, official representative, employee, agent, advisor or consultant of any central, provincial, municipal, local department, agency, state-owned enterprise or corporation, or other government entity or instrumentality of any government; (ii) official, employee, or agent of a  political party or any candidate for political office; or (iii) any official or employee or agent of a public international organization (collectively, “Foreign Official(s)”); or (b) any person acting in an official capacity for or on behalf of any other Foreign Official.

1.37                   “Gross Negligence” shall mean any act or failure to act (whether sole, joint or concurrent) by any person or entity which was intended to cause or which was in reckless disregard or wanton indifference to harmful consequences such person or entity knew or should have known such act or failure to act would have on the safety or property of another person or entity.

1.38                   “Groups” shall mean either Operator Group or Contractor Group, as applicable.

1.39                   “HSES MS” shall mean Health, Safety, Environment and Security Management Systems, more particularly described under Attachment D under this Section 2.

1.40                   “Invitees” shall mean a person who has an express or implied invitation to enter or use another’s premises (including without limitation, the Drilling Unit), such as a business visitor or a member of the public to whom the premises are held open.

1.41                   “Law(s)” means all applicable laws of the jurisdiction in its broadest sense including without limitation the following: constitutional law, civil law, common law, international law, equity, treaties, statutes, decrees, edicts, codes, orders, rules, ordinances and regulations of any local, municipal, territorial, provincial, state, federated, national or any other duly constituted governmental body, authority, agency or department.

1.42                   “Location” shall mean the location of any Well.

1.43                   “Mobilization Commencement Date” shall have the meaning under Clause 2.3(a).

1.44                   “Month” shall mean a calendar month.

1.45                   “Moving Rate” shall have the meaning set forth in Clause 5.3(d) of Section 5.

1.46                   “Mutual Hold Harmless Agreement” shall have the meaning under Clause 6.2 of this Contract.

1.47                   “Nil Rate” shall have the meaning set forth under Clause 13, Schedule 5.1 of Section 5.

1.48                   “Operations Commencement Date” shall have the meaning set forth in Clause 2.3(d).

1.49                   “Operator” shall mean Kosmos Energy Ventures or any Affiliate thereof.

1.50                   “Operator Group” means collectively, Operator and its Affiliates, co-owners and Co-Venturers, representatives, Service Companies and subcontractors, along with the officers, directors, agents and Operator’s Personnel of each, Invitees or any one or more of them, but shall not include any member of Contractor Group.

2-9

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.51                   “Operator Confidential Information” shall have the meaning set forth under Clause 13.1.

1.52                   “Operator’s Materials” shall mean the equipment, materials, services and supplies to be provided by Operator in Clause 7, Section 4.

1.53                   “Operator’s Personnel” shall mean employees, representatives, agents and Service Companies and other providers as may be engaged by Operator from time to time.

1.54                   “Operating Rate” shall have the meaning set forth in sub-clause 5.3(a) of Section 5.

1.55                   “Operator’s Representative” shall mean those persons who are appointed as such from time to time by Operator and whose names have been notified in writing by Operator to Contractor.

1.56                   “Parties” shall mean Operator and Contractor.

1.57                   “Party” shall mean Operator or Contractor individually.

1.58                   “Primary Term” shall have the meaning under Clause 2.2.

1.59                   “Pre-Acceptance Requirements” shall mean the requirements set forth in Section 8.

1.60                   “Provisioning Rate / Deprovisioning Rate” has the meaning set forth in sub-clause 5.3(b) of Section 5.

1.61                   “Punch List” shall have the meaning under Clause 2.3(c).

1.62                   “Redrilling Unit Rate” shall have the meaning in Clause 5.3(f) of Section 5.

1.63                   “REGARDLESS OF FAULT” shall mean WITHOUT REGARD TO THE CAUSE OR CAUSES THEREOF INCLUDING EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT, CONCURRENT, COMPARATIVE, CONTRIBUTORY, ACTIVE, PASSIVE, OR OTHERWISE), STRICT LIABILITY, OR OTHER FAULT, OF ANY MEMBER OF OPERATOR GROUP AND/OR CONTRACTOR GROUP OR THIRD PARTIES, AND WHETHER OR NOT CAUSED BY A PRE-EXISTING CONDITION OR THE UNSEAWORTHINESS OF ANY VESSEL OR UNAIRWORTHINESS OF ANY AIRCRAFT.

1.64                   “Reimbursable Expenses” shall have the meaning under Clause 12.2.

1.65                   “Renewal Option” shall have the meaning under Clause 2.2(a).

1.66                   Reserved.

1.67                   “Repair Rate” shall mean the rate which will be applicable during a shutdown in operations for repairs to the Drilling Unit Equipment as set forth in sub-clause 5.3(e) of Section 5.

1.68                   “Rules” shall have the meaning set forth in Clause 22 below.

2-10

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.69                   “Service Company(ies)” shall mean the contractors (including their servants and agents) hired by Operator and providing miscellaneous services in conjunction with the Drilling Services.

1.70                   “Shutdown With Crew Rate” shall have the meaning set forth in sub-clause 5.3(h) of Section 5.

1.71                   “Shutdown Without Crew Rate”  shall have the meaning set forth in Clause 5.3(i) of Section 5.

1.72                   “Standby Rate” has the meaning set forth in sub-clause 5.3(3) of Section 5.

1.73                   “Subcontractors” shall mean the contractors hired by Contractor for any services in conjunction with the Drilling Services.

1.74                   “Taxes” has the meaning set forth in Clause 8 below.

1.75                   Reserved.

1.76                   “Third Party” shall for the avoidance of doubt, mean those parties excluding Contractor Group and Operator Group.

1.77                   “Total Loss” shall have the meaning set forth under sub-clause 3.1 below.

1.78                   “Total Loss Expert” shall have the meaning set forth under Clause 3.1 below.

1.79                   “Tubulars” shall have the meaning set forth under Clause 2.2 of Section 4.

1.80                   “WCID” shall mean Well Construction Interface Document.

1.81                   “Well” shall mean any Operator’s well or drilling Location whether already drilled, or yet to be drilled by Operator in the Contract Area under the terms and conditions of the Country Contract.

1.82                   “Willful Misconduct” shall mean a knowing and intentional act or failure to act, with disregard of the rights or safety of others, knowing that harmful consequences to a person or property will probably result or recklessly disregarding the possibility that harmful consequences will probably result.

Words importing the singular only also include the plural and vice versa where the context requires.

The headings in these Conditions of Contract shall not be deemed to be part thereof or be taken into consideration of construction thereof or of the Contract.

CLAUSE 2.                  CARRY OUT DRILLING SERVICES; TERM; PRE-ACCEPTANCE OF THE DRILLING UNIT

2.1                          Contractor shall carry out the Drilling Services according to the specifications and instructions issued from time to time by Operator.

2-11

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.2                          Primary Term and Option to Extend

(a)                                 The initial term of this Contract will begin on the Operations Commencement Date and shall continue for three (3) years thereafter (the “Primary Term”).  Notwithstanding the foregoing, Operator shall not spud the Final Well within thirty (30) days of the end of the Primary Term or the respective Renewal Term (if applicable) (the “Final Thirty Days”) if the planned duration of the Final Well exceeds the end of the Primary Term, or the respective Renewal Term, by more than thirty (30) days.  If due to such time limitations Operator is not permitted to spud another Well during the Final Thirty Days, and Operator has completed or permanently ceased drilling operations related to the Final Well before or within the Final Thirty Days, Operator shall have the option to terminate the Contract at or during the Final Thirty Days effective as of the date of completion or cessation of operations of the Final Well.  If Operator elects to terminate the Contract at or within the Final Thirty Days, Operator shall notify Contractor in writing and the Contract shall be terminated on the date and hour the Drilling Unit reaches one nautical mile off the location of the Final Well (the “Final Well Termination Date”).  Contractor shall use its best efforts to move the Drilling Unit one nautical mile off the location of the Final Well as soon as possible once Operator has notified Contractor of Operator’s election to terminate the Contract effective as of the Final Well Termination Date.  Operator will be released from further day rate charges for the remaining number of days after the Final Well Termination Date, regardless whether Contractor’s next operator is in a position to commence use of the Drilling Unit as of that date.

(b)                                 Operator shall have the right to extend the term of the Contract beyond the Primary Term for one (1) three (3) year option period by providing Contractor written notice no less than fifteen (15) months prior to the expiration of the Primary Term.  The exercised option shall be referred to as the “Renewal Option”.  The rates for the Renewal Option shall be mutually agreed by the parties at the time of the exercise of the Renewal Option.

2.3                          Mobilization and Pre-Acceptance Requirements.

(a)         For the purposes of this Contract, the “Mobilization Commencement Date” shall mean the date and hour that the Drilling Unit commences mobilization and departs the Daewoo Shipbuilding & Marine Engineering Shipyard in South Korea for Operator’s first Well location; provided, however, that mobilization of the Drilling Unit shall not commence until after the Pre-Acceptance Requirements have been met, as mutually agreed by the Parties, or, if applicable, the Punch List has been agreed pursuant to subclause (c) below.

(b)         The Pre-Acceptance Requirements, and the completion of same, must be mutually agreed between the Parties.  Any amendments to the Pre-Acceptance Requirements requested by either Party prior to the anticipated Mobilization Commencement Date shall be mutually agreed by the Parties and evidenced in an amendment to this Contract fully executed by the Parties.

(c)          If there are minor Pre-Acceptance Requirements that have not yet been completed prior to mobilization and such items can be completed during mobilization of the Drilling Unit to Operator’s first Well, the Parties, by mutual agreement, can create a punch list of such items to be addressed and completed during mobilization (“Punch List”).  Such Punch List items must be completed before the Operations Commencement Date unless otherwise mutually agreed by the Parties.

2-12

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)         For the purposes of this Contract, the “Operations Commencement Date” shall mean the date and hour when the Drilling Unit is one nautical mile from Operator’s first Well location and has either (i) completed all Punch List items or (ii) the Parties have mutually agreed that the Drilling Unit can perform drilling operations safely and efficiently while the remaining Punch List items are met in accordance with the Parties’ mutually agreed plan.  The second BOP must be on board the Drilling Unit by the Operations Commencement Date.  In the event the second BOP is not on board the Drilling Unit by the Operations Commencement Date, the Drilling Unit will be accepted by Operator and the Parties will mutually agree to a plan and location for loading the second BOP on the Drilling Unit.  Contractor will  use best efforts to accomplish delivery of the second BOP as soon as possible after the Operations Commencement Date.  The Operations Commencement Date shall be confirmed in writing by Operator’s Representative and Contractor’s Representative.

CLAUSE 3.                  TERMINATION

3.1                          Termination upon Total Loss of Drilling Unit

(a)                     The Contract shall be terminated, effective as of the date of the event creating the damage or loss to the Drilling Unit (the “Damage/Loss Event”) upon:

(i) the Total Loss of the Drilling Unit; or

(ii)         at the election of Operator, if (x) the Drilling Unit is damaged so as to prevent it from carrying out the Drilling Services; (y) the Drilling Unit is, in Operator’s sole discretion and opinion, beyond repair; and (z) Contractor has notified Operator (pursuant to sub-clause 3.1(b) below) that the necessary repairs will exceed 365 days.

(b)                     As soon as reasonably possible following the occurrence of the Damage/Loss Event, but in no event later than 15 days after the Damage/Loss Event, Contractor shall engage an independent third party expert (the “Total Loss Expert”), reasonably approved by Operator, to assess and determine the condition of the Drilling Unit for purposes of this Clause 3.  If Contractor’s insurance underwriters determine that the Drilling Unit is not a Total Loss, the Total Loss Expert shall assess and determine the condition of the Drilling Unit within 6 days of Contractor’s insurance underwriter’s condition determination.  Contractor shall then notify Operator in writing, no more than 2 business days after the Total Loss Experts determination, of the results of such assessment and the number of days Contractor and the Total Loss Expert anticipates the necessary repairs and/or replacements will take to complete.

(c)                      In the event Contractor has originally determined the estimated time for the completion of the necessary repairs/replacements to be less than 365 days, but, on the 365th day the repairs/replacement are still not complete, Operator shall have the right to terminate this Contract effective as of the date of the Damage/Loss Event by providing written notice to Contractor of such termination.

(d)         In the event the Contract is terminated pursuant to this sub-clause 3.1, Operator’s obligation to pay the applicable day rate to Contractor shall cease effective as of the date of the Damage/Loss Event, and if Operator has paid any day rate charges for days beyond the date of the Damage/Loss Event, Contractor shall promptly refund such payments to Operator.

In the context of this sub-clause 3.1 “Total Loss” shall mean an actual, constructive, compromised or arranged total loss of the Drilling Unit.  For purposes of the Contract, a “Total

2-13

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Loss Expert” shall have a certification as a professional engineer with a minimum of 20 years’ experience in assessing conditions of similar type drilling rigs.

3.2                          Failure to keep Contractor’s Equipment in Certification

Operator shall have the right to terminate the Contract:

(a)         immediately if Contractor fails to, prior to the Mobilization Commencement Date, give written evidence to Operator that the Drilling Unit has proper Certification;

(b)         by giving Contractor seven days written notice after 10 days of expiry of Certification if Contractor has not commenced action to restore same; or

(c)          by giving Contractor seven days written notice after 30 days of expiry of Certification if the Drilling Unit has not been re-certified.

CLAUSE 4.                  ACCESS TO LOCATIONS

Operator shall secure for Contractor and its Subcontractors rights of access to and from Locations.  Operator shall use its reasonable endeavours to advise Contractor of any limitations, restrictions or conditions which may affect such access and Contractor shall abide by such limitations, restrictions and conditions as aforesaid.

CLAUSE 5.                  OPTIONAL RIGHTS OF OPERATOR IN THE EVENT OF DEFAULT BY CONTRACTOR; RIGHTS OF CONTRACTOR IN THE EVENT OF DEFAULT BY OPERATOR

5.1                          Unsatisfactory performance by Contractor

In the event that Operator is dissatisfied with the performance of Contractor hereunder on account of unreasonably slow progress or for incompetency or any other reason as a result of causes reasonably within Contractor’s control, Operator shall notify Contractor in writing as to the cause of its dissatisfaction.  Should Contractor fail to commence to remedy or refuse or fail to prove to Operator’s reasonable satisfaction that it has taken measures to remedy the matters so specified within a period of not more than seven (7) days from the date of written notice from Operator, or Contractor has failed to complete the remedy within 90 days from the date of such written notice, Operator shall have the right to terminate the Contract upon completion of the current operation then being performed at the time of receipt of the notification of dissatisfaction as aforesaid.  Notwithstanding the foregoing, the operations shall continue until the then current Well is placed in a safe state by Contractor and Operator.  No further payments shall be due to Contractor other than those outstanding for Drilling Services done prior to the said termination.  During the period of time the aforesaid Well is being placed in a safe state, Contractor will not terminate its insurance for the Drilling Unit and will continue to pay the insurance premiums for the benefit of the Drilling Unit.  If Contractor receives a notice of termination from its insurance provider for non-payment, Contractor will immediately notify Operator of such notice.  In the event Contractor fails to pay such premiums within two (2) business days from the date of notice from the insurance provider, Operator shall have the right to pay those premiums to Contractor’s insurance provider to ensure the continuity of the insurance coverage until the Well is placed in a safe state.  In the event of such payment, Operator will deduct such payment from any amounts owed to Contractor under the Contract.

5.2                          Contractor’s failure to perform its obligations or to provide Contractor’s Equipment

In the event of Contractor’s failure to perform any of its material obligations or to provide any of Contractor’s Equipment required for the current Drilling Services or in the event that

2-14

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contractor’s Equipment fails to meet the manufacturer’s rating for such equipment so as to make operations unsafe and to the extent any such failures were not caused by the act or omission of Operator Group, Operator shall notify Contractor in writing specifying such Contractor’s Equipment which Contractor has so failed to provide or which fails to meet the said rating, and immediately thereafter Operator shall have the right to exercise one of the following options:

(a)         To shutdown such operations until such time as Contractor shall have rectified the deficiencies in the specified failed Contractor’s Equipment whether as to provision or to safety.

For any such period of shutdown Operator shall pay Contractor:

(i)                                     at the Repair Rate  in accordance with Section 5 hereof provided the shutdown is due to a failure of a component of the Drilling Equipment.

In all such instances referred to above, Operator shall have the exclusive right to terminate the Contract any time after a shutdown period has exceeded ninety (90) consecutive days.

In such event, Operator shall not be liable for any further payments to Contractor, other than those outstanding for work done prior to the termination.

(b)                     To continue with operations at reduced efficiency as aforesaid and in such event Operator shall have the right to reduce the Rates and Charges in Section 5 by an amount in direct relation to the percentage that operations have in the mutual agreement of Operator and Contractor been so reduced in efficiency or slowed down, provided that if operations are so continued then Operator shall assume liability for any loss of or damage to the hole arising directly out of the continuing of operations with such reduced efficiency and provided further that during such operations so continued Contractor shall continue to rectify the aforesaid failure.

(c)                      To hire from the nearest available source satisfactory to Operator and reasonably acceptable to Contractor all such equipment as may be required:

(i)                         arising out of Contractor’s failure to provide the Drilling Equipment or any part thereof, until Contractor shall have provided as aforesaid, or

(ii)                     arising out of failure of the Drilling Equipment or any part thereof to meet manufacturer’s specifications, until Contractor can demonstrate to Operator that the Drilling Equipment or part thereof does meet the said manufacturer’s specifications.

All costs incurred by Operator in hiring and transporting such equipment shall be a debt due to Operator from Contractor and shall be deducted from any monies due to Contractor from Operator.

(d)                     Upon mutual agreement of Contractor and Operator, which such agreement shall not be unreasonably withheld, conditioned or delayed, elect not to hire pursuant to (c) above but deduct from monies due to Contractor the cost of hire (from the nearest available source) of equipment listed in Contractor’s Equipment but not provided by it.

5.3                          Breach of the Contract by Contractor

2-15

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

In the event of a material breach by Contractor of any of the terms and conditions of the Contract, Operator shall have the right to give written notice to Contractor specifying such breach and calling upon Contractor to remedy the breach forthwith and Contractor shall not be entitled to payment for work performed in making good the breach.  If after receipt of such notice Contractor does not remedy such breach within a reasonable period (which period Operator shall advise in the aforesaid written notice and which shall take into account the nature of the breach) then Operator may at its own option adopt one of the following provisions:

(a)                     terminate the Contract as soon as is practicable on expiry of the said period.  After such termination Operator shall not be liable for any payments to Contractor other than those outstanding for Drilling Services done prior to the said termination.

(b)                     in the event Operator does not wish to terminate pursuant to (i) above, Operator shall instruct Contractor to shut down Contractor’s Equipment and Operator shall pay Contractor at Shutdown With Crew Rate for such period as Operator requires from the date of such shutdown and thereafter apply the provisions of (i) of this sub-clause.

5.4                          Breach of the Contract by Operator

In the event of a material breach by Operator of any of the terms and conditions of the Contract, Contractor shall have the right to give written notice to Operator specifying such breach and calling upon Operator to remedy the breach forthwith.  If within seven (7) days after Operator’s receipt of such written notice Operator does not commence to remedy such breach and Operator does not complete such remedy within ninety (90) days of such notice (or such other  reasonable period as determined by the Parties), then Contractor may terminate the Contract as soon as practicable on expiry of the said period.  After such termination, Operator shall be liable to Contractor for payments owed to Contractor for Drilling Services done prior to the said termination, as well as an amount equal to the number of days remaining in the term of the Contract multiplied by the Standby Rate.  Notwithstanding the foregoing payment obligations, in the event Contractor obtains another operator to contract for the use of the Drilling Unit commencing at or after the termination date under this Clause 5.4, any such amounts owed by Operator will be less day rate amounts received by Contractor from the new operator; subject to any cost differences in the operating locations.  Contractor shall provide reasonable back-up documentation as requested by Operator in support of the cost differences and new day rate.

CLAUSE 6.                  LIABILITIES AND INDEMNITIES

6.1                              Personnel and Third Parties

(a)                                 Notwithstanding Section 6.1 (c) below, Contractor shall release and protect, defend, indemnify and hold Operator Group harmless REGARDLESS OF FAULT from and against all Claims, including attorneys’ fees, of every type and character, without limit and REGARDLESS OF FAULT thereof, which arise out of or are related in any way to the subject matter of or Drilling Services performed under the Contract and which are raised, asserted or arise in connection with personal injury, illness or death of any member of Contractor Group.

(b)                                 Notwithstanding Section 6.1(c) below, Operator shall release and, except where one or more of the Operator Group affected is a party to a Mutual Hold Harmless Agreement or substantially similar agreement, protect, defend, indemnify and hold Contractor Group harmless from and against all Claims, including attorneys’ fees, of every type and character, without limit and REGARDLESS OF FAULT thereof, which arise out of or are

2-16

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

related in any way to the subject matter of or Drilling Services performed under the Contract and which are raised, asserted or arise in connection with personal injury, illness or death of any member of Operator Group.

(c)                                  Operator and Contractor shall indemnify, defend and hold each other’s respective Groups harmless from claims, demands and causes of action asserted against the indemnitee by any Third Party for personal injury, illness, death or loss of or damage to property, which arise out of or in connection with the subject matter of or Drilling Services performed under the Contract, any applicable work order or other activities at the Contract Area, to the extent resulting from the indemnitor’s or its Group’s legal fault, negligence, Gross Negligence or breach of contract.  Where personal injury, illness or death, or loss of or damage to property is the result of legal fault, negligence or breach of contract of both Operator Group and Contractor Group, the indemnitor’s duty of indemnification shall be in proportion to its Group’s allocable share of the legal fault, negligence or breach.  If a member of either Group is strictly liable under Law, the other Party’s duty of indemnification shall be in the same proportion that its breach of duty contributed to the personal injury, death, or loss of or damage to property for which a Party is strictly liable.

6.2            Equipment

(a)                     Except as otherwise provided in Clause 6.3 below, Contractor shall release and protect, defend, hold harmless and indemnify Operator Group REGARDLESS OF FAULT for loss of or damage to Contractor’s Equipment.

(b)                     Operator shall release and, except where Operator Group member whose property is affected is a party to a Mutual Hold Harmless Agreement or substantially similar agreement, protect, and defend, hold harmless and indemnify Contractor Group REGARDLESS OF FAULT for loss of or damage to Operator Group’s property intended to be incorporated into or used in or in connection with the Drilling Services performed or to be performed under the Contract or other activities on the Drilling Unit in the Contract Area.  As used in this Clause 6, the phrase “Mutual Hold Harmless Agreement or substantially similar” includes an agreement in the form attached as Attachment A or substantially similar thereto, or any other agreement that includes release, defense, and indemnity provisions that are substantially similar to those set forth in Attachment A, or that are in any other form or wording so long as the substantive nature of the provisions is similar to those set forth in Attachment A.

6.3            Lost in Hole.   If Contractor’s Equipment are lost in the well hole, and to the extent such loss is not caused by the Gross Negligence or Willful Misconduct of Contractor Group, Operator shall, at its sole option, either endeavor to recover same without cost to Contractor or repair or replace such equipment or instruments, less depreciation.  Depreciation shall be calculated monthly from the original purchase date at a rate of two percent (2%) per month up to a maximum of fifty percent (50%).

6.4            Loss of or Damage to the Hole.      In the event that the hole should be lost or damaged arising out of operations hereunder due to the Gross Negligence or Willful Misconduct of Contractor’s Group, then Operator may instruct Contractor either to drill a new hole to the depth at which the said loss or damage occurred or to re-drill such section of the damaged hole in both instances at the Redrilling Unit Rate and in accordance with the terms of the Contract.

6.5            Underground Damage and Control of Blowout and Pollution

(a)                                 Reservoir Damage.        Operator shall release and protect, defend, hold harmless and indemnify Contractor REGARDLESS OF FAULT against any damage to or destruction of or loss or impairment of any property right in or to oil, gas or other mineral substance or water if at the time of the act or omission causing such damage,

2-17

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

destruction, loss or impairment the said substance had not been reduced to physical possession above the surface of the seabed, and for any loss or damage to any formation strata or reservoir beneath the seabed resulting from operations under the Contract.

(b)                                 Pollution

(i)                                     Contractor shall assume all responsibility for, including control and removal of, AND SHALL ASSUME ALL LIABILITY FOR AND SHALL DEFEND, RELEASE, INDEMNIFY AND HOLD HARMLESS OPERATOR GROUP, REGARDLESS OF FAULT, from Claims for pollution or contamination originating or emanating above the surface of the water and arising from, by way of example, spills of fuels, lubricants, normal water base drilling fluid and attendant cuttings, motor oils, pipe dope, paints, solvents, ballast, bilge and garbage wholly in Contractor’s or its Subcontractor’s possession and control.  For purposes hereof, the term “normal water base drilling fluid and attendant cuttings” means drilling fluid which does not exceed toxicity limits specified for offshore discharge by the environmental protection entity having jurisdiction over the Contract Area.

(ii)                                  Except as provided in (i) of this sub-clause and unless due to the Gross Negligence and/or Willful Misconduct of Contractor Group, Operator shall assume all responsibility for, including control and removal of and all remediation of, AND SHALL ASSUME ALL LIABILITY FOR AND SHALL DEFEND, RELEASE, INDEMNIFY AND HOLD HARMLESS CONTRACTOR GROUP, REGARDLESS OF FAULT, from Claims for pollution or contamination originating for emanating from below the surface of the water, including control and removal of pollution or contamination which may result from fire, blowout, cratering, seepage, or any other uncontrolled flow of oil, gas, wastes or other substance from any Well arising out of the Contract, and Operator shall indemnify and hold harmless Contractor, from and against any and all Claims, from any Party under the Contract or any Third Party (including local authorities) resulting from or connected with the above.  In the event such Claims under this Clause 6.5(b)(ii) are due to the Gross Negligence and/or Willful Misconduct of Contractor Group, Contractor shall assume responsibility for the cost of any required removal or remediation up to $5,000,000.00.  Operator shall assume responsibility for the remaining costs exceeding $5,000,000.00.

(iii)                               Notification.  Contractor shall immediately notify Operator of all instances of pollution arising out of operations hereunder and confirm such notification in writing to Operator within 24 hours of the event.

(v)                                 Indemnity Procedures.   Each Party shall notify the other Party promptly in writing of any matters in respect of which the indemnity may apply and of which the notifying Party has knowledge in order to allow the indemnitor the opportunity to investigate and defend the matter; provided, however, that the failure to so notify will only relieve the indemnitor of its obligations under this Clause 6 if and to the extent that the indemnitor is prejudiced thereby.   The indemnitor shall have the full opportunity to control the response thereto and the defense thereof, including any agreement relating to the settlement thereof; provided, however, that the indemnitee will have the right to participate in any legal proceeding to contest and defend a Claim for indemnification involving a Third Party and to be represented by legal counsel of its choosing, all at the indemnitee’s cost and expense.  However, if the indemnitor fails to promptly assume the defense of the

2-18

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Claim, the Party entitled to indemnification may assume the defense at the indemnitor’s cost and expense.  The indemnitor will not be responsible for any settlement or compromise made without its consent, unless the indemnitee has tendered notice and the indemnitor has then refused to assume and defend the Claim and it is later determined that the indemnitor was liable to assume and defend the Claim.  The indemnitee agrees to cooperate in good faith with the indemnitor at the request and expense of the indemnitor.  Indemnitor shall provide indemnitee with at least 5 days prior written notice before making any payment under this Clause 6.5.

6.6                   Sunken Property.               When required by Law or governmental authority or when Contractor’s sunken property interferes with present or future operations of Operator, Contractor shall at its own expense raise and remove the Drilling Unit and any property of Contractor or its Subcontractors which may sink in the course of operations hereunder or in accordance with Operator’s reasonable instructions.  In the event that Contractor does not carry out these obligations, Operator may buoy and light the sunken Drilling Unit or property and may remove it (without prejudice to Operator’s rights) and in such event Contractor shall refund to Operator all costs so incurred.  The fact that the sunken Drilling Unit or property is insured or has been declared a total loss shall not absolve Contractor from its obligations to raise and/or remove same.  This clause shall remain binding on Contractor notwithstanding the termination of the Contract for any reason.

6.7                   Willful Misconduct/No Consequential Damages.

(a)                                 NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE CONTRACT, IT IS EXPRESSLY AGREED THAT NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL LOSS.

(b)                                 Except as to Clause 6.5(a) above, the release, defense, and indemnity obligations of Contractor and/or Operator in this Contract shall not apply to the extent the death, illness, injury, damage, or loss to property in relation to which a claim is made is the result of the Willful Misconduct of the person or entity seeking indemnity or release.

CLAUSE 7.                  CONTRACTOR’S INSURANCE

7.1                   Contractor shall take out and maintain appropriate insurance with respect to its liabilities assumed and indemnities given under the Contract and as specifically required in Section 3 of the Contract.

CLAUSE 8.          TAX INFORMATION AND INDEMNITY

8.1                               Contractor Tax Liability.  Except as otherwise provided below, Contractor assumes full and exclusive liability for the payment of all taxes including, by way of illustration and not limitation, corporate taxes, personal income taxes, payroll taxes, property taxes, and other direct taxes, as may be imposed on Contractor in the country of Contractor’s registration or in the Country of Operations, which directly result from the carrying out of the Drilling Services by Contractor, whatever may be the methods of assessment, calculation and recovery or any other taxes of similar nature that may be imposed by the Government of the Country of Operations or by any country having jurisdiction to levy such taxes on Contractor as a result of the performance of the Drilling Services under the Country Contract (collectively, “Taxes”).

8.2                               Indirect Taxes.  Rates and prices under the Country Contract do not include any value added tax, turnover taxes, transaction taxes, use taxes, production taxes, consumption taxes, stamp taxes, nor any other taxes of similar nature assessed on supplies, equipment and services to be delivered to Operator or performed under the Country Contract.  Contractor shall separately

2-19

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

state any value added tax or similar tax in its invoice; however, Contractor shall not invoice Operator for any such tax where Operator has furnished evidence of exemption status to Contractor.

8.3                               Withholding Taxes.  Operator shall have the right to withhold any Taxes and other government assessments on payments to Contractor to the extent required by Law or pursuant to the agreement with a host country and the rate(s) set forth in applicable work orders shall include such withholding taxes and other government assessments.  Upon payment of the amount withheld to the appropriate government entity or agency such amount withheld shall be deemed payment to the respective Contractor, and Operator shall have no further obligation to pay such amount to the respective Contractor.  Where Operator has withheld amounts due Contractor, Operator shall provide Contractor evidence of such tax withholding in the form of an original tax receipt or other evidence of payment in a timely manner, if requested.

8.4                               Receipts.  At the request of Contractor, Operator will provide copies of withholding tax receipts issued by the relevant tax authorities together with details of the deductions covered within sixty (60) days of collection of said receipts from the tax authorities.  Operator shall make reasonable endeavors to obtain such receipts as soon as possible.  In the event Operator withholds Tax in excess of that required by Law, then Operator shall promptly reimburse Contractor for the amounts of Tax, which have been incorrectly withheld.  In the event of late payment to the tax authorities having jurisdiction, Operator shall be solely liable for the payment of penalties levied by the relevant tax authorities.

8.5                               Tax Indemnities.  In addition to the general indemnities in Clause 6, Contractor shall defend, indemnify and hold Operator Group harmless from liability to any competent authority resulting from Contractor’s or Contractor Group’s failure to make timely payment of, or timely filings with respect to, any obligations to pay Taxes incurred in respect to the Drilling Services.  Such indemnities shall include all penalties and interest imposed in addition to the Taxes due as a result of Contractor Group’s failure to comply with reporting, filing, payment or procedural requirements.  Contractor shall be liable for and shall indemnify Operator Group for any incremental withholding Taxes imposed by an appropriate government entity or agency on payments to Contractor in excess of amounts initially withheld by Operator per sub-clause 8.3 above.

8.6                               Import/Export Customs Duties and Fees; Stamp Duties.  Where Operator and its contractors (including Contractor) are entitled to exemption from import duty with respect to materials or equipment, Operator shall provide an appropriate letter to enable Contractor to claim such exemption.  In any such case, should Contractor, as a result of its Gross Negligence and/or Willful Misconduct, fail to obtain exemption, the cost of the duty shall not be passed on to Operator but shall be the sole responsibility of Contractor.  In the event Operator has no import/export exemption then Operator shall pay import/export license fees, import/export duties and stamp duties required to be incurred in respect to the Drilling Services.

8.7                               Tax Invoicing.  If Contractor has a legal responsibility to collect any Taxes (including but not limited to value added tax, turnover tax, or any other similar indirect tax) directly from Operator for payment to the appropriate taxing authorities, the portion of any payment from Operator to Contractor representing such Taxes shall be separately stated in the invoice.  Absent such legal requirement, Contractor shall not identify any separate item constituting Taxes.  Operator shall not be obligated to pay invoices that do not comply with invoicing procedures, described in Exhibit “3” of the Country Contract or as otherwise agreed by Contractor and Operator in a similar document attached to a work order.

8.8                               Future Legislation.  If, as a result of any future relevant fiscal legislation, regulation or law, or a change in the interpretation of existing fiscal legislation, regulation or law, after any work order effective date, such future relevant fiscal legislation, regulation or law, or a change in the interpretation of existing fiscal legislation, regulation or law, being such that Contractor has to

2-20

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

suffer an additional tax burden not included in its prices under any work order, then it is agreed and understood that Contractor will be entitled to revise its prices in order to reflect the impact of such new fiscal legislation, regulation or law, or change in the interpretation of existing fiscal legislation, regulation or law, so that Contractor does not lose nor benefit as a result thereof.

CLAUSE 9.                  BANKRUPTCY OR LIQUIDATION

If Contractor shall become bankrupt or insolvent, or have a receiving order made against it and such order is not dismissed within 90 days of issuance, or voluntarily presents a petition in bankruptcy or makes an arrangement with or an assignment in favour of its creditors, or shall agree to carry out the Contract under a Committee of Inspection of its creditors, or commence to be wound up (not being a member’s voluntary winding up for the sake of reconstruction), or shall carry on its business under a receiver for the benefit of its creditors or any of them, then Operator shall be at liberty either

(a)                     to suspend immediately all or any of the operations then in progress and apply the provisions of sub clause 5.1 hereof, or

(b)                     to give such receiver, liquidator or any other person in whom the Contract may become vested the option of carrying out the Contract subject to such party providing a guarantee in an amount to be agreed between the Parties for the due and faithful performance of the Contract without prejudice in either event to any right of action or remedy which shall have accrued or shall accrue thereafter to Operator.

CLAUSE 10.                FORCE MAJEURE

10.1            Except for obligations to pay monies due, either Party will be deemed to be in default hereunder, or will be liable to the other, for failure to perform or delay in performing any of its rights or obligations under the Contract for any period to the extent that such failure results from any Force Majeure Event.

10.2            If a Force Majeure Event occurs, the Party affected by such event will promptly notify the other and describe the circumstances causing the non-performance.  A Party rendered unable to perform its obligations by a Force Majeure Event shall be referred to in this Clause as an “FM Party”.  The rights or obligation(s) of the FM Party unable to perform its obligations hereunder, so far as it is affected by such Force Majeure Event, shall be suspended during the continuation of any inability so caused and such cause shall, as far as practicable, be remedied with all reasonable diligence.  The FM Party shall as soon as reasonably possible, give notice in writing to the other Party of such Force Majeure Event and the reasons therefor.  The rights and obligations of the Parties as have been thus affected shall be suspended for the duration of such prevention.  The FM Party shall keep the other Party reasonably informed as to the status of the Force Majeure Event and all actions being taken by the FM Party to remedy its inability to perform the Drilling Services.

10.3            In the event that Contractor is unable to carry out the Drilling Services by reason of a Force Majeure Event, Operator shall have the right to instruct Contractor to remain on Location or to move to a new location at the Moving Rate as set out in Section 5, sub-clause 5.3(d), shall be payable.

10.4            In the event Operator does not exercise this right and the performance of the Contract has been prevented for not less than one hundred twenty (120) consecutive days then Operator shall have the right to terminate the Contract or continue the Contract at the Standby Rate until such Force Majeure Event has been remedied, by giving written notice to Contractor.

CLAUSE 11.                FREEDOM FROM LIENS

Without prejudice to any other provision of the Contract, Contractor shall hold harmless and indemnify Operator from and against all liens and attachments by or on behalf of any of Contractor’s suppliers, Contractor’s Personnel or Subcontractors  in connection with or arising out of the Contract.

2-21

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Operator shall have the right to withhold payment without interest and request Contractor to furnish proof satisfactory to Operator that all Claims for labor, materials or injuries to Third Persons or property are satisfied or discharged.  The amounts due Contractor, as herein provided, shall be paid by Operator to Contractor, subject, however, to Operator’s rights to deduct money due it or its Affiliates and to the right of Operator to withhold payments in accordance with the requirements of any applicable Law with respect to liens for labor or material.

Operator acknowledges that the Drilling Unit may be pledged as collateral under a credit facility with Nordea Bank Group, as such credit facility is amended, supplemented or replaced from time to time.  Operator agrees that neither it nor the other members of the Operator Group are authorized to, nor shall any of them, create, incur or have imposed upon the Drilling Unit any other liens, charges or encumbrances without the knowledge and written consent of Contractor.  Operator shall indemnify and hold harmless Contractor Group from any and all liens, attachments or encumbrances created by Operator Group upon the Drilling Unit during the term of the Contract (except for liens, associated or incurred with the above credit facility), and should a complaint be filed against or an attachment levied upon the Drilling Unit or should the Drilling Unit be seized or held under an alleged unlawful lien or taken into custody by any legal proceeding because of any Claim created or caused to be imposed upon the Drilling Unit by Operator Group without the knowledge and written consent of Contractor, Operator shall, within ten (10) days thereof, cause the Drilling Unit to be released and the lien discharged or sufficiently bond around such lien until it can be discharged.

CLAUSE 12.            INVOICING PROCEDURES

12.1                        Invoicing and Payments.  Contractor shall invoice and Operator shall pay Contractor prices specified in each specific Country Contract or work order which may be initiated under a Country Contract for Drilling Services that Contractor provides.  All payments hereunder shall be made in United States Dollars, unless otherwise specifically agreed by the Parties.  Contractor shall follow the invoicing procedure set out in Exhibit “3” of the Country Contract when rendering invoices to Operator for Drilling Services under the Country Contract.  Except as otherwise expressly provided in the Contract, any amount due to Contractor under the Country Contract and not disputed in good faith by Operator (as provided in sub-clause 12.3 below) will be due and payable within thirty (30) days after Operator has received from Contractor an itemized invoice and supporting documentation for such fees and expenses. In the event Operator fails to make payment when due on the undisputed portion of any invoice, interest at a rate of 1% per month shall accrue on the unpaid amount. No payment by Operator shall limit Operator’s rights to later dispute any of the charges invoiced or to claim unsatisfactory performance under the Contract, the Country Contract or any work order and payment shall not be construed as Operator’s acceptance of the Drilling Services.  Upon mutual agreement of Contractor and Operator (in which Contractor shall not unreasonably withhold, condition or delay any such agreement), Operator shall have the right to set off any loss, damage, liability or Claim which it may have against Contractor against payment it owes to Contractor under any of the Contract, the Country Contract or any work order.  Contractor shall submit its final invoice for Drilling Services performed within one hundred twenty (120) days of completion of the Final Well and Operator’s acceptance of the Drilling Services associated with each well or within one hundred twenty (120) days of the termination of the Contract or the Country Contract or any then active work order.

12.2                        Reimbursable Expenses.  Reimbursable Expenses shall be only those expenses which are either (i) approved as a specified category of expenses, or (ii) otherwise pre-approved by Operator in writing prior to Contractor incurring such expenses.  “Reimbursable Expenses” shall include transportation from home office in connection with the Drilling Services, travel and subsistence associated with travel, expense of overtime work requiring higher than regular rates if authorized in writing, in advance by Operator.  Additionally, Reimbursable Expenses shall include Contractor’s acquisition and or use of non-standard software specifically to support the Drilling Services, subject to Operator’s prior written approval of such software and associated costs.

12.3                        Disputed Payments.  In the event Operator disputes one or more items in an invoice, Operator shall, within thirty (30) days of receipt of such invoice, notify Contractor of the item or items under dispute and the reasons therefore.  Payment of such items may be withheld by Operator until

2-22

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

settlement of the dispute.  The undisputed amount, however, shall be paid as provided herein.  Payments made hereunder shall not in any event prejudice the right of Operator to question the propriety or accuracy of any charges in respect of which any such payment was made in the exercise of Operator’s right to audit under Clause 24.

CLAUSE 13.                CONFIDENTIAL INFORMATION

13.1            Confidential Information Definition. Contractor shall hold in confidence all business and technical information that is made available to Contractor, directly or indirectly, by Operator or developed or acquired by Contractor in performing Drilling Services under the Contract, including the Country Contract (collectively “Operator Confidential Information”), except:

(a)                                 information which is or becomes, without fault of Contractor, part of the public domain;

(b)                                 information which Contractor can show was received by Contractor from an independent Third Party that is under no obligation to Operator or any Affiliate regarding the information; or

(c)                                  information which Contractor can show was already in Contractor’s possession at the time the information was made available to Contractor, directly or indirectly, from Operator or its Affiliates.

Additionally, if so required by Law or valid legal or regulatory process, including the rules of any applicable stock exchange, Contractor may disclose Operator Confidential Information, but only following written notice by Contractor to Operator of the requirement to disclose and reasonable cooperation with any attempt by Operator to maintain the confidentiality of such Operator Confidential Information.

13.2                                                Contractor’s Use of Confidential Information.  Contractor shall not, without the prior written approval of Operator as appropriate, use the Operator Confidential Information which Contractor is required to keep confidential hereunder for any purpose other than the performance of Drilling Services under the Contract, including the Country Contract or any work order.

13.3                                                Contractor’s Information.    Operator shall hold in confidence all business and technical information that is made available to Operator, directly or indirectly, by Contractor (but excluding data or other information about the Wells), including the Country Contract (collectively “Contractor Confidential Information”), except:

(a)                                 information which is or becomes, without fault of Operator, part of the public domain;

(b)                                 information which Operator can show was received by Operator from an independent Third Party that is under no obligation to Contractor or any Affiliate regarding the information; or

(c)                                  information which Operator can show was already in Operator’s possession at the time the information was made available to Operator, directly or indirectly, from Contractor or its Affiliates.

Additionally, if so required by Law or valid legal or regulatory process, including the rules of any applicable stock exchange, Operator may disclose Contractor Confidential Information, but only following written notice by Operator to Contractor of the requirement to disclose and reasonable cooperation with any attempt by Contractor to maintain the confidentiality of such Contractor Confidential Information.

13.4                                                Operator’s Use of Confidential Information.  Operator shall not, without the prior written approval of Contractor, as appropriate, use the Contractor Confidential Information which Operator

2-23

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

is required to keep confidential for any purpose other than the performance of Drilling Services under this Contract, including the Country Contract or any work order.

CLAUSE 14.                PUBLICITY

Contractor shall not publish or permit to be published either alone or in conjunction with any other person any articles, photographs or other illustrations relating to the Drilling Services hereunder, or Operator’s business generally, without prior reference to and approval in writing from Operator.  Such consent shall only apply to each specific application and relate only to that application.  The accuracy of any information which was not supplied directly by Operator shall be the absolute notices on any information, no matter the form of its recording that Contractor provides to Operator hereunder.

Contractor shall not, without the prior written consent of Operator, to be given or withheld in Operator’s sole discretion:

(a)                                 use the name or any trade name or trademark of Operator or other Affiliate in any advertising or communications to the public in any format except as necessary to perform the Drilling Services; or

(b)                                 make publicity releases or announcements regarding the Contract, the Country Contract, any work order, Drilling Services rendered under any work order, or any related activities, except to the extent required by Law.  In the event of any disclosure as may be required by Law, Contractor will provide Operator prior written notice (including details concerning the circumstances of that disclosure), to the extent permitted by Law.

(c)                      Additionally, in the event Contractor wishes to make any disclosure, including without limitation, any required by Law, with respect to the Southern Providences of Morocco (the Western Sahara), such proposed disclosure shall be submitted to Operator in writing at least two (2) business days prior to the date of the disclosure, and Contractor shall use its best efforts to coordinate with Operator in the preparation and drafting of such disclosure.

Contractor shall cause its Subcontractors to comply with these requirements and these requirements shall continue notwithstanding the completion or termination of the Drilling Services under the Contract.

CLAUSE 15.                ASSIGNMENT AND SUB-CONTRACTING

15.1            Assignment

Contractor shall not without the prior written consent of Operator assign the Contract or any part thereof or any benefit or interest therein or thereunder to any Third Party.  Such consent shall not be unreasonably withheld.  Notwithstanding the foregoing, Contractor shall have the right to assign the Contract or any part thereof or any benefit or interest therein or thereunder to an Affiliate upon prior written notice to Operator.

Operator may assign the whole or part of its rights, liabilities and obligations (a) to an Affiliate or business unit of Operator, or (b)  pursuant to a change of control of Operator, a reorganization of Operator, or a transfer or sale of any business unit, line of business, product line, or substantial portion of its assets,  without the consent of Contractor.  Any other Third Party assignment or transfer may be done with the prior written consent of Contractor, provided such consent shall not be unreasonably withheld, conditioned or delayed.  It is further understood that the Contract will not be assigned for work in Nigeria or Angola.

15.2            Sub-Contracting

Contractor shall not enter into any subcontract for the whole or any part of its obligations under the Contract without the prior written consent of Operator provided such consent shall not be

2-24

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

unreasonably withheld. Such consent if given shall not relieve Contractor from any liability or obligation under the Contract and Contractor shall be responsible for the acts, defaults and negligence of any Subcontractor, its personnel or agents as fully as if they were the acts, defaults or neglects of Contractor or Contractor’s Group.  Notwithstanding the foregoing, Contractor shall not be required to obtain Operator’s prior written consent with respect to subcontracts relating to catering, personnel, logistics and equipment rental, labor or maintenance.  If during the Primary Term, or any exercised Renewal Term, Operator notifies Contractor of a material issue with one or more Subcontractors, Operator and Contractor shall work together to determine the appropriate action to take and if the Parties agree that the issue may be remedied, Contractor will strive to have such issues resolved by the Subcontractor(s) within a reasonable period of time, to be agreed between the Parties.  In the event it is determined by the Parties that such issue cannot be remedied or there is an immediate safety and risk concern, Contractor shall replace such Subcontractor with another subcontractor with the appropriate qualifications related to the services such Subcontractor is providing.   In the event Contractor is having difficulties engaging a replacement Subcontractor, Contractor shall continue to update Operator on a day to day basis.  If the issue related to such Subcontractor prohibits performance of the Drilling Services in a safe and efficient manner, and Contractor has failed to engage a qualified replacement within thirty (30) days from the date Operator informed Contractor of the issue, Operator will pay the Nil Rate.

Contractor shall ensure that each of its Subcontractors comply with the terms and conditions of the Contract.  Contractor shall ensure that Subcontractor’s personnel (where applicable) are made aware of, and follow the provisions for Fire and Safety Precautions and Emergency Procedures as set out in Section 4 along with training related to compliance with Business Standards as set forth in Clause 26 below.

CLAUSE 16.                APPLICATION OF LAWS

Contractor shall comply with all Laws applicable to Contractor’s business, Contractor’s Equipment and Contractor’s Personnel engaged in the operations hereunder. Contractor shall promptly advise Operator of any such Laws with which it believes it is unable to comply.  Operator shall comply with all Law applicable to Operator’s business and Operator Group’s Personnel engaged in the operations hereunder.  Operator shall promptly advise Contractor of any such Laws with which it believes it is unable to comply.

Contractor shall ensure that Contractor’s Personnel, Subcontractors and agents observe all such Laws and shall at Contractor’s expense replace any Contractor’s Personnel or Subcontractor’s personnel or agents whose conduct or behaviour may reasonably be considered by Operator to be in breach or conflict with such Laws.

CLAUSE 17.                NOTICES

All notices to be given with respect to the Contract shall be considered as given to Operator and to Contractor, respectively, if given in writing, in English, and delivered (a) personally; (b) sent by internationally-recognized courier service, or (c) by any electronic means of transmitting written communications which provides written confirmation of complete transmission, and properly addressed to the other Party as shown below.  Notwithstanding the foregoing, neither oral nor email messages constitute notice for purposes of the Contract.  A notice given under any provision of the Contract or the Country Contract, as applicable, shall be deemed delivered only when received or refused receipt by the Party to whom such notice is directed.  “Received” for purposes of the Contract or the Country Contract shall mean actual delivery of the notice to the address or facsimile address of the Party shown below.  All notices to be given under the Contract shall be prepared in accordance with this Clause and sent to:

Operator:	Copy to:
Kosmos Energy Ventures	Kosmos Energy Ventures
c/o Wilmington Trust (Cayman), Ltd.	c/o Kosmos Energy, LLC

2-25

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Suite 409
Century Yard, Cricket Square		8176 Park Lane, Suite 500
Hutchins Drive		Dallas, Texas 75231
George Town, Grand Cayman		Attn: General Counsel
Attn: General Counsel
Phone:		Phone: 214-445-9600
Fax: 345-945-3241		Fax: 214-445-9705
Email:		Email:
kosmosgeneralcounsel@kosmosenergy.com		kosmosgeneralcounsel@kosmosenergy.com

Contractor:		Copy to:

Alpha Offshore Drilling Services Company		Atwood Oceanics Management, Inc.
c/o Atwood Oceanics (M) Sdn Bhd		15835 Park Ten Place Drive
332A-11C 11th Floor		Houston, Texas 77054
Plaza Ampang City		Attn: General Counsel
Jalan Ampang
50450 Kuala Lumpur
Malaysia

Attn:	International Marketing Manager
Phone:	+60 3 2773 9714	Phone: 281-749-7825
Fax:	+60 3 4257 9208	Email: dbaker@atwd.com
Email:	tdyne@atwd.com

Notices to be given under the Country Contract shall be given to the addresses as set forth in the Country Contract.

CLAUSE 18.                VARIATION AND WAIVER

No variation or waiver of any obligation hereunder shall be valid or effective unless confirmed in writing in the case of a variation by all Parties and in the case of a waiver then by the Party towards whom the obligation shall have been undertaken.

CLAUSE 19.                INDEPENDENT CONTRACTOR RELATIONSHIP

19.1            In the performance of the Drilling Services, Contractor shall be an independent Contractor with the authority to control and direct the performance thereof, but the Drilling Services shall be subject to the approval of Operator and be subject to a general right of inspection and any necessary supervision thereof which Operator may choose to exercise if necessary to secure the satisfactory completion thereof.

19.2            The actual performance and superintendence of the Drilling Services hereunder shall be by Contractor but Operator Representative shall at all times have access to all parts of the Drilling Unit for the purpose of inspecting Contractor’s Equipment or observing tests or inspecting the Drilling Services in order to judge whether in Operator’s opinion Contractor’s Equipment is complete and in an efficient operating condition and whether the Drilling Services are being performed by Contractor in accordance with the provisions of the Contract.  In addition, operations shall be carried out at the request and in accordance with the instructions of Operator’s Representative who shall inform Contractor’s Representative of the end result desired from any operation, but Contractor shall have the entire responsibility for the proper and timely execution thereof.

19.3            Contractor shall give all reasonable assistance to Operator’s Representative in the performance of Operator’s Representative’s duties.  However, the presence of and/or inspection and/or supervision by Operator’s Representative hereunder shall not relieve Contractor of any of its obligations or responsibilities hereunder.

2-26

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLAUSE 20.                INFRINGEMENT OF PATENTS

Contractor shall save, hold harmless and indemnify Operator from and against all Claims for or on account of infringement or alleged infringement of any patent, rights, design, trade mark or name or other protected right of any Third Party arising in connection with the use by Contractor of any Drilling Equipment, materials or process(es) provided by Contractor during the course of the Drilling Services and shall defend at its sole expense at any and all such proceedings to which both Parties are defendants.  Both Contractor and Operator shall at all times have the right to be represented respectively by their own counsel and to participate in the defence of any such proceedings if both shall be made parties defendant thereto.  Contractor shall give notice in writing forthwith to Operator of any such Claims and proceedings as aforesaid and shall supply Operator with all information and documents in connection therewith as Operator may reasonably require.

Operator shall save, hold harmless and indemnify Contractor from and against all Claims for or on account of infringement or alleged infringement of any patent, rights, design, trade mark or name or other protected right of any Third Party arising in connection with the use by Contractor of any Operator’s Materials or process(es) provided by Operator to Contractor and shall defend at its sole expense at any and all such proceedings to which both Parties are defendants.  Both Contractor and Operator shall at all times have the right to be represented respectively by their own counsel and to participate in the defence of any such proceedings if both shall be made parties defendant thereto.  Operator shall give notice in writing forthwith to Contractor of any such Claims and proceedings as aforesaid and shall supply Contractor with all information and documents in connection therewith as Contractor may reasonably require.

CLAUSE 21.                APPLICABLE LAW

The validity, interpretation and construction of the Contract, the Country Contract and any work order shall be governed by and construed in accordance with the Laws of England and Wales, without resort to any choice of laws provision and without reference to the UN Convention on Contracts for the International Sale of Goods; provided however that, the Parties acknowledge and agree that if the Laws of a country in which the Drilling Services is to be performed mandate that the Country Contract be governed by the Laws of such country, then the latter Law will govern the validity, interpretation and construction of the Contract, the Country Contract and any work order.

CLAUSE 22.                ARBITRATION

Any dispute or difference arising out of or relating to the Country Contract (regardless of the nature of the question or dispute) shall be finally settled (by arbitration only) in accordance with the Rules of Arbitration of the International Chamber of Commerce (the “Rules”) in force at the date of the Country Contract by three (3) arbitrators or, if the Parties to the dispute or difference agree otherwise, by a sole arbitrator, appointed in accordance with the Rules.  The arbitration proceedings shall be held in London, England, and shall be conducted in the English language.  Awards shall be reduced in writing, and shall be final and binding on the Parties from the date they were made without the right of appeal, except where there is serious irregularity.  A dispute shall be deemed to have arisen when either Party notifies the other in writing to that effect.  Any monetary award issued by the arbitrator shall be payable in U.S. Dollars.  The arbitrators are not empowered to award consequential, indirect, special, punitive or exemplary damages, and each Party hereby irrevocably waives any damages in excess of actual damages.  The arbitrator or arbitrators shall certify in the award that only those damages authorized by this Clause were awarded.  The Parties undertake to carry out the award without delay.  Judgment upon the award may be entered in any court having jurisdiction.

CLAUSE 23.                EXCLUSION OF PREVIOUS CORRESPONDENCE

All previous correspondence, negotiations, representations, explanations, statements, promises or guarantees whether oral or written are hereby excluded from the Contract.

2-27

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLAUSE 24.                AUDIT

24.1                                                Inspection.  Operator or its designee shall have the right to inspect Contractor’s Equipment or other material, or any Drilling Services performed, furnished by Contractor or any Subcontractor, along with any premises, including but not limited to offices, workshops, warehouses and any other locations which are in any way associated with the execution of the Drilling Services at any time during the performance of the Drilling Services by Contractor, Contractor’s Personnel or Subcontractors.  No inspection or approval of any of Contractor’s Equipment or Drilling Services performed furnished will relieve Contractor or Subcontractors of their obligations and warranties as required by the Contract, the Country Contract or any work order.  Contractor shall promptly remedy to Operator’s reasonable satisfaction, but at no cost to Operator any deficiency objected to by Operator for properly substantiated cause.

24.2                                                Audit.

(a)                     Contractor shall maintain and preserve, and shall cause its Subcontractors to maintain and preserve, consistent with generally accepted accounting practices, accurate documentation and data (including but not limited to written and electronic records, books of account, correspondence, plans, permits, licenses, drawings, payroll records, memoranda, receipts, and documentation of related systems and controls) pertaining to the performance of the Drilling Services under the Country Contract and any work order, as well as any gift or entertainment expenses incurred by Contractor or its Subcontractors pertaining to the Drilling Services under the Country Contract and/or any work order.  Where work is billable under lump sum or fixed rates, Contractor shall permit an Operator’s auditors/representatives to have sufficient access to verify that billing calculations and/or application of the lump sum/fixed unit rate amounts are accurate, and that the Drilling Services (quantity and quality) covered by the lump sum/fixed unit rates has been provided and has not been separately billed on some other basis.

(b)                                 Upon prior written notice and during normal business hours, Contractor shall permit, and shall cause its Subcontractors to permit, Operator or Operator’s employee, representative or agent to have access to its and their offices and work locations to examine, reproduce and retain copies of such documentation and data and to interview Contractor’s Personnel and Subcontractors’ personnel in connection therewith, as necessary for Operator to verify and monitor Contractor Group compliance with the terms of the Contract (including Clause 26) and the Country Contract and any applicable Work Order.  Where Drilling Services is billable under fixed rates, Operator’s auditors shall have sufficient access to those rates to satisfy themselves that Drilling Services provided thereunder has not also been separately billed on some other basis (e.g., a reimbursable basis).

(c)                                  The provisions of this Clause shall be applicable during the term of the Country Contract, including the Renewal Option, and for a period of three (3) years thereafter.  If errors or deficiencies are identified by an audit or otherwise, Contractor shall take prompt corrective action and advise Operator thereof.

(d)                                 Operator shall not be liable for Contractor’s or its Subcontractors’ costs resulting from an audit hereunder.

CLAUSE 25                         MISCELLANEOUS

25.1                        Third Party Beneficiaries.  The Contract and each Country Contract is made for the benefit of the Parties and their successors and permitted assigns.  The undertakings and acknowledgments given by Contractor hereunder are given to Operator and for the benefit of each Operator Affiliate.  Each Operator Affiliate may enforce the terms of this letter by virtue of the Contract (Rights of Third Parties) Act 1999.  Each member of Operator Group or Contractor Group, as applicable, may enforce the terms of Clause 6 and by virtue of the Contract (Rights of Third Parties) Act 1999.

2-28

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Subject to this, a person who is not a Party to the Contract or the Country Contract has no right under that Act to enforce or enjoy the benefit of any term of the Contract or the Country Contract, respectively.  Notwithstanding any provisions of the Contract, the Parties to the Contract or the Country Contract do not require the consent of any Third Party to rescind or vary the Contract or the Country Contract, respectively, at any time.  The interpretation of the Contract or the Country Contract shall exclude any rights under legislative provisions conferring rights under a contract to persons not a party to that contract.

25.2                                                            Contract Precedence.  In the event of a conflict between any terms of this Clause 25.2 and the terms of an Attachment or a Section, the terms of this Clause 25.2 shall take precedence and govern over the terms of the Attachment or Section(s).  In the event of a conflict between any terms of this Clause 25.2 and a Country Contract, the terms of the Country Contract shall take precedence and govern.  In the event of a conflict between any terms of the Country Contract and the terms of an Exhibit or any work order, the terms of the Country Contract shall take precedence and govern over the terms of an Exhibit or any work order.

Notwithstanding anything to the contrary in the Country Contract, any work order may take precedence and govern over a provision of the Country Contract for purposes only for that specific work order in order to modify the Drilling Services as described in any such work order or pricing related thereto.

25.3            Entire Agreement.  The Contract, along with the Attachments hereto, constitutes the entire agreement between Operator and Contractor and it supersedes all prior negotiations, representations or agreements, either oral or written, related to the Contract.

25.4            Survivorship.  The following provisions shall survive any expiration or termination of the Contract or the Country Contract: Liabilities and Indemnities, Contractor’s Insurance; Tax Information and Indemnity; Freedom from Liens; Confidential Information; Publicity; Notices; Applicable Law; Arbitration; Audit and Business Standards.

25.5            Interpretation.

(a)                                 Index — Headings. The index to the Contract and headings and subheadings of Clauses are used for convenience and ease of reference only and shall not be used to construe or interpret the provisions of the Contract.

(b)                                 Singular and Plural.  Reference to the singular includes a reference to the plural and vice versa.

(c)                                  Include and Including.  The words “include” and “including” shall have an inclusive meaning and are used in an illustrative sense and not a limiting sense so that they do not limit the generality of the description following such term.

25.6            Counterpart Execution.  The Contract may be executed in any number of counterparts and by different parties on separate counterparts.  Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement.  Delivery of an executed counterpart of the Contract delivered by electronic transmission shall be equally effective as delivery of a manually executed counterpart.

CLAUSE 26                 BUSINESS STANDARDS

26.1                                                Gratuities.  Contractor shall not, either directly or indirectly, pay any commission or fees or grant any rebates or other remuneration or gratuity to any employee, agent or officer of Operator or other Affiliate member.  Contractor shall cause its Subcontractors (and all other members of the Contractor Group) providing Drilling Services hereunder to be bound by the same obligations as Contractor under this Clause 26.

2-29

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

26.2                                                Contractor Anti-Corruption Covenants.  Contractor makes the following representations and warranties and undertakes to perform the covenants set out below:

(a)                                 Contractor is familiar with, and has reviewed, understands and will comply with, the provisions of the United States Foreign Corrupt Practices Act of 1977, as amended (“FCPA”).

(b)                                 None of Contractor Group has made and will not make, directly or indirectly, in connection with the Contract, the Country Contract or any work order any offer, payment, loan, bribe, facilitating payment or gift of anything of value to a Government Official, to an immediate relative of a Government Official, or to any other person while knowing or having reasons to suspect that any part of such offer, payment, loan, bribe, facilitating payment or gift will be given or promised to a Government Official, the offer, payment, loan, bribe, facilitating payment or gift of which would (1) violate any Law; (2) be contrary to or in violation of the principles set forth in the United Nations Convention Against Corruption that were entered into force on December 14, 2005, and the African Union Convention on Preventing and Combating Corruption that were entered into force on August 5, 2006; (3) violate the FCPA, UK Bribery Act 2010, or any other applicable anti-corruption Law; or (4) cause any of the Parties or any of their respective parent or affiliated companies (or any of their respective officers, directors, employees or agents) to be in violation of the FCPA, UK Bribery Act 2010 or any other applicable anti-corruption Law.

(c)                                  No member of Contractor Group nor any owner of any beneficial interest in a member of Contractor Group is or will become a Government Official or an immediate relative of a Government Official, and no Government Official, or any immediate relative of a Government Official, directly or indirectly owns, holds or controls or will own, hold or control any interest in any Contractor Group entity, other than as a shareholder holding less than five percent (5%) of the shares of a publicly traded company.  Contractor agrees to promptly notify Operator if a Government Official becomes a director or officer of, or acquires ownership of any beneficial interest in Contractor Group.

(d)                                 Notwithstanding any other provision of the Contract, Operator may terminate the Contract and any Country Contract or work order if Contractor breaches its representations, warranties and covenants under this sub-clause 26.2.  In the event of any breach by Contractor (or any member of Contractor Group) of this sub-clause 26; (i) Operator shall have no further obligation to pay the compensation provided for in  the Country Contract or any applicable work order, as the case may be; (ii) Contractor shall repay Operator the amount of funds or value paid by Contractor to a Third Party in breach of this sub-clause 26.2; and (iii) Contractor shall hold harmless and indemnify Operator Group for any losses, liabilities, costs, expenses (including attorneys’ fees and court costs), penalties and sanctions related to or arising out of Contractor’s breach of this Clause.  Upon reasonable prior written notice, Operator or its designated agents shall be permitted access to all books and records of Contractor reasonably related to compliance with this Clause, any payment made in connection with provision of the Drilling Services, and/or the performance by Contractor of the Drilling Services, including for the purpose of auditing such books and records.  Contractor will conduct annual FCPA training of its Contractor Group.

(e)                                  Promptly following Operator’s request in writing, Contractor agrees to provide a written certification as to whether Contractor is in compliance with this Clause.

26.3            Operator Anti-Corruption Covenants.  Operator makes the following representations and warranties and undertakes to perform the covenants set out below:

(a)                                 Operator is familiar with, and has reviewed, understands and will comply with, the provisions of the FCPA.

(b)                                 None of Operator Group has made and will not make, directly or indirectly, in connection with the Contract, the Country Contract or any work order any offer, payment, loan, bribe, facilitating payment or gift of anything of value to a Government Official, to an immediate

2-30

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

relative of a Government Official, or to any other person while knowing or having reasons to suspect that any part of such offer, payment, loan, bribe, facilitating payment or gift will be given or promised to a Government Official, the offer, payment, loan, bribe, facilitating payment or gift of which would (1) violate any Law; (2) be contrary to or in violation of the principles set forth in the United Nations Convention Against Corruption that were entered into force on December 14, 2005, and the African Union Convention on Preventing and Combating Corruption that were entered into force on August 5, 2006; (3) violate the FCPA, UK Bribery Act 2010, or any other applicable anti-corruption Law; or (4) cause any of the Parties or any of their respective parent or affiliated companies (or any of their respective officers, directors, employees or agents) to be in violation of the FCPA, UK Bribery Act 2010 or any other applicable anti-corruption Law.

(c)                                  No member of Operator Group nor any owner of any beneficial interest in a member of Operator Group is or will become a Government Official or an immediate relative of a Government Official, and no Government Official, or any immediate relative of a Government Official, directly or indirectly owns, holds or controls or will own, hold or control any interest in any Operator Group entity, other than as a shareholder holding less than five percent (5%) of the shares of a publicly traded company.  Operator agrees to promptly notify Contractor if a Government Official becomes a director or officer of, or acquires ownership of any beneficial interest in Operator Group.

(d)                                 Notwithstanding any other provision of the Contract, Contractor may terminate the Contract and any Country Contract or work order if Operator breaches its representations, warranties and covenants under this sub-clause 26.3.  In the event of any breach by Operator (or any member of Operator Group) of this sub-clause 26.3; (i) Contractor shall have no further obligation to provide the Drilling Services under the Country Contract or any applicable work order, as the case may be; and (ii) Operator shall hold harmless and indemnify Contractor Group for any losses, liabilities, costs, expenses (including attorneys’ fees and court costs), penalties and sanctions related to or arising out of Operator’s breach of this Clause.  Upon reasonable prior written notice and during normal business hours, Contractor or its designated agents shall be permitted access to all books and records of Operator reasonably related to compliance with this Clause, any payment made in connection with provision of the Drilling Services, and/or the performance by Operator of the Drilling Services, including for the purpose of auditing such books and records.  Contractor will provide Operator a minimum of thirty (30) days written notice prior to any date Contractor desires to access the books and records.  Operator will conduct annual FCPA training of its Operator Group.

26.4                                                Compliance with Law.  Contractor agrees to comply with all Laws which are now or may, in the future, become applicable to Contractor, Contractor’s business, Contractor’s Equipment and Contractor’s Personnel engaged in the performance of the Contract or the Country Contract or any applicable work order, or arising out of or incident to such performance; provided however, notwithstanding anything to the contrary in the Contract, the Country Contract or applicable work order, Contractor shall not take any action that is prohibited by or penalized under the Laws of the United States.  Operator agrees to comply with all Laws which are now or may, in the future, become applicable to Operator, Operator’s business, Operator’s Materials and Operator’s Personnel engaged in the performance of the Contract or the Country Contract or any applicable work order, or arising out of or incident to such performance; provided however, notwithstanding anything to the contrary in the Contract, the Country Contract or applicable work order, Operator shall not take any action that is prohibited by or penalized under the Laws of the United States.

26.5                                                Compliance with US export regulations.  Operator and Contractor understand that the provision of deliverables under the Contract or the Country Contract may be subject to United States export and re-export Laws.  Operator and Contractor each agree to abide by any restrictions or conditions respecting the export, re-export, or other transfer of the deliverables that are in effect now or are hereafter imposed by the U.S. Government, and will not export, re-export or otherwise transfer the deliverables except in full compliance with all relevant U.S. Laws.  These restrictions and conditions include, but are not limited to, (a) restrictions and export licensing requirements governing the export, re-export, or other transfer to other persons, entities, or countries of the deliverables, (b) restrictions and export licensing

2-31

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

requirements governing the export or other transfer of foreign developed information that incorporates the deliverables, (c) any applicable U.S. restrictions on the export, re-export, or other transfer of the deliverables to countries, entities and persons that are subject to U.S. sanctions, embargoes, or other prohibitions, and (d) any applicable U.S. restrictions on the export or other transfer of the direct product of U.S. origin technical data.

26.6                                                Equal Employment Opportunity.  Contractor shall comply with all equal opportunity Laws of the country in which the Drilling Services are performed.  Contractor shall make reasonable efforts to hire, train and educate citizens of the country in which the Drilling Services are performed.

CLAUSE 27                                                   COUNTRY SPECIFIC CONTRACT, ASSIGNMENT OF AGREEMENT

27.1            Country Specific Contract. The Contract is a global master contract between Operator and Contractor to set forth the general terms and conditions which shall govern the provision of the Drilling Services to Operator or an Affiliate of Operator by Contractor or its Affiliate pursuant to a Country Contract arising only in accordance with and subject to the provisions of the Contract.  Operator and Contractor agree that during the term of the Contract, any and all Drilling Services which may be requested by Operator shall be performed by Contractor under the form of Country Contract attached hereto as Attachment “B”, which shall be country-specific and shall be governed by and incorporate by reference the terms and conditions set forth in the Contract.

27.2            Operator and Rights of Assignment.  Operator may novate or assign the Contract, the Country Contract or any work order, (a) to an Affiliate or another entity or business unit of Operator or (b) pursuant to a change of control of Operator, a reorganization of Operator, or a transfer or sale of any business unit, line of business, product line, or substantial portion of its assets, without such Contractor’s consent.  Operator shall not assign the Contract or the Country Contract to unrelated Third Parties, without prior written approval of Contractor, not to be unreasonably withheld or delayed.  It is further understood that the Contract will not be assigned for work in Nigeria or Angola.

27.3            Contractor Right of Assignment and Subcontracting.  Except as permitted under Clause 15.1, Contractor agrees not to assign the Contract, the Country Contract or any work order without the express prior written approval of Operator, and the assignment of the Contract or the Country Contract if so approved by Operator, shall not relieve Contractor of its duties or obligations thereunder.  Except as permitted under Clause 15.2, Contractor agrees not to subcontract any Drilling Services to be furnished under the Country Contract without the express prior written approval of Operator, and the subcontracting if so approved by Operator, shall not relieve Contractor of its duties or obligations thereunder.  If Contractor subcontracts or assigns the Country Contract or any Drilling Services to be furnished thereunder without such consent and violates the provisions of Clause 15.2, the Country Contract may be immediately terminated at the option of Operator notwithstanding anything in the Country Contract to the contrary.  The consent of a Party to any assignment of the Country Contract shall not constitute such Party’s consent to further assignment.  The Country Contract shall be binding on the Parties and their respective successors and permitted assigns.

2-32

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLAUSE 28 — HEALTH, SAFETY, ENVIRONMENT AND SECURITY AND WELL INTEGRITY

28.1                                                Contractor’s Responsibilities.  Contractor shall be responsible for providing a healthy and safe work place and working environment for Contractor’s Personnel, Subcontractors, Operator Group and other Third Parties, as applicable, during performance of the Drilling Services.  Contractor shall endeavor to protect the health and safety of Contractor’s Personnel, Subcontractors’ and Operator’s employees, the public, and other Third Parties from any danger associated with the Drilling Services.  Contractor’s practices employed to perform the Drilling Services are considered part of the working environment.  All tools, equipment, facilities and other items used by Contractor shall be designed, installed, operated and maintained to industry standards and be free of recognized hazards.  Contractor shall adopt methods, procedures and precautions that are necessary to comply with the provisions in this Clause.  Contractor shall report all accidents, injuries and near-misses arising out of the performance of Drilling Services under the Country Contract or any work order promptly to Operator and to governmental authorities as required by Law.

28.2            Contractor agrees that it shall implement programs to ensure the testing, education, training and monitoring of Contractor’s Personnel and Subcontractors’ personnel (and all Contractor Group) in the prohibition of drug, alcohol, and illegal substance use in the workplace of the country in which the Drilling Services are performed.  Contractor also agrees that it shall implement policies prohibiting the use, possession, transportation, promotion or sale of alcohol, illegal drugs, contraband, weapons or other items deemed illegal in the country in which Drilling Services are performed, and agrees that Contractor’s Personnel and Subcontractors personnel (and all Contractor Group) and their vehicles or vessels may be searched or may be required to undergo drug and/or alcohol testing, including the submission of urine and/or blood samples by Contractor, as determined appropriate in Operator’s sole discretion and to the extent legally permissible.

28.3                                                Health, Safety, Environmental and Security Requirements and Well Integrity Requirements.  Basic health, safety, environmental and security requirements along with well integrity requirements, as to each Country Contract, are set forth in Attachment D to this Section 2.  Operator, at any time, may require additional measures in addition to those in Attachment D from Contractor regarding any health or safety rule, regulation or policy applicable to the Drilling Services by notifying Contractor either orally or in writing without complying with any provision in the Country Contract on giving notice.  Any additional cost to Contractor of complying with such changes shall be reimbursed by Operator at Contractor’s incurred cost upon presentation of satisfactory invoices and supporting documentation.

28.4                                                Management of Waste.  In performing Work, Contractor and Subcontractors shall have the responsibility and liability for the proper management of wastes according to Law.  In particular, but without limitation, Contractor and Subcontractors shall implement procedures to endeavor to minimize the generation of waste.  These procedures shall include, at a minimum, process substitution, materials recovery, and continued product use.  When possible and commercially practicable, Contractor shall select less toxic alternatives to minimize hazardous waste generation.  During the performance of the Drilling Services in a Contract Area under any Country Contract or applicable work order, Contractor shall accumulate at the Contract Area all non-hazardous waste resulting from Contractor’s operations and keep and leave any Contract Area where Drilling Services is performed in a condition satisfactory to Operator or as may be required by Law.  Operator shall remove all waste resulting from Contractor’s operations under any Country Contract or applicable work order.  Operator shall ensure that all waste is handled in compliance with any attachment relating to the management of waste and any relevant work order, and such provisions in any Attachment.

2-33

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT “A”

MUTUAL HOLD HARMLESS AGREEMENT

This Mutual Hold-Harmless Agreement (this “Agreement”) is made effective as of the      day of           , 20      , among

(“Company”),

(the “Provider”),

Each Subcontractor (as defined below) of Company or of any of its Affiliates (as defined below) (other than the Provider and its Subcontractors) that executes a counterpart of this Agreement (together with each Subcontractor of Company or of any of its Affiliates (other than the Provider and its Subcontractors) that executes another agreement containing mutual indemnity provisions substantially similar to those in this Agreement, each a “Company Contractor” and, collective, the “Company Contractors”), and

Each Subcontractor of the Provider or of any of its Affiliates that executes a counterpart of this Agreement (together with each Subcontractor of the Provider or of any of its Affiliates that executes another agreement containing mutual indemnity provisions substantially similar to those in this Agreement, each a “Provider Subcontractor” and, collectively, the “Provider Subcontractors”).

RECITALS

a)                         Each Company Contractor has entered or will enter into a contract (a “Company Contract”) with Company or one of its Affiliates, or one of its Subcontractors, for such Company Contractor to perform work for or render services to Company or one of its Affiliates relating to or arising out of Company’s operations in and relating to [insert country name] (the “Project”);

b)                         Each Provider Subcontractor has entered or will enter into a contract (a “Provider Subcontract”) with the Provider or one of its Affiliates, or one of its Subcontractors, for such Provider Subcontractor to perform work for or render services to the Provider or one of its Affiliates relating to or arising out of the Project; and

c)                          The Signatories wish to modify their relationship at Law and to avoid disputes as to their respective liabilities for injury to or illness or death of persons, for damage to or destruction of property and for Consequential Damages (as defined below) by providing for a system of mutual indemnity among the Signatories with respect to their respective personnel and property.

AGREEMENT

1.                                                              For the purposes of this Agreement:

“Affiliate” means a legal entity that at any tier Controls, is Controlled by, or is Controlled by an entity that Controls, a Party.  For the purposes herein, “Control” means the ownership, directly or indirectly, of fifty percent (50%) or more of the voting rights in a legal entity.

“Claims” shall mean, unless specifically provided otherwise, all claims (including, but not limited to, those for property damage, pollution (including, without limitation, response costs, remediation costs, and damages to natural resources), bodily injury, personal injury, illness, disease, maintenance, cure, loss of consortium, loss of support, death, and wrongful termination of employment), damages, liabilities, losses, demands, liens, attachments,

2-34

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

encumbrances, fines, penalties, causes of action of any kind (including actions in rem or in personam), obligations, costs, judgments, interest and awards (including payment of attorneys’ fees and costs of litigation and investigation) or amounts, of any kind or character (except punitive, indirect, special, consequential or exemplary damages), whether under judicial proceedings, administrative proceedings or otherwise, or conditions in the premises of or attributable to any person or persons or any Party or Parties, breach of representation or warranty (expressed or implied), under any theory of tort, contract, breach of contract (including any Claims that arise by reason of indemnification or assumption of liability contained in other contracts entered into by Company, Company Contractors, Provider, or Provider Subcontractors) arising out of, or incident to or in connection with the Project, including but not limited to Claims that arise out of or are directly or indirectly connected with vessels and/or the ownership, possession, management, manning, maintenance, supply, operation (including but not limited to ingress, egress, loading and unloading operations) or navigation of any vessel.

“Consequential Damages” means any damage, loss or injury of whatsoever nature that is consequential, punitive, incidental, special or exemplary, any loss or anticipated loss of profit, loss of production, loss of product, loss or anticipated loss of revenue, spread costs, or diminution in value, and any damage, loss or injury of whatsoever nature due to business interruption, loss of use of any equipment, loss of any contract or other business opportunity and any other indirect loss of a similar nature, whether or not such costs, losses or liabilities are defined and/or characterized as consequential, incidental or indirect by English Law or any applicable Law and whether or not foreseeable.

“Contract” means either a Company Contract or a Provider Subcontract, which collectively shall be referred to as the “Contracts”.

“Contractor” means either a Company Contractor, or a Provider Subcontractor, which collectively shall be referred to as the “Contractors”.

“Dispute” means any and all Claims, counterclaims, demands, causes of action, disputes, controversies, and other matters in question arising out of or relating to this Agreement, or to the alleged breach thereof

“Gross Negligence” shall mean any act or failure to act (whether sole, joint or concurrent) by any Person which was intended to cause or which was in reckless disregard or wanton indifference to harmful consequences such Person knew or should have known such act or failure to act would have on the safety or property of another Person.

“ICC” means the International Chamber of Commerce.

“Joint Interest Owner” means any Person from time to time holding an interest in or in the exploitation of the field(s) included in the Project with Company (or its successor).

“Law(s)” means all applicable laws of the jurisdiction in its broadest sense including without limitation the following: constitutional law, civil law, common law, international law, equity, treaties, statutes, decrees, edicts, codes, orders, rules, ordinances and regulations of any local, municipal, territorial, provincial, state, federated, national or any other duly constituted governmental body, authority, agency or department.

The phrase “mutual indemnity agreement containing provisions substantially similar to those in this Agreement” includes any agreement that includes release, defense, and indemnity provisions that are substantially similar to those set forth in this Agreement or that are in any other form or wording so long as the substantive nature of the provisions is similar to those set forth in this Agreement.

2-35

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Parties” means Company and any Signatory.

“Party” means Company or any Signatory.

“Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, other business organization, trust, union, association, entity or governmental authority.

“Personnel” means, with respect to any Person, the officers, directors, employees, representatives, and agents of such Person.

“Services Agreement” means the contract entered into between Company and Provider pursuant to which Provider has agreed to perform services for Company.

“Signatory” means each Contractor, and the Provider, but the term “Signatory” does not include Company.

“Signatory Group” means, as to each Signatory, the following Persons, together with their Personnel and insurers: (A) such Signatory, (B) its Affiliates, and (C) all of its Subcontractors who have executed this Agreement or another mutual indemnity agreement containing provisions substantially similar to those in this Agreement.

“Subcontractor” means, with respect to any Person, any contractor or subcontractor of any tier of such Person.

“Willful Misconduct” shall mean a knowing and intentional act or failure to act, with disregard of the rights or safety of others, knowing that harmful consequences to a person or property will probably result or recklessly disregarding the possibility that harmful consequences  will probably result.

2.                                                              Inconsideration of the premises set out above, each Signatory (the “Indemnitor”) agrees for the benefit of each other Signatory that:

(i)                         Such Indemnitor shall release, defend, indemnity and hold harmless each other Signatory and each Person in such other Signatory’s Signatory Group (each an “Indemnitee” and collectively, the “Indemnitees”) from and against any and all Claims arising in connection with the Contracts, the performance by such Indemnitor of the services being performed by such Indemnitor under its Contract, or the performance of other work or services by the Provider or its Subcontractors, or any other Subcontractor of Company, directly or indirectly related to or arising out of the Project for:

(a)                     loss of, damage to or destruction of the property of such Indemnitor or any Person in such Indemnitor’s Signatory Group or any other Subcontractor of such Indemnitor; or

(b)                     death, illness or bodily or personal injury to any Personnel of such Indemnitor or any Person in such Indemnitor’s Signatory Group or any other Subcontractor of such Indemnitor,

except to the extent such loss, damage, destruction, death, illness or bodily or personal injury is caused or contributed to by the Willful Misconduct of the Indemnitee seeking indemnity hereunder or any other Person in such Indemnitee’s Signatory Group.

(ii)                      Such Indemnitor hereby waives any Claim against each Indemnitee for such Indemnitor’s Consequential Damages however the same may be caused.

2-36

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.                                                              Except as provided in Paragraph 2(i), the obligations of each Indemnitor set forth in this Agreement to release, defend, indemnify, and hold harmless any Indemnitee and the waiver by such Indemnitor under Paragraph 2 shall apply regardless of the active, passive, contributory or sole or concurrent negligence (of any kind or degree), strict liability, unseaworthiness, pre-existing conditions and any other fault of any Indemnitee and regardless whether liability of any kind is imposed or sought to be imposed on any Indemnitee and shall include Claims arising out of loading, unloading, ingress, and egress.

4.                                                              In order to support the indemnity obligations set out in Paragraph 2, each Indemnitor shall procure and maintain sufficient insurance with reputable insurance companies or qualified self-insurance with respect to the performance of its obligations under the Contract to which it is a Party and shall, to the extent of the risks and liabilities assumed by such Indemnitor in this Agreement, undertake to obtain from its insurers a waiver of rights of subrogation against all Persons in each other Signatory Group (and, where permitted, name such Persons (excluding insurers) as additional insureds or co-assureds and be primary and non-contributory to any other insurance as respects such risks and liabilities).

5.                                                              Each Contractor shall require its Subcontractors to which it contracts the performance of any of its obligations under the Contract to which such Contractor is a Party to sign a counterpart of this Agreement or another mutual indemnity agreement containing provisions substantially similar to those in this Agreement, and on request shall furnish a copy of such executed mutual indemnity agreement to Company and the Provider; to the extent a Subcontractor does not sign a counterpart of this Agreement or another mutual indemnity agreement containing provisions substantially similar to those in the Agreement, the obligations that would have been owed by such Subcontractor shall be the responsibility and obligations of Company or Provider, as applicable.

6.                                                              Each Provider Subcontractor agrees that all indemnity and insurance obligations owed by such Provider Subcontractor to Persons in each Signatory Group pursuant to this Agreement (or another mutual indemnity agreement containing provisions substantially similar to those in this Agreement) shall also be owed by such Provider Subcontractor to Company, all Joint Interest Owners, their respective Affiliates and permitted assignees, and the Personnel and insurers of all of the foregoing; and Company agrees that the indemnity obligations owed by Company to the Provider under the Services Agreement shall also be owed by Company to each Provider Subcontractor, its Affiliates, and the Personnel and insurers of all the foregoing.

7.                                                              This Agreement shall inure to the benefit of and become binding on each Contractor with respect to each other Signatory on the later of:

(i)                         the date such Contractor executes this Agreement (or another mutual indemnity agreement containing provisions substantially similar to those in this Agreement), or

(ii)                      the date such other Signatory executes this Agreement (or another mutual indemnity agreement containing provisions substantially similar to those in this Agreement). This Agreement shall inure to the benefit of and become binding on each Provider Subcontractor, as applicable, and Company, with respect to each other, on the date such Contractor Subcontractor, as applicable, executes this Agreement (or another mutual indemnity agreement containing provisions substantially similar to those in this Agreement).

8.                                                              This Agreement may be executed in multiple counterparts.  Such instruments shall collectively constitute the mutual indemnity agreement of the Signatories.

2-37

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.                                                              Applicable Law and Arbitration

(A)                   The validity, construction and interpretation of this Agreement shall be governed exclusively by the Laws of England and Wales, excluding any choice of law rules that would require the application of the Laws of another jurisdiction.

(B)                   Any Dispute shall be exclusively and definitely resolved through final and binding arbitration under the Rules of the ICC then in effect (the “Rules”).  The rules shall be deemed to be incorporated herein by reference.

(C)                   Arbitrators.

(i)                         The arbitration shall be conducted by three arbitrators.  Each Party to the Dispute shall nominate one arbitrator within thirty (30) days of the filing of the arbitration, and the two arbitrators so nominated shall nominate a chairman within thirty (30) days after the latter of the two arbitrators has been appointed by the Parties to the Dispute.  If a Party to the Dispute fails to appoint its party-appointed arbitrator or if the two party-appointed arbitrators cannot reach an agreement on the chairman within the applicable time period, then the ICC Court shall appoint that arbitrator only.

(ii)                      If there are more than two parties to the Dispute, then within thirty (30) days of the filing of the arbitration, all claimants shall jointly appoint one arbitrator and all respondents shall jointly appoint one arbitrator, and the two arbitrators so appointed shall select the presiding arbitrator within thirty (30) days after the latter of the two arbitrators has been appointed by the Parties to the Dispute.  If either all claimants or all respondents fail to make a joint appointment of an arbitrator or if the Party-appointed arbitrators cannot reach an agreement on the presiding arbitrator within the applicable time period, then the ICC shall appoint all three arbitrators.

(D)                   If the Signatories initiate multiple arbitration proceedings, the subject matters of which are related by common questions of law or fact and which could result in conflicting awards or obligations, then all such proceedings may be consolidated into a single arbitral proceeding.

(E)                    Unless otherwise agreed by all Parties to the Dispute, the seat or legal place of arbitration shall be London, England.

(F)                     The arbitration proceedings shall be conducted in the English language and the arbitrator(s) shall be fluent in the English language.

(G)                   The award of the Arbitral Tribunal (as defined in the Rules) shall be in writing and shall be final and binding.  Judgment on the award of the Arbitral Tribunal may be entered and enforced by any court of competent jurisdiction.

(H)                  All notices required for any arbitration proceeding shall be deemed properly given if sent in accordance with the provisions of the relevant Contract.

(I)                       All arbitrators shall be and remain at all times wholly impartial, and, once nominated, no arbitrator shall have any ex parte communications with any of the Parties to the Dispute concerning the arbitration or the underlying Dispute other than communications directly concerning the selection of the presiding arbitrator, where applicable.  The Arbitral Tribunal shall render a final award in any arbitration within six (6) months of the appointment of the Arbitral Tribunal by the ICC.  This time limit may only be extended with the consent of the Parties to the Dispute or by the Arbitral Tribunal for good cause shown, provided that no award shall be invalid even if it is not rendered within the time period herein specified, or not rendered within any extended period.

(J)                       The award shall include interest, as determined by the arbitral award, from the date of any default or other breach of this Agreement until the arbitral award is paid in full.  Interest shall be awarded at a commercially reasonable rate determined by the Arbitral Tribunal unless otherwise agreed upon by the Parties to the Dispute.

(K)                  The arbitral award shall be made and payable in United States dollars, free of any tax or other deduction.

(L)                    The Signatories waive their rights to claim or recover, and the Arbitral Tribunal shall not award any punitive, multiple, or other exemplary damages (whether statutory or common Law), except to the extent such damages have been awarded to a Third Party and are subject to allocation between or among the Parties to the Dispute.

2-38

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(M)                To the extent permitted by Law, any right to appeal or challenge any arbitral decision or award, or to oppose enforcement of any such decision or award before a court or any governmental authority, is hereby waived by the Signatories to the maximum extent permitted by Law.  For the avoidance of doubt, the Signatories hereby expressly waive any right to approach the courts under Sub-clauses 45 and 69 of the Arbitration Act 1996.

(N)                   All negotiations, mediation, arbitration, and expert determinations relating to a Dispute (including a settlement resulting from negotiation or mediation, an arbitral award, documents exchanged or produced during a mediation or arbitration proceeding, and memorials, briefs or other documents prepared for the arbitration) are confidential and may not be disclosed by the Parties to the Dispute, their employees, officers, directors, counsel, consultants, and expert witnesses, except to the extent necessary to enforce this Agreement or any arbitration award, to enforce other rights of a Party to the Dispute, or as required by Law; provided, however, that breach of this confidentiality provision shall not void any settlement, expert determination or award.

10.                                                       Any release, indemnity, defense or insurance protection owed by a Signatory to any Person pursuant to this Agreement shall be primary to any obligation of Company or Provider (if any) to provide any such protection to such Person.

11.                                                       Except as between two Parties to this Agreement that have directly entered into a specific contract between themselves other than this Agreement (in which case such specific contract shall control over this Agreement), in the event of a conflict between the provisions of this Agreement (or another mutual indemnity agreement containing provisions substantially similar to those in this Agreement) and a Contractor’s Contract, the terms and provisions of this Agreement (or such mutual indemnity agreement) shall govern and control.

12.                                                       The illegality, invalidity or unenforceability of a provision of this Agreement under any Law shall not affect the legality, validity or enforceability of that provision under another Law or the legality, validity or enforceability of any other provision or the remainder of this Agreement.

13.                                                       Rights of Third Parties

(A)                   Subject to Paragraph 13(B) below, the Contract (Rights of Third Parties) Act 1999 (the “Act”) shall not apply to this Agreement and all of the rights granted to Third Parties under the Act are hereby excluded.

(B)                   The provisions of paragraph 13(A) shall not apply to any Person to the extent any such Person is entitled to insurance, defense, release, or indemnity protection under Paragraph 2(i), Paragraph 5, Paragraph 6 and, subject to Paragraph 13(c), each such Person (a “Third Party”) may enforce any such entitlement in accordance with the Act.

(C)                   The Parties shall be entitled to amend, vary, supplement or terminate this Agreement without the consent of any other Person, including any Person entitled to enforce any rights under this Agreement in accordance with Paragraph 13(B).

(D)                   A Joint Interest Owner or an Affiliate of a Joint Interest Owner is entitled to assign any benefit, right or entitlement conferred on it under this Agreement by virtue of the Act to a bank(s) and/or financial institutions(s) by way of security for borrowings related to the Project.  The Parties hereto shall, at the request of such Affiliate or Joint Interest Owner, sign and issue such acknowledgement of such assignment as such Affiliate or Joint Interest Owner may reasonably request.

IN WITNESS of their agreement, each of Company and the Provider has caused its authorized representative to sign this Agreement effective as of the date first above written.

Company:	Provider (as a Signatory):

2-39

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

By:	By:

Name:	Name:

Title:	Title:

For each Contractor:

IN WITNESS of its agreement, each Party executing below as a Signatory adopts this Agreement and agrees that in consideration of the benefits afforded a Signatory, such Party, as a Signatory, agrees to comply with all obligations owed by a Company Contractor or Provider Subcontractor as applicable, under this Agreement, effective as set forth in the Agreement:

Signatory:	Signatory:

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

END OF ATTACHMENT A

2-40

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT B

FORM OF COUNTRY CONTRACT

<insert name of country>

[insert Contract #]

This Country Contract (this “Country Contract”) is entered into as of <insert Effective Date> (the “Effective Date”) by and between Kosmos Energy <insert affiliate name> (“Operator”) and <insert Contractor name> (“Contractor”).  Operator and Contractor are referred collectively in the Contract as the “Parties,” and individually as a “Party”.  The Contract is subject to the provisions of Global Master Contract, <insert  contract number>, between Kosmos Energy Ventures and <name of Contractor> effective                   (“GMC” or “Contract”).

Now Therefore, Operator and Contractor each in consideration of the undertakings, promises and agreements of the other as set forth herein, hereby agree as follows:

ARTICLE 1 - PURPOSE.

This Country Contract is a contract between Operator and Contractor to govern the provision of the Drilling Services by Contractor in the contract area more particularly described in Exhibit “1”, attached hereto (the “Contract Area”).  The Parties adopt and agree to be bound by the terms and conditions of the GMC which are incorporated by reference and made a part of the Contract.  All capitalized terms used in the Contract shall have the meaning ascribed to them in the GMC, unless otherwise defined in the Contract.  During the term of the Contract, Contractor agrees to furnish all labor, equipment and materials and all other things necessary to perform the Drilling Services which may be requested by Operator in any work order.

ARTICLE 2 —  INVOICING PROCEDURES — invoicing and registration procedures for work to be performed in Morocco are described under Exhibit 2 attached hereto.

ARTICLE 3 - COUNTRY SPECIFIC REQUIREMENTS — <insert additional provisions e.g. taxes, registration, etc. specific to the given country and attach any related documents as Exhibit 3, attached hereto. >

ARTICLE 3 - NOTICES

All notices to be given with respect to the Country Contract shall be considered as given to Operator  and to Contractor, respectively, if given in writing, in English, and delivered (a) personally; (b) sent by internationally-recognized courier service, or (c) by any electronic means of transmitting written communications which provides written confirmation of complete transmission, and properly addressed to the other Party as shown below.  Notwithstanding the foregoing, neither oral nor e-mail messages constitute notice for purposes of the Contract.  A notice given under any provision of the Country Contract shall be deemed delivered only when received or refused receipt by the Party to whom such notice is directed.  “Received” for purposes of the Country Contract and any one or more work orders or other amendments, shall mean actual delivery of the notice to the address or facsimile address of the Party shown below.  All notices to be given under the Country Contract shall be prepared in accordance with this Section and sent to:

Operator:	Copy to:
Kosmos Energy <affiliate name>	Kosmos Energy <affiliate name>
c/o Wilmington Trust (Cayman), Ltd Suite 409	c/o Kosmos Energy, LLC 8176 Park Lane, Suite 500
Century Yard, Criket Square	Dallas, Texas 75231
Hutchins Drive	Attn: General Counsel
George Town, Grand Cayman	cc: Country Manager
Attn: Registered Agent	Phone: 214-445-9600

2-41

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Fax: 345-945-3241	Fax: 214-445-9705
Email: kosmosgeneralcounsel@kosmosenergy.com	Email: kosmosgeneralcounsel@kosmosenergy.com

Contractor:

Attn:

Phone:

Fax:

Email:

ARTICLE 4 — OPERATOR REPRESENTATIVE AND CONTRACTOR REPRESENTATIVE:

Operator Representative:  The following Operator designated representative, drilling manager, or other such person as may be subsequently designated in writing by Operator, shall have authority to act for Operator with respect to all matters pertaining to this Country Contract.

Contractor Representative:  The following Contractor designated representative or other such person as may be subsequently designated in writing by Contractor, shall have authority to act for Contractor with respect to all matters pertaining to this Country Contract.

ARTICLE 5 - MISCELLANEOUS.

Entire Agreement.  This Country Contract is subject to the terms and conditions of the GMC, including the Attachments thereto, which are incorporated by reference and made a part of this Country Contract. This Country Contract, along with the Exhibits hereto, constitutes the entire agreement between Contractor and Operator, and it supersedes all prior negotiations, representations or agreements, either oral or written, related to the this Country Contract or the subject matter hereof.

Counterpart Execution.  This Country Contract may be executed in any number of counterparts and by different parties on separate counterparts.  Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement.  Delivery of an executed counterpart of this Country Contract delivered by electronic transmission shall be equally effective as delivery of a manually executed counterpart.

IN WITNESS WHEREOF, the Parties have caused this Country Contract to be executed effective as of the Effective Date.

Kosmos Energy <affiliate name>	<Contractor>

By:	By:

2-42

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Name:	Name:
Title:	Title
Date:	Date:

2-43

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 1

CONTRACT AREA

2-44

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “2”

FORM OF WORK ORDER

(SEE COUNTRY SPECIFIC CONTRACT FOR FORM)

2-45

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “3”

INVOICING PROCEDURES

(Kosmos Energy Deepwater Morocco)

Kosmos Energy Deepwater Morocco

5, Rue Jabal Moussa

Apt No. 3, Agdal

Rabat, Morocco

1.                                      All original invoices shall be addressed as follows:

Kosmos Energy Deepwater Morocco

c/o Kosmos Energy, LLC

8176 Park Lane, Suite 500

Dallas, Texas 75231

Attn:  Supply Chain Management — Cost Controller

2.                                      Contractor shall submit two (2) types of invoices to Operator, an initial pro forma invoice and subsequent standard invoice(s) in accordance with the terms of any work order:

Contractor shall submit a pro forma invoice to Operator upon execution of either the Country Contract or any work order for the total value in either the Country Contract  or any work order, as appropriate, in the format as set out in Attachment “D-1”. Operator will submit such pro forma invoice to the Moroccan tax authorities to obtain the VAT Exemption Certificate. Within two (2) business days of Operator’s receipt of the VAT Exemption Certificate, Operator will notify Contractor of such receipt of the same. Thereafter, Contractor may submit invoices to Operator for approval and payment.

Please note that the VAT Exemption Certificate is particular to the details included in the pro forma invoice.  If the pro forma invoice is for the total value of the Country Contract , no further VAT Exemption Certificate will need to be obtained.  But, if the Drilling Services exceeds the total value of the Country Contract  as reflected in the pro forma invoice, then an additional VAT Exemption Certificate must be obtained prior to Contractor issuing any invoice for the amount over the original pro forma invoice.  As well, if the pro forma invoice is for the total value of any work order, and either the Drilling Services exceeds the total value of any work order or a new work order is issued, then an additional VAT Exemption Certificate must be obtained prior to Contractor issuing the work order invoice for the amount over the original pro forma invoice or any new work order.  No invoices will be paid until the VAT Exemption Certificate has been obtained by Operator.

Actual work order invoices (not the pro forma invoices discussed above) shall detail the following, in addition to the fees for the Drilling Services: travel days, associated Reimbursable Expenses and the number of days worked by each individual provided by Contractor for the invoice period.  Each of Contractor’s invoices must contain the following information and all required supporting documentation:

a)                                     Contractor’s name, address, contact phone and fax numbers;

b)                                     Sequential invoice numbering system, commensurate with Contractor’s needs;

c)                                      Invoice Date;

d)                                     Reference: Morocco; Location [Foum Assaka or Essaouira] Block or Well Site

e)                                      Contract No.  MOR-01-XX-XXX      , dated the    day, of              , 20XX;

f)                                       Work Order No. MOR-01-XX-XXX-XX; and

g)                                      Time Sheets for each individual provided by Contractor for the invoice period.

2-46

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.                                      All invoices must be in U.S. dollars (US$) and have a clear breakdown of material and/or equipment and other services.  Operator is required under the laws of Morocco to withhold 10% of the value of invoiced services rendered.

4.                                      The following amounts should be shown on each invoice:

Invoice Amounts
Total Gross	$
Tax to be Withheld by Operator	$ ( )
Total Amount Due	$

Sample Text Section of an Invoice:

		Amount
Item	Description	Subtotal	Totals
01	Service 1	100.00
02	Service 2	100.00
	Total		$200.00
	10% Tax Withheld		($20.00)
	TOTAL DUE		$180.00
	Include payment information as requested in Paragraph 5 on all invoices.

5.                                      Payment Information: Remit payment by (wire transfer or US$/check) to:

Check made payable to:

Mailing address:

OR

Wire transfer details:

Bank Name:
Account Name:
Account Number:
ABA Routing Number:
Swift Code:
Other

6.                                      The original invoice should contain an original signature by a named representative of Contractor;

7.                                      To facilitate invoice processing and assure prompt payment, the initial invoice under the Country Contract  should contain, as support, a copy of the official and initialed contract rate schedule or quote;

8.                                      A cover letter to Operator detailing the invoices being submitted for payment should accompany each group of invoices and contain an attachment by invoice number of an accounts receivable report for any invoices Contractor has pending with Operator;

9.                                      All invoices must have the “text” in English; and

10.                               Contractor is responsible for ensuring compliance with all tax Laws and administration of its affairs.

11.                               Should Consultant have any questions regarding this Invoicing Procedure, please address them to:

Kosmos Energy Deepwater Morocco HC

c/o Kosmos Energy, LLC

2-47

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Attn:  Supply Chain Management — Cost Controller

8176 Park Lane, Suite 500

Dallas, Texas  75231  USA,

Telephone: 1+ 214-445-9600

2-48

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “3-A”

(see next page)

2-49

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Company Name

Company Address

Date:

Proforma Invoice
No:

Client Information:
Kosmos Energy Deepwater Morocco
5 Rue Jabal Moussa, Apt. #3
Agdal, Rabat, Morocco

Project: XXXXX
Description: XXXXX

Contract Reference: XXXXX

Moroccan Tax ID No: XXXXX

Item No	Qty	Unit	Description	GST	PST	Unit Price (US$)	Total in US Dollars (US$)	Total in Moroccan Dirhams (MAD)

1	25	Days	Name of individual and/or description of	-	-	00.00	00.00	00.00
			services provided
2

3

4

5

	Subtotal						00.00	00.00
	VAT @ 20%						00.00	00.00

	INVOICE TOTAL						00.00	00.00

	Company Representative

END OF EXHIBIT  “3-A”

2-50

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “3-B”

CERTIFICATION OF ACCREDITATION

ATTESTATION D’ACCREDITATION

CERTIFICATION OF ACCREDITATION

La Société soussignée / The undersigned firm

Raison Sociale / Company

Adresse / Address		Ville / City

Téléphone / Phone		Pays / Country

Forme Juridique / Legal form

Activité pricipal / Main activity

Atteste accréditer au Maroc la société / attest to accredit in Morocco the company…

Raison Sociale / Company	Kosmos Energy Deepwater Morocco	Identifiant fiscal / Tax ID	3342816

Adresse / Address	5, Rue Jabal Moussa, Appt 3, Agdal	Ville / City	Rabat

Téléphone / Phone

Forme Juridique / Legal form	Succursale

Bureau d’Etudes et de Recherches

2-51

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Activité pricipale / Main activity

en tant que representant fiscal en matière de TVA exclusivement pour les activités liant les deux sociétés et ce conformément aux dispositions de l’article 115 du Code Général des Impôts / as its fiscal representative concerning VAT exclusively with regards to the activities linking both companies in accordance with the terms of the Article 115 of the Morocan Tax Code

Nom du signataire / Name of the undersigned

Fonction du signataire / Position of the undersigned

Lieu / Place

Signature et cachet/Signature and Stamp

END OF EXHIBIT “3-B”

2-52

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 4

Country Specific Terms and Conditions

(Kosmos Energy Deepwater Morocco)

Clause 1.                                 Definitions

1.6                   “Country of Operations” means Republic of Morocco, unless otherwise agreed by the Parties in a work order.

Clause 8.                                 Taxes Responsibilities.

Contractor Tax Liability.  Except as otherwise provided below, Contractor assumes full and exclusive liability for the payment of all taxes including, by way of illustration and not limitation, corporate taxes, personal income taxes, payroll taxes, property taxes, and other direct taxes, as may be imposed on Contractor, in Morocco or  the country of Contractor’s registration in Morocco which directly result from the carrying out of the Drilling Services by Contractor, whatever may be the methods of assessment, calculation and recovery or any other taxes of similar nature that may be imposed by the Government of Morocco or by any country having jurisdiction to levy such taxes on Contractor as a result of the performance of the Drilling Services under this Country Contract (collectively, “Taxes”).

(a)                                 VAT Exemption.  Rates and prices under this Country Contract do not include any value added tax (“VAT”), turnover taxes, transaction taxes, use taxes, production taxes, consumption taxes, stamp taxes, nor any other taxes of similar nature assessed on supplies, equipment and services to be delivered to Operator or performed under this Country Contract.  Contractor shall separately state any value-added tax or similar tax in its invoice; however, Contractor shall not invoice Operator for any such tax where Operator has furnished evidence of exemption status to Contractor.

(b)                                 Withholding Taxes.  Operator shall have the right to withhold any Taxes and other government assessments on payments to Contractor to the extent required by Law or pursuant to the agreement with a host country and the rate set forth in any applicable work orders shall include such withholding taxes and other government assessments.  Upon payment of the amount withheld to the appropriate government entity or agency such amount withheld shall be deemed payment to the respective Contractor, and Operator shall have no further obligation to pay such amount to the respective Contractor.  Where Operator has withheld amounts due Contractor, Operator shall provide Contractor evidence of such tax withholding in the form of an original tax receipt or other evidence of payment in a timely manner, if requested.

(c)                                  Receipts.  Operator undertakes to provide the original withholding tax receipts issued by the relevant tax authorities together with details of the deductions covered within sixty (60) days of collection of said receipts from the tax authorities.  Operator shall make reasonable endeavors to obtain such receipts as soon as possible.  In the event Operator withholds Tax in excess of that required by Law, then Operator shall promptly reimburse Contractor for the amounts of Tax, which have been incorrectly withheld.  In the event of late payment to the tax authorities having jurisdiction, Operator shall be solely liable for the payment of penalties levied by the relevant tax authorities.

(d)                                 Tax Indemnities.  In addition to the general indemnities in Clause 6 of the GMC, Contractor shall defend, indemnify and hold Operator Group harmless from liability to any competent authority resulting from Contractor’s or Contractor Group’s failure to make timely payment of, or timely filings with respect to, any obligations to pay Taxes incurred in respect to the Drilling Services.  Such indemnities shall include all penalties and interest imposed in addition to the Taxes due as a result of Contractor Group’s failure to comply with reporting, filing, payment or procedural requirements.  Contractor shall be liable for and shall indemnify Operator Group for

2-53

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

any incremental withholding Taxes imposed by an appropriate government entity or agency on payments to Contractor in excess of amounts initially withheld by Operator per Clause 8(c) above.

(e)                                  Import/Export Customs Duties and Fees; Stamp Duties.  Where Operator and its contractors (including Contractor) are entitled to exemption from import duty with respect to materials or equipment, Operator shall provide an appropriate letter to enable Contractor to claim such exemption.  In any such case, should Contractor, through its Gross Negligence or Willful Misconduct, fail to obtain the exemption, the cost of the duty shall not be passed on to Operator but shall be the sole responsibility of Contractor.  In the event Operator has no import/export exemption, then Operator shall pay import/export license fees, import/export duties and stamp duties required to be incurred in respect to the Drilling Services.

(f)                                   Tax Invoicing.  If Contractor has a legal responsibility to collect any Taxes (including but not limited to VAT, or any other similar indirect tax) directly from Operator for payment to the appropriate taxing authorities, the portion of any payment from Operator to Contractor representing such Taxes shall be separately stated in the invoice on top of the agreed rates, fees and lump sums.  Absent such legal requirement, Contractor shall not identify any separate item constituting Taxes.  Operator shall not be obligated to pay invoices that do not comply with invoicing procedures, described in Exhibit 2 attached hereto (or as otherwise agreed by Contractor and Operator in a similar document attached to this Country Contract or any work order).

(h)  Future Legislation.  If, as a result of any future relevant fiscal legislation, regulation or law, or a change in the interpretation of existing fiscal legislation, regulation or law, after the contract award date, such future relevant fiscal legislation, regulation or law, or a change in the interpretation of existing fiscal legislation, regulation or law, being such that Contractor has to suffer an additional tax burden not included in its prices under this Country Contract, then it is agreed and understood that Contractor will be entitled to revise its prices in order to reflect the impact of such new fiscal legislation, regulation or law, or change in the interpretation of existing fiscal legislation, regulation or law,  so that Contractor does not lose nor benefit as a result thereof.

(i)                                     Moroccan Registration for Tax ID and VAT Exemption. Contractor must be registered in the Kingdom of Morocco and have a valid Moroccan Tax ID Number.  If Contractor is not registered in Morocco and does not have said Moroccan Tax ID Number, Contractor must complete this process.  If Contractor requests Operator’s assistance, Contractor must complete the documentation (on Contractor’s letterhead) as set out in Exhibit “2-B” and return to Operator.  The Morocco Tax ID must be obtained before Exhibit “2-A” is generated and the process to obtain the VAT Exemption Certificate can begin.

SECTION 4 — STATEMENT OF REQUIREMENTS

Clause 7.2.4. — Responsibilities of Operator

Operator is responsible for the transportation of Contractor’s Personnel and Subcontractor’s personnel between the primary international airport (or a reasonably located regional airport) on the mainland of                                 [NOTE — Insert applicable Country].  The Parties agree that the designated airport shall be                           located in                         ,                            [NOTE — Insert applicable City and Country].

SECTION 5 — RATES AND CHANGES

Schedule 5.1

2-54

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Clause 2 — Demobilization

If Contractor does not have an immediate ongoing work with another operator in                                      [NOTE — Insert applicable country], Operator is to provide a suitable tow/transport vessel(s) and fuel, and tow/transport from the Final Well to                          as the designated safe harbor location.

2-55

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT C

HEALTH, SAFETY, ENVIRONMENTAL AND SECURITY REQUIREMENTS

AND

WELL INTEGRITY REQUIREMENTS

1.                                      Standard HSES Terms and Conditions —

1.0                               GENERAL

1.1                               Contractor shall have developed and effectively implemented Health, Safety,  Environmental and Security Management Systems (“HSES MS”) specific to the Location prior to execution of the Work that meets or exceeds the applicable requirements outlined in Section 1.2  Contractor shall be cooperative in allowing Operator to review and approve their HSES MS and shall promptly implement actions to eliminate any deficiencies identified.

1.3                               Operator requires that Contractor and its Subcontractors place the highest importance on safety at all times during the performance of the Work on the Location.  Contractor shall fully participate in and cooperate with all HSES programs implemented by Operator as of the Effective Date of this Agreement to meet the HSES objectives that include:

•                  Seeking the avoidance of all incidents through identification and control of risks using strategic injury, illness, and pollution prevention initiatives.

•                  Demonstrating management commitment to HSES by getting involved and providing resources to protect and improve the health and safety of everyone involved in the Work.

•                  Putting HSES high on the agenda in meetings and during project planning and execution.

•                  Communicating HSES performance openly and discussing and analyzing incidents to avoid similar occurrences.

•                  Supporting and recognizing Contractor’s Personnel who stop or refuse unsafe work.

•                  Being vigilant and taking firm action when unsafe behavior or circumstances are observed.

•                  Carefully selecting, monitoring and building mutually beneficial relationships with Subcontractors and Suppliers who have effective HSES MSs.

1.4                               Contractor shall be cooperative in allowing Operator to conduct HSES audits/inspections of the Location and review of appropriate Work documents/records to ascertain Contractor’s on-going compliance with the HSES requirements of the Agreement and with Contractor’s own HSES MS.  Contractor shall promptly take appropriate actions to correct and prevent identified risks, hazards, or conditions.  Operator Representatives shall have the authority to immediately stop any Work activity they reasonably feel is unsafe or presents any unacceptable risk to personnel.  Contractor shall prepare and submit a written Corrective Action Plan to the Company for approval.  The Plan shall include specific measurable actions, assigned responsibilities, and timely completion schedules based on criticality.  Contractor shall maintain an HSES Action Status Register that shall be regularly submitted to Operator for review.  Operator shall have the right to conduct follow-up audits or inspections to verify the implementation and effectiveness of actions taken.  Operator’s audits/inspections shall not relieve Contractor of its responsibility of monitoring and ensuring Contractor’s Personnel and Invitees are aware of and in compliance with the HSES requirements of the Agreement.

1.5                               Contractor will comply in all respects with all applicable occupational and industrial HSES legislation, regulations, acts, rulings, orders and standards promulgated thereunder.

Contractor’s performance shall not relieve Contractor of its responsibility to work within its own HSES requirements.

2.0                               CONTRACTOR SUPPLIED RESOURCES

2.1                               Contractor shall provide sufficient staff on the Location to provide oversight of the HSES function and to monitor related information and programs required by Operator.  This shall include, but may not be limited to, a dedicated doctor or paramedic with advanced life saving training and a dedicated HSES Advisor.

2-56

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.2                               Prior to starting Work, Contractor shall ensure Contractor’s Personnel and those of lower tier Subcontractors who will participate in the Work are capable of accomplishing the tasks assigned to them, are at no additional risk from Work activities due to pre-existing personal physical or medical conditions, are not under the influence of any legal or illegal medications/drugs, and are capable of executing all mandatory HSES work practices and emergency measures.  Operator shall have a right to review documentation related to employee screening of these requirements.  Operator will not be liable for any loss of production associated with fitness for duty.

2.3                               Contractor is responsible for providing workers of sufficient knowledge, skill and competence to complete the Work in conformance with quality and HSES requirements.  Operator shall have the right to review documentation related to verification of knowledge, skill and competence of these workers.  Operator will not be liable for any loss of production associated with employee knowledge, skill, or competence.

2.4                               Prior to starting Work, Contractor shall ensure all equipment and equipment aids used in the Work activities are safe and meet manufacturer’s specifications.  This shall include the assurance that maintenance, inspections, tests, and/or modifications are performed within the manufacturer’s and any applicable government requirements, recommendations, and approvals.

2.5                               Contractor supplied hazardous materials used for the Work shall meet Operator specifications as well as any manufacturer, supplier, or government requirements for storage, use, and transportation.  Contractor shall obtain and maintain up-to-date Safety Data Sheets (“SDS”) for hazardous materials in languages appropriate for the employees who will handle them.  Contractor shall supply SDSs in English to Operator upon request.

2.6                               Operator shall obtain and maintain all government required HSES permits, licenses, or approvals required to complete the Work with exception of those permits, licenses, or approvals which are specifically required to be in the name of Contractor by Law.  Operator shall properly dispose of all waste generated from the Work in compliance with applicable federal, state, and local government laws, ordinances, or regulations.

2.7                               Contractor shall supply sufficient and relevant staff to participate in and/or conduct risk/hazard assessments  related to the Work as required by Operator.

2.8                               Contractor is responsible for having written site-specific emergency response plans and for ensuring trained emergency response personnel and resources (i.e. medical, fire, rescue, security and spill response facilities and equipment) are available to initiate response at the Work site.

2.9                               Contractor’s Personnel who plan to be transferred offshore by helicopter shall be trained in Helicopter Underwater Egress Training (“HUET”) by a training provider having a Modular Egress Training Simulator (“METS”).  Additionally, these personnel must have a current Oil & Gas U.K (“O&G UK”) medical certificate or equivalent.

3.0       REPORTING OF INCIDENTS

3.1                               Contractor shall report in a timely manner up to Operator all incidents, including injuries/illnesses (first aid, medical treatment, restricted work, lost work, or fatality cases) equipment damage, environmental spills, security incidents and near misses related to the Work.  Additionally, Contractor shall cooperate in allowing Operator representatives to be involved in the investigation and/or review/approval of incident investigation reports at the discretion of Operator.

3.2                               Contractor shall provide a monthly written or electronic report to Operator’s Representative in an Operator defined format which shall include at a minimum:

(a)                                 The total number of man-hours spent on the Work by Contractor’s Personnel.

(b)                                 Details of all incidents (near misses, injuries, property or equipment damage, security incidents and/or un-permitted environmental releases).

(c)                                  Status of any Corrective Action Plans.

(d)                                 Any proactive HSES measures reasonably determined by Company to be relevant (i.e. numbers of safety meetings, JSA’s, audits and behavioral observations, etc.).

(e)                                  Data required to maintain compliance with Operator’s Environmental Permit (i.e. logging of any mammal strikes, fuel/oil use, freshwater use, waste, and spills/discharges, etc.).

4.0       MINIMUM REQUIREMENTS FOR HSES MANAGEMENT SYSTEMS

2-57

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contractor shall have HSES Management Systems or Plan specific for the Location that contain the applicable elements outlined in this section.  The plan shall be submitted to Operator for review, comment, and approval within sixty (60) days of the execution date of the Agreement.

4.1                               Management Commitment and Planning that includes an established HSES Policy, qualified HSES support personnel, setting of HSES objectives/targets, management reviews of HSES performance.

4.2                               HSES Standards and Procedures that include established written HSES Working Practices and Hazard Control Programs for employees that are well communicated and followed.  Working Practices shall cover premises and housekeeping/waste management, mechanical/electrical/equipment operations, use of personal protective equipment, hazard recognition and reporting, and emergency response/reporting.

4.3                               Risk Identification, Assessments and Control that includes

•                  Hazard/risk assessment methodologies used (Job Safety Analysis, HAZOP’s, HAZIDs, Critical Lifts, Simultaneous Operations, Environmental Aspect/Impact assessments etc.).

•                  Personal protective equipment requirements (head protection, eye and face protection, steel toe footwear, fall harnesses/lanyards above six (6) feet in areas with unsecured sides/edges, work vests for working above water, fire proof clothing, hearing protection, respiratory protection etc.).

•                  Hazard Control programs (Confined Spaces, Lockout/Tagout, Respiratory Protection, Hearing Protection, Radiation Protection, Hazard Communications, etc.).

4.4                               Employee Participation that includes

•                  Programs for hazard reporting, granting personnel the right to stop unsafe work or refuse dangerous work;

•                  Pre-shift employee/supervisor HSES meetings; and

•                  Effective methods for communicating HSES information to employees, visitors, and lower tier subcontractors.

4.5                               Change Control Management that includes HSES personnel involvement in engineering, operating, or procedural changes that may affect HSES performance.

4.6                               Supplier and Contractor Management that includes methods of HSES pre-qualification, monitoring, and evaluation of performance.

4.7                               Compliance Controls that include access to applicable government and industry HSES Codes, standards, or regulations, methodologies for handling government and other external HSES inquiries, and employee accountability/disciplinary guidelines.

4.8                               Equipment and Facility Maintenance that includes, if applicable:

•                  Maintenance, repair, inspections and testing requirements to ensure equipment is maintained in safe working condition and that it is not modified without the approval of the manufacturer (includes mechanical equipment, electrical equipment, mobile equipment, hand tools, and emergency equipment);

•                  Maintenance of protective devices on equipment;

•                  Requirements for identification, classification, minimization, and management of hazardous materials and wastes;

•                  Requirements for maintaining housekeeping and standards for walk areas, work surfaces, and work areas;

•                  Requirements for maintaining, inspecting, testing and replacing rigging equipment by trained and qualified riggers (slings, hooks, shackles, and other lifting aids); and

•                  Scaffolding program for proper erection, design loads, bracing, guardrails, toeboards, planking, ladders, and inspections by trained and qualified scaffold builders.

4.9                               Health Management that includes monitoring and protecting employees from exposure to chemical or physical hazardous agents, infectious diseases, medical screening (pre-employment and post incident, and heavy equipment operators), and monitoring the recovery and alternative work assignments of employees with work related injuries or illnesses.

4.10                        Preventive and Corrective Actions, Assessments, and audits that include conducting regular HSES Audits and inspections, reporting and investigating incidents, and capturing/tracking through completion preventive and corrective actions.

2-58

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.11                        Training Management that includes identification of initial and recurring HSES and craft skill training, and tracking of completed training and associated competency assessments.

4.12                        Emergency Preparedness and Response Management that includes medical, fire pollution, security, and weather emergencies and associated reporting requirements, evacuation plans and emergency equipment/facilities that are available. Plans shall also include bridging instructions for interfacing with Operator emergency plans.

4.13                        Control of HSES Documents and Records that includes maintenance, protection, and distribution to provide objective evidence of the functioning management systems.

4.14                       Performance Measures that include tracking of HSES incidents but that may also include tracking of proactive or leading indicators of HSES performance.

5.0       WORK-SPECIFIC REQUIREMENTS

5.1                               Contractor shall have an established HSES Case for the Drilling Unit in accordance with the (IADC) — HSE Case Guidelines for Mobile Offshore Drilling Units (MODUs).  Supporting documentation shall be provided to Operator demonstrating that the HSES Case has been implemented and is maintained through the duration of the Work activities.

5.02                        For Work activities in Malaria endemic regions, Contractor shall have an established Malaria Control Program which includes training, protection, and treatment guidelines for all of Contractor’s Personnel who are not native to the region.

5.03                        Waste management practices & waste disposition shall be agreed to by Operator and Contractor for each Country and Contract Area.

6.                                      WELL INTEGRITY REQUIREMENTS

Well Construction Interface Document

Purpose/objectives:

The purpose of the Well Construction Interface Document (“WCID”) is to ensure that all well construction work (drilling, suspension, completion, testing, workover and/or abandonment) is carried out in a manner to protect the safety and health of all workers and protect the environment.  There is an emphasis on prevention of “loss of well control” and the details of barrier controls. The WCID will align the goals and objectives of HSES with the well construction process.

• Tie the safety-critical well construction components and processes with the elements of the traditional safety case bridging document.

• Identify, eliminate or mitigate risks associated with the proposed well work.

• Identify functional safety links and roles/responsibilities between Operator and Contractor to allow safe execution of the proposed well Work.

• Communicate critical information about the Operator’s well construction execution plans to the Contractor.

• Address areas of the safety management process, including specialized areas such as management of change, well control, fire and explosion management, lifting equipment, dropped objects, permit to work, helicopter operations and incident database guidelines.

• Address all phases of the well construction process within the context of the proposed well work — drilling, suspension, completion, testing, workover and/or abandonment.

• Develop a WCID guideline that is easy to use and understand, yet robust and complete in detail.

2-59

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Focus areas:

• Basis of design discussion to introduce the specific well construction environment.

• Risk assessments discussion focused on loss of well control.

• Barrier and casing program discussion (design loads and unexpected loads) to ensure the rig contractor understands:

•                  What the critical barriers are.

•                  How these barriers are installed.

•                  How these barriers are tested and validated.

•                  How these barriers can fail.

•                  How to ensure these barriers do not fail.

• MOC discussion to manage circumstances when a change to the well execution plan is required.

• Roles/responsibilities discussion to ensure that the rig contractor uses their STOP work authority relative to “real time” operator changes in the well execution plan.

END OF ATTACHMENT C

2-60

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION 3

CONTRACTOR’S INSURANCE

3-61

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

MINIMUM INSURANCE REQUIREMENTS

Offshore Drilling Rig Contract

1.                                      Capitalized terms that are not defined in this Attachment and that are defined in this Contract or Country Contract shall have the same meaning as in such except as otherwise provided.

2.                                      Contractor shall procure and maintain in effect at its sole expense for the duration of the Contract, with financially secure (minimum Standard & Poor’s/AM Best rating of A-) and reputable insurers authorized to do business in the geographical area where the Drilling Services are to be performed and reasonably satisfactory to Operator, insurance covering the Drilling Services that, at a minimum, complies with the requirements set forth below and complies with all requirements of the national, local and/or other governmental and regulatory authorities where the Drilling Services are performed.  Policy limits shall not be less than and coverage not inferior to those indicated below.  Deductibles, retained limits and any retrospective or loss sensitive premiums shall be for the account of the Contractor.  Such insurance shall be primary and noncontributory and shall be exclusive of any existing valid and collectible insurance carried by or provided by any member of the Operator Group, if any, for risk and liabilities assumed by Contractor under this Contract.  All policies shall ensure that there shall be no recourse against Operator Group for payment of premium or for assessments under any mutual form of policy(ies).  All insurance policies of the Contractor shall, as respects the risks and liabilities assumed by Contractor under the Contract, waive all express or implied rights of subrogation or recovery against Operator Group and its insurers and underwriters.  In addition, to the extent of the risks and liabilities assumed by Contractor, Contractor’s insurance shall provide that Operator Group be included as additional insureds (except for worker’s compensation coverage).  Insurance coverage must not contain any geographical or jurisdictional limitation or exclusion and, therefore, shall have adequate territorial and navigation limits for the location of the Drilling Services, including without limitation, offshore operations.

If insurance is provided on a “claims made” basis, coverage in each case shall provide for and maintain a retrospective date prior to or concurrent with the commencement of the Drilling Services and additionally a minimum automatic extended reporting period of no less than ninety (90) days.  Such ‘claims-made’ coverage shall be maintained continuously, on substantially the same material terms to the extent reasonably commercially available, for a period of at least five (5) years following completion of the Drilling Services, through extension or renewal of such coverage or through the purchase, at Contractor’s sole expense, of an additional extended reporting period and/or run-off or ‘tail’ coverage acceptable to Operator.  In the event Contractor is notified of any intention of the issued or underwriter of any such ‘claims-made’ coverage not to renew such coverage during the period required by this Contract, Contractor shall notify Operator within 30 days.

The limits specified below are minimum requirements and shall not be construed as being a limitation of either liability or indemnity or as constituting acceptance by Operator of responsibility for financial or other liabilities or indemnities in excess of such limits.

(a)                                 Workers’ Compensation and Employer’s Liability Insurance including but not limited to maritime liability coverage or similar statutory social insurance as required by applicable law at the site where the Drilling Services will be performed and/or state of hire or such other jurisdiction under which Contractor may become obligated to pay benefits and providing coverage for all Contractor’s employees and agents engaged in accomplishing the Drilling Services.  Contractor shall ensure that its Subcontractors also maintain insurance for such purpose in respect of their employees.  The Employer’s Liability Insurance (and maritime employer’s liability insurance, if applicable) shall cover Contractor’s liabilities with limits of not less than US One Million Dollars (US$1,000,000)

3-62

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

for each accident each occurrence.  Such insurance shall ensure claims formulated by Contractor’s employees against Operator are treated as claims against Contractor and covered by such insurance.

(b)                                 Commercial General Liability Insurance covering all operations by and on behalf of Contractor on an occurrence basis against claims for bodily injury, property damage and personal injury relating to the Drilling Services as may be required and to the levels required by statute or similar regulation in countries where such Drilling Services will be performed by Contractor (or its Subcontractors) subject always to an occurrence limit of not less than US One Million Dollars (US$1,000,000) for each accident each occurrence and US Two Million Dollars (US$2,000,000) aggregate, which shall remain in effect for the duration that Contractor has any obligations under this Contract and shall meet the following requirements for liabilities assumed by Contractor under this Contract: (i) deletion of any exclusion, restriction or limitation relating to explosion, collapse, and/or underground property damage hazards; (ii) Products and Completed Operations Coverage; (iii) Contractual Liability Coverage; (iv) Independent Contractors Coverage; (v) deletion of all watercraft exclusions  (vi) “In Rem” endorsements so that an action taken “in rem” shall be treated as a claim “in personam” against Contractor and/or Operator Group; (vii) Coverage for “Action Over” claims; (viii) Sudden and Accidental Seepage and Pollution Coverage; (ix) Personal Injury and Advertising Liability Coverage; (x) Bodily Injury and Property Damage Coverage; (xi) Premises and Operations Coverage. (xii) Territorial extension to cover all work areas; (xiii) Punitive, Exemplary, Multiplied Damages Coverage, provided however, that such coverage is not required if prohibited by applicable Law; (xiv) where applicable, coverage for liability resulting from the consumption of food prepared or served by Contractor or Subcontractor.

(c)                                  Commercial Automobile Liability Insurance covering all owned, hired, leased, rented, or non-owned automobiles and automotive equipment used by Contractor in connection with the execution of the Drilling Services, as may be required and to the levels required by statute or similar regulation in countries where such Drilling Services will be performed by Contractor (or its Subcontractors), subject always to a combined single limit of not less than US One Million Dollars (US$1,000,000) for each accident each occurrence for bodily injury and/or property damage.

(d)                                 Full Form and Conditions Hull and Machinery Insurance covering all vessels and marine craft (whether navigable or not) and equipment, including but not limited to hull and machinery owned, leased, chartered or hired by Contractor for the full replacement value thereof providing coverage against losses or damage by such perils and risks including but not limited to war risks and collision liability on an AIHC form or equivalent including collision liability with the sistership clause unamended and having the full collision/tower’s liability endorsement.  In addition, the policy shall be endorsed (a) to provide full coverage to Operator Group as additional insured without limiting coverage to liability “as owner of the vessel” and to delete any “as owner” clause or any other language purporting to limit coverage to liability of an insured “as owner of the vessel”; and (b) to delete any language limiting coverage for Operator Group in the event of the applicability of the Limitation of Liability Statute.

(e)                                  Full Form and Conditions Protection and Indemnity Insurance and/or Marine Liability Insurance for owned, non-owned or hired waterborne craft/vessels covering Contractor’s liabilities including but not limited to crew, pollution, wreck, broad form collision and contractual liability arising from the use and/or operation of the said craft of not less than US One Hundred and Fifty Million Dollars (US$150,000,000) or the market value of each vessel whichever is greater, owned, hired, chartered or borrowed under other agreements by Contractor Group and used in connection with this Contract.  All Protection and Indemnity insurance policies shall be on Form SP23 or equivalent and shall meet the following requirements and have the following endorsements, if applicable:

3-63

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(i) Coverage for master and members of crew, including but not limited to admiralty benefits and damages under the Jones Act, Death on the High Seas Act and General Maritime Law, and including wages, transportation, maintenance and cure; (ii)Third Party Bodily Injury and Property Damage; (iii) Sudden & Accidental Pollution Liability; (iv) Contractual liability coverage for liabilities assumed by Contractor under the Contract; and (v) Sue and Labor and Salvage Charges.  In addition, the policy shall be endorsed (a) to provide full coverage to Operator Group as additional insured without limiting coverage to liability “as owner of the vessel” and to delete any “as owner” clause or any other language purporting to limit coverage to liability of an insured “as owner of the vessel”; and (b) to delete any language limiting coverage for Operator Group in the event of the applicability of the Limitation of Liability Statute.

There shall be included under the Protection and Indemnity Insurance or the Hull and Machinery Insurance, a separate limit of US Ten Million Dollars (US$10,000,000) of voluntary removal of debris coverage, which shall apply if Operator determines that removal of any wreck or debris is required by Law, the wreck or debris interferes with Operator’s current or expected operations, interferes with existing navigational routes, or the wreck or debris subjects Operator Group to liability, damage, or additional cost.

(f)                                   If aircraft, including helicopters, are to be furnished by Contractor in performance of Drilling Services under the Contract, Contractor must carry or require the owners of such aircraft to carry Aircraft Liability Insurance for all owned, hired, chartered, borrowed and non-owned aircraft whether fixed wing or rotary with contractual liability provisions, covering bodily injury including passenger liability and property damage, hangarkeepers liability and ground liability including products and completed operations in the amount of US Fifty Million Dollars (US$50,000,000) combined single limit each occurrence, and all risk hull insurance in an amount equal to the full replacement value of the aircraft.  Alternatively, Contractor may obtain from the owner or operator of such aircraft a Certificate of Insurance in favor of the Operator Group evidencing such coverage and naming Operator Group as additional insured and waiving rights of subrogation against Operator Group and its underwriters as specifically stated above in this first paragraph of this Attachment.  Such Certificate of Insurance to be provided to Operator prior to commencement of operations and to be in full force and effect for duration of the Contract.

(g)                                  Excess Liability Insurance with a limit of not less than US One Hundred Million Dollars (US$100,000,000) any one accident or occurrence and in the aggregate in respect of bodily injury, personal injury and property damage.  Such policy(ies) shall be excess of but not be limited to, the liability insurance required in a, b, c, e and f above and shall attach at the exhaustion point of each such required underlying policy so that no gap in coverage occurs.  Coverage shall be at least as broad as each underlying insurance policy required in a, b, c, e and f above.

(h)                                 All Risk Physical Damage Insurance covering all Contractor equipment, plant, machinery and facilities used in performing the Drilling Services under the Contract including transit thereof, whether owned, hired or leased up to the full replacement value.  Such policies must cover loss or damage to equipment below the surface of the water if such loss or damage is caused by any of the perils insured against.  At the option of Contractor, where applicable, this coverage may be included in the Hull Insurance as outlined hereinabove.

All Risk Insurance as herein required covers transit risk, including storage, loading and unloading.  Contractor shall satisfy the Operator that adequate insurance coverage is applicable on the rig and Contractor equipment being moved, or obtain coverage as required so that Operator shall not pay for any Contractor transit risk insurance, for the protection of all Parties; or Contractor may, at its option, and at its expense, make

3-64

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

arrangements for the transporting company to obtain transit risk, including loading and unloading, with the understanding that proof of such coverage shall be submitted in the manner provided for Contractor’s coverage, and the coverage shall give the same protection as a policy written for Contractor to meet the requirements of the Contract.

(i)                                     Any other insurance(s) which may be relevant and/or necessary and/or which may be required by applicable Law.

Certificates of Insurance.  Prior to commencement of the Drilling Services hereunder, the Contractor shall furnish to the Operator certificates of insurance signed by an authorized representative evidencing the coverage, limits, endorsements and extensions required herein.  In the event the certificate(s) of insurance expire during the performance of the Drilling Services, Contractor shall furnish Operator within 30 days with a renewal certificate(s) of insurance evidencing the same insurance as required herein as well as prior notice to any non-renewal, cancellation or material adverse changes.  On Operator’s request Contractor shall furnish to Operator copies of insurance policies evidencing such coverage.  Operator shall have the right to withhold payment of invoices until receipt of such certificate(s).  Commencement or performance of services without delivering the certificate(s) of insurance shall not constitute a waiver of Contractor’s obligations to provide the required coverage.  Operator’s receipt of certificates of insurance or policies and/or failure to object to same is not a waiver of any insurance requirement set forth herein.

No Cancellations.  All of the described policies shall contain provisions that no cancellation, non-renewal, or material changes in the policies shall become effective except on thirty (30) days prior written notice to Operator.

Subcontractor Insurance.  Contractor shall ensure that any Subcontractors engaged for any portion of the Drilling Services procures and maintains insurance at Subcontractor’s expense as provided in this Attachment as to pertinent and customarily maintained insurance with respect to such Subcontractor’s services, together with such other insurance as may be required by Contractor or as Operator may consider necessary and shall furnish Operator acceptable evidence of such insurance upon request.  Any deficiencies in the coverage or policy limits of Subcontractor’s insurance and any and all deductibles, retentions and retrospective or loss sensitive premiums shall be the sole responsibility of Contractor.

Minimum Limits.  The limits herein are minimum requirements and shall not be construed as being a limitation of either liability or indemnity or as constituting acceptance by Operator of responsibility for financial or other liabilities or indemnities in excess of such limits.  Contractor shall purchase sufficient insurance coverage to reinstate the limit(s) under any of the above policies that are impaired, reduced and or exhausted by virtue of a claim resulting from any of Contractor’s operations.

Failure to Comply.  Failure to secure or maintain the required insurance coverages, or the failure to comply fully with any of the insurance provisions of the Contract, or the failure to secure such endorsement on the policies as may be necessary to comply with the Contract shall be a breach of the Contract.  In the event that liability for any loss or damage is denied by the insurer(s) or underwriter(s), in all or in part, because of breach of said insurance by Contractor, or if Contractor fails to maintain or secure any of the required insurance, Contractor shall defend Operator Group and employ separate counsel acceptable to Operator against all claims, demands and causes of action of every kind, and shall release, defend, and indemnify Operator Group against any and all costs, expenses (including attorneys’ fees) and liabilities which would otherwise be covered by said insurance.  Operator shall be fully apprised of the defense and shall have the right to participate in and consent to any settlement.  Any settlement shall not be made without the prior written consent of Operator obtained after reasonable notice.

3-65

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Reports of Accidents.  Contractor shall immediately report to Operator all accidents or occurrences resulting in injuries to Contractor’s Personnel, agents, licensees or invitees, or damage to property arising out of or during the course of the Drilling Services, performed by Contractor or any Subcontractor of Contractor, and when requested, shall furnish Operator with a copy of all non-privileged reports made by Contractor to Contractor’s insurer or to others of such accidents or occurrences.  Contractor also shall immediately report to Operator any Claims pertaining to the foregoing.  Contractor also shall immediately report all such accidents, occurrences, claims, demands or suits to all relevant insurance/insurers, underwriters as specified and required by each policy.

3-66

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION 4

STATEMENT OF REQUIREMENTS

CONTENTS

1.                                      OBLIGATIONS OF CONTRACTOR

2.                                      WORK TO BE PERFORMED BY CONTRACTOR

3.                                      FACILITIES TO BE PROVIDED BY CONTRACTOR

4.                                      THE CONTRACTOR’S EQUIPMENT

5.                                      FIRE AND SAFETY

6.                                      CONTRACTOR’S OTHER OBLIGATIONS

7.                                      RESPONSIBILITIES OF OPERATOR

ATTACHMENT 1 - CHECK LIST OF RESPONSIBILITIES

ATTACHMENT 2 - REPORTING

4-67

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

STATEMENT OF REQUIREMENTS

CLAUSE                                l                                OBLIGATIONS OF CONTRACTOR

Contractor shall carry out the Drilling Services and perform all its obligations under the Contract with due diligence and care, in a good and workmanlike manner, in accordance with good drilling practices, without undue delays and in conformity in all respects with the terms and conditions of the Contract.

All defined terms shall have the same meaning as in the Conditions of Contract unless otherwise defined in this Statement of Requirements.

CLAUSE                                2                             WORK TO BE PERFORMED BY CONTRACTOR

Contractor shall:

2.1                               Drilling Services

Drill vertically or directionally, complete, side track, suspend, plug and abandon or workover Wells and carry out such other drilling operations on Wells in accordance with the drilling and other programs issued by or instructions given by Operator from time to time (the “Drilling Services”).  The Contract Depths specified in such programs are predictions and may be subject to change by Operator.

2.2                               Casing and Tubing

Run strings of casing, liner and tubing (hereinafter referred to as “Tubulars”) as specified in the Well programs issued by Operator from time to time.  Contractor shall store, handle, run and land with such Tubulars in accordance with Operator’s procedures.

2.3                               Recovery of Tubulars

Whenever so requested by Operator endeavour to recover strings of Tubulars from a Well.

2.4                               Depth Measurement

Keep an accurate measurement of the Contract Depth in metres and record such Contract Depths on Operator’s daily drilling report and on IADC-API approved Daily Drilling Reporting system.  Operator shall have the right at any time to require Contractor to make check measurements of the Contract Depth in such manner as Operator may specify that is considered safe to do so by the Contractor.

2.5                               Specialized Operations

Whenever so instructed by Operator permit and assist Service Companies to carry out cementation, formation testing, stimulation, logging, diamond drilling, turbine drilling, coring, directional drilling, inspection and making up and/or pressure testing of tubulars or any other specialized operation.

4-68

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.6                               Pressure Testing

Carry out pressure testing of wellheads, casing strings, blow-out prevention (“BOP”) equipment, casing cement jobs and other equipment specified by Operator in accordance with the procedures prescribed from time to time by Operator/Regulator.  The results of all such tests shall be noted on Operator’s Daily Drilling Report and on IADC-API Daily Drilling Report Forms.

2.7                               Drilling Fluid

Make, condition and control drilling fluids in accordance with mud programs issued from time to time by Operator, under the supervision of or in accordance with instructions given by Operator.

2.8                               Cores

Whenever required to do so by Operator’s Representative save, clean and identify (with regard to Contract Depth) cores, keep them free from contamination and place them in containers provided by Operator and deliver them to Operator.

2.9                               Well Deviation Surveys

Make deviation surveys with instruments listed in Section 7 whenever Operator may so require.

2.10                        Care and Use of Tubulars

(a)                                 properly handle, store and tally all Tubulars while in the Contractor’s possession.

(b)                                 retain thread protectors on all Tubulars until instructed by Operator to remove for cleaning and lubricating with API approved thread cleaning and thread lubricating compounds provided by Contractor prior to running in the hole.

(c)                                  check Tubular drift diameters with mandrels provided by Operator or Contractor whenever so instructed by Operator.

(d)                                 employ Tubular thread protector provided by Contractor when handling Tubulars between the rack and the rig floor.

2.11                        On Location Inspection of Operator’s Materials

Inspect visually for defects all Operator’s Materials before using them and notify Operator of any such defects apparent therein.

2.12                        Work Period

Operate the Drilling Unit on the basis of a twenty-four (24) hour day and a seven (7) day week without shutdown for holidays unless otherwise instructed by Operator or unless required so to do in order to comply with the

4-69

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Laws or properly authorised local authority having jurisdiction over the Contract Area.

Crew change periods shall be in accordance with Schedule 6.1 of Section 6 hereto.

2.13                        Handling and Storage of Operator’s Materials and Service Company materials

Whenever required by Operator (who shall not require unreasonably, taking account of constraints of weather, availability of Contractor’s Personnel, capacity of Contractor’s Equipment and space or weight limitations on the Drilling Unit) take on board at a location mutually agreed between the Parties or such other location designated by Operator or unload Operator’s Materials and Service Company materials from Operator’s work boats onto the Drilling Unit and store and handle Operator’s Materials and Service Company materials thereon.  Whenever so required by Operator (who shall not require unreasonably) unload Operator’s Materials and Service Company materials from the Drilling Unit onto Operator’s work boats.

It is the responsibility of Contractor to store and maintain records of such storage of all items of equipment and material loaded onto the Drilling Unit.

2.14                        Documentation for Operator’s Materials and Service Company materials

Acknowledge receipt and despatch of Operator’s Materials and Service Company materials in accordance with instructions laid down by Operator from time to time.  Contractor shall have a duty of care towards all such materials and equipment which have been left in Contractor’s possession for safe storage by Operator and Service Companies.

2.15                        Materials and Logistics Support

Contractor shall employ a qualified and experienced Materials/Logistics Supervisor who shall be available at all times to arrange and supervise all Contractor’s Equipment and Contractor’s Personnel movements. The Materials/Logistics Supervisor shall maintain day to day liaison with Operator’s Base Manager in order that efficient and timely scheduling, loading and unloading of supply vessels and helicopter operations is maximized.

Contractor shall at all times comply with Operator’s instructions and requirements with regard to all materials and logistics operations including the import and export of equipment, materials and supplies together with the movement of personnel. Such instructions, as aforesaid, shall be supplied to Contractor in writing and may be modified from time to time at Operator’s discretion.

CLAUSE                                3                             FACILITIES AND DRILLING SERVICES TO BE PROVIDED BY CONTRACTOR

Unless otherwise stated Contractor shall at its cost and expense furnish all facilities and Drilling Services necessary for the proper performance of its contractual obligations including but not by way of limitation:

4-70

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.l                                   Accommodation and messing for Contractor’s Personnel on the Drilling Unit to standards approved by Operator.

3.2                               Accommodation and messing for Operator’s Personnel, its trainees, its Service Companies’ personnel on the Drilling Unit to the same standard provided by the Contractor for its Personnel.

3.3                               One room on the Drilling Unit shall be used exclusively as an infirmary and shall be designed and equipped therefore together with adequate medical supplies.  Operator shall evacuate any casualties among the Contractor’s Personnel on the Drilling Unit and Contractor shall reimburse Operator there for up to the limit of Contractor’s insurance.  Contractor shall be entirely liable at its cost for any subsequent medical treatment.

3.4                               Operator shall have the right to inspect such accommodation, messing and medical facilities at any time.  Contractor shall comply with procedures in respect of safety and hygiene as Operator may issue from time to time.

CLAUSE                                4                             THE CONTRACTOR’S EQUIPMENT

Contractor shall:

4.1                               at the Operations Commencement Date make the Contractor’s Equipment available at the first Location in the Contract Area at its cost and expense.

4.2                               prior to the Mobilization Commencement Date give written evidence to Operator that the Drilling Unit has proper Certification.

4.3                               ensure that Classification and the Certification is maintained at Contractor’s cost and expense throughout the duration of the Contract and any extensions thereto.

In the event that during the continuance of the Contract the Certification lapses then Contractor shall use its best endeavours to have the Drilling Unit re-certified by the applicable Governmental Official for the remainder of the period of the Contract by means of an on-site inspection, tests and trials (by the applicable Governmental Official) at a time or times agreed with Operator.

4.4                               use its best endeavours to implement without delay, but after consultation with Operator, any alteration, replacement or other change to the Drilling Unit that may be required by any Law of any local or duly constituted authority having the force of law in the Contract Area.  All costs incurred by Contractor in implementing such alterations as aforesaid shall be to Operator account.

4.5                               assist Operator with procurement of any items required to be replaced in inventory under Attachment 1 to Section 4, Clause H.7. which Operator will manage and will provide order details to Contractor.

4.6                               upon request of Operator, make available to Operator all or any of the following:

(a)                                 the environmental design criteria of the Drilling Unit.

4-71

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)                                 all records of surveys, repairs and modifications of a structural nature that have been made to the Drilling Unit since it was first launched.

(c)                                  of the current and past official Marine Log Books pertaining to the Drilling Unit, records of Inclining Test Results of the Drilling Unit and any other records which have been made which report on the structural integrity and stability history of the Drilling Unit.

(d)                                 authorization from Contractor to the Classification Society (the “Society”) by whom the Drilling Unit is classified to enable the Society to release to Operator such details or information concerning the Drilling Unit as Operator may request and which is available in the records of the Society.

4.7                               during the continuance of the Contract, maintain and repair the Drilling Equipment to ensure that its performance meets the specifications quoted by the manufacturers and that the quantities of the Equipment are maintained.

4.8                               whenever so requested by Operator permit and give every assistance for an inspection of the Contractor’s Equipment to be carried out by Operator or its Service Company.  Operator shall have the right to reject all or any part of the Contractor’s Equipment so inspected which does not meet the manufacturer’s specification or for considerations of safety or hygiene and Contractor shall forthwith at its cost and expense replace such rejected Contractor’s Equipment with other equipment to the reasonable satisfaction of Operator.  Pending such replacement Operator shall have the right to shut down the operation.

4.9                               prior to the Operations Commencement Date, arrange at its cost and expense for Contractor’s in-hole equipment to be inspected by an independent tubular inspection service company approved by Operator and make the certificates of inspection available to Operator.  Operator shall have the right to reject any defective in-hole equipment so inspected and Contractor shall at its cost and expense repair or replace such rejected items to the reasonable satisfaction of Operator. In the event that new in-hole equipment is provided by Contractor, Operator will waive the inspection requirement and accept the manufacturer’s certificates in lieu thereof.

4.10                        Arrange thereafter, at Operator’s cost and expense, for all items of Contractor’s in-hole equipment to be inspected by an independent tubular inspection company, approved by Operator, at times to be agreed with Operator’s Representative and at intervals as follows:

(a)                                 Kelly saver subs and bottom hole assembly, comprising drill collars, heviwate drill pipe and substitutes, at intervals of one Well.

(b)                                 Drill pipe and pup joints at intervals of 30,000 feet or after completing three Wells, whichever comes first to DS1-Cat 4.

In the event of drill string failure during the aforesaid intervals Operator shall arrange at its cost and expense for an inspection to be made, as aforesaid, as soon as possible thereafter, at a time to

4-72

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

be agreed with Operator’s Representative.  As a consequence of the inspection, Contractor shall:

Either

(i)                                    repair or replace, at its cost and expense, items rejected as consequence of such inspection.  If in the opinion of Operator’s Representative the safety or efficiency of operations are reduced arising out of the rejection of any item of Contractor’s in-hole equipment then the provisions of clause 5.2 of Section 2 (the Conditions of Contract) shall apply.

or

(ii)                                 in the event that Contractor can demonstrate, by reference to records or to the report of an industry approved independent company, that the rejection of any item of the drill string was caused by either the published performance limits of the drill string having been exceeded or by having been exposed to the deleterious effects of H2S and/or gases or liquids, during the performance of operations under the Contract, then Contractor shall repair or replace items rejected and Operator shall reimburse Contractor for the costs of repair or replacement of any item rejected in accordance with this sub-clause.

For the purpose of this sub-clause, “inspection” shall include but not necessarily be limited to electronic Tubular inspection, inside and outside optical inspection, gauging of the outside diameter and tool joint threads, and general inspection on all drill pipe (including heviwate, pup joints and in-hole tools), and magnetic particle inspection on drill collar connections and substitutes, and “rejection” shall mean any drill pipe not meeting the requirements of API premium pipe as set out in the current edition of TH Hill DS1 Cat 4.  Drill collar connections (over 6” and including tools and subs) to incorporate stress relief features either stress relief grooves to DS1 Cat 3 to 5 or the “Drilco bore back box”.

Contractor shall make the certificates and reports of all such inspections available to Operator.

4.11                        At intervals of not longer than 6 (six) months arrange for magnetic particle inspection of its tongs, elevators, bails kelly, upper string connections and other lifting equipment to be carried out at its cost and expense by an independent inspection company approved by Operator.  Contractor shall make all such inspection reports available to Operator and shall replace or repair at its cost and expense any item so rejected.

4.12                        Whenever so requested by Operator’s Representative in writing after the Commencement Date and mutually agreed by Contractor’s Representative, supply and deliver to and operate all such further equipment, materials or modifications to the Contractor’s Equipment as Operator’s Representative

4-73

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

may require, which shall then be listed in Section 7 hereof and thereafter be deemed to be part of the Contractor’s Equipment.

4.13                        Importation and exportation of Contractor’s Equipment and materials.  All Contractor’s Equipment, materials and other things required in connection with the Contract shall be consigned to and shipped in the name of Contractor to Operator designated load out point.  Contractor will be solely responsible for organizing the delivery to the designated load out point at its sole expense and cost.  Contractor will be liable for any customs duties or related taxes due to non-compliance with the procedures  under this Clause.

Contractor shall become informed of and comply with all pertinent rules and regulations relating thereto, so as not to prejudice any exemption to which Operator or Contractor would otherwise have been entitled and that Contractor shall fully comply with any instructions issued from time to time by the relevant authorities or Operator.

To obtain duty free importation of the Contractor’s Equipment required in the provision of the Drilling Services and to ensure adequate control and compliance with the documentary requirements of the relevant authorities Contractor will be required to form an agreement with an appointed clearing agent and pay such fees and charges as are agreed between Contractor and the aforementioned agent, such fees and charges will be for the account of Operator.  Any such agreement will contain anti-corruption compliance language approved by Operator to ensure compliance with all applicable anti-corruption Laws, including the FCPA, UK Bribery Act of 2010 or other applicable anti-corruption Law.

Contractor shall maintain and preserve all records and documents of use and anything else that may reasonably be required to preserve any exemption from duty obtained for a period of two years from completion of this Contract.

CLAUSE                                5                             FIRE AND SAFETY

5.1                               Fire and Safety Precautions and Emergency Procedures

(a)                                 Contractor shall ensure that an organization with defined authority and responsibility for all matters associated with the safety of the Drilling Unit and the Drilling Equipment and the safety, health and welfare of Contractor’s Personnel is maintained throughout the duration of the Contract within the Contract Area.

The procedures for making any change in the person in overall charge as aforesaid shall be clearly set out in Contractor’s operating procedures and any change so made shall be recorded in the logbook of the Drilling Unit and the name of the person in overall charge so replaced shall immediately be removed from the place where it was clearly displayed as aforesaid and the name of the new person so appointed shall be substituted.

(b)                                 To the extent that they are neither inconsistent with nor less stringent than Contractor’s rules, policies and procedures pertaining to the safety of Contractor’s Personnel and the Contractor’s Equipment, Contractor shall observe Operator’s fire, safety, health and

4-74

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

environmental regulations and comply with the Laws relating to equipment, personnel, communications, supply, transportation and safety practices as specified by the government bodies and institutions exercising jurisdiction in the Contract Area.  Contractor shall use its reasonable efforts to obtain, read and understand such rules and regulations as aforesaid.

5.2                               Blowout and Fire Hazards

(a)                                 Periodic Maintenance and Inspection of the subsea well control system components shall be conducted at least every five years in accordance with API 53, 4th edition, Nov 2012.  Contractor shall provide evidence of original equipment manufacturer certification (OEM) and/or independent third party re-certification of subsea BOP stacks and other well control equipment, within the last five years in order to verify and document that the well control equipment’s condition and properties are within the specified acceptance criteria, specific recognised codes and standards including but not limited to API 53.  Contractor shall maintain certification of well control equipment and shall maintain said equipment in good operating condition during the Term, and shall use all reasonable means to prevent fire or blowout and to protect the Well.  Contractor shall deploy the BOP equipment as instructed by Operator on all strings of casing during the Drilling Services and shall keep and maintain such equipment in good operating condition in accordance with manufacturers’ requirements.  Contractor shall examine and test all blowout prevention devices in accordance with Operator’s instructions and Operator’s approved test procedures.

Test results shall be noted on the relevant test report sheets in addition to the approved IADC-API Daily Drilling Reporting system.

The BOP annular rubbers shall be inspected by an Operator provided independent Third Party or supplier to a minimum API 53 standard prior to the Commencement Date. In the event that the inspection is satisfactory the BOP shall be tested to close on a 3.1/2” drill pipe effectively. If the test is satisfactory the BOP shall be deemed to be accepted.  If it fails the test then the replacement parts are to Contractor’s account.  All BOP actions resulting from the BOP inspection must be closed out to the satisfaction of Operator and Contractor prior to every deployment.

Electronic and/or hard copies of all applicable standards and specifications, relative to the well control equipment shall be readily available. Drawings showing ram space out and bore of the BOP stack and drawing of the choke manifold showing the pressure rating of the components shall be posted on the rig floor and maintained up to date. A P&ID of the BOP control system shall be maintained on file at the rig.

In the event that BOP is used for non-routine work during the Contract, i.e. well control, stripping through, then Operator shall pay for replacement consumable parts and remediation time at the Standby Rate as necessary.

4-75

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)                                 In the event of kick, blowout or fire in any Well, or if any Well gets out of control in any manner, Operator shall have the right, but not the obligation, to have complete control and supervise the work required to regain full control of the Well, except for the marine operations of the Drilling Unit.  During such period Contractor shall use its reasonable endeavours to make Contractor’s Personnel and Drilling Services available at the Well; if Contractor’s Personnel are not available during any such period when Operator has assumed control the applicable Daily Rate specified herein shall be reduced by Operator to reflect any savings made by Contractor.

In the event that a Well being drilled hereunder shall blowout or crater, it is understood and agreed that Operator shall bear the entire cost and expense of killing the Well or otherwise bringing it under control.  All rights and indemnities otherwise granted herein shall remain unaffected.

CLAUSE                                6                             CONTRACTOR’S OTHER OBLIGATIONS

6.1                               Contractor not to start Drilling Services without permission

Contractor shall not at any Location commence any Drilling Services until Operator’s Representative has certified in writing on the IADC Reporting system that the Contractor’s Equipment is acceptable and ready to commence the Drilling Services.

6.2                               Contractor not to solicit for hire

Contractor shall not at any time or in any manner, nor for any purpose whatsoever, solicit for hire either directly or indirectly any person employed by Operator or in the employment of any Service Company.

6.3                               Moving Operations

Before any moving operations are undertaken Contractor shall consult with Operator upon weather and other information available at the time but the responsibility for the decision to commence moving operations shall be Contractor’s.  Towing vessels provided by Operator shall be subject to approval of Contractor, not to be unreasonably withheld, conditioned or delayed.  Operator shall provide to Contractor if so requested the conditions of the charter party for such towing operations, subject to any confidentiality provisions in place with such charter party.

6.4                               Inspection of Contract Area

Contractor shall be deemed to be satisfied as to the nature of all existing harbours and means of transport or communication on the mainland of the Contract Area, and as to possible interruptions thereto and as to access to and from the Contract Area; to have made enquiries, examined and satisfied itself as to workyard sites and such depots and buildings as may be required for carrying out its obligations under the Contract and Country Contract; to have made local and independent enquiries as to storms, prevailing winds

4-76

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and climatic considerations generally and other similar matters; to be satisfied as to the sources and means of obtaining adequate supplies of skilled and unskilled persons and all other things required for carrying out the Contract and the Country Contract; to have considered the possible effects on the carrying out of the Contract and Country Contract that may be caused by the breakdown of communications or by reason of storms, prevailing winds and adverse climatic weather conditions which may arise at any time during the continuance of the Country Contract within the Contract Area; to have examined the Contract and Country Contract generally and to have obtained all necessary information on all matters whatsoever which may affect its performance thereof.

In the event that Contractor does not satisfy itself on any of such matters as aforesaid this shall not relieve it from its obligations hereunder and shall not entitle it to any increase in any rate or charge under the Country Contract nor to any compensation or amount whatsoever additional to such charges, and in the event of any Claim under the Contract or Country Contract or Law being made by any Party, Contractor shall be deemed to have so visited, examined and satisfied itself as aforesaid prior to the date hereof.

6.5                               Quality Management

Contractor shall have in place and operate a quality management system which shall manage all associated services and operations forming the Drilling Services, including, where applicable, sub-contracts.

The quality management system shall be in accordance with ISO 9001, or any other recognised or established standard/format as agreed with Operator, providing that all aspects of the Contract, the Country Contract and Drilling Services which affect the quality of the Drilling Services supplied are defined, documented, proceduralized (where required) and controlled under the system (including sub-contracted services).

Verification of these controls shall be made available to Operator upon request and the system may be subject to audit by Operator.

6.6                               Quality Control (Inspection and Testing)

6.6.1                     Contractor shall establish and maintain an inspection and maintenance program for all equipment provided under the Contract (this shall include lifting equipments [elevators, bails etc.], downhole tools, load bearing and pressure containing tools etc.).  The inspection shall be carried out by qualified personnel to procedures which meet the requirements of the applicable industry standards (e.g. API RP 7G, RP 8B etc.).  The inspection and maintenance program and procedures may be subject to review and approval by Operator.

6.6.2                     Contractor shall provide verification of equipment integrity and compliance with the inspection program with respect to equipment supplied under the Contract, and this verification may include (where applicable) the following:

(a)         NDE (non-destructive examination) Reports

(b)         Pressure test certificates.

4-77

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)          Visual /dimensional inspection reports (e.g. End area      inspection)

The above inspections shall be carried out in accordance with the agreed inspection program and meet the requirements of the relevant industry standards.

6.6.3                     Contractor shall maintain a work and inspection history of equipment supplied under the Contract, verifying compliance with the inspection and maintenance programmes. All equipment supplied under the Contract shall be uniquely identified to maintain traceability to reports and the equipment work history.

6.6.4                     Contractor Personnel carrying out NDE operations shall be qualified to ASNT Level II as a minimum,

6.6.5                     Contractor Personnel carrying out specialist inspections (e.g. BHA, Premium connections etc.), shall have verification of adequate training in the specific discipline.

CLAUSE                                7                             RESPONSIBILITIES OF OPERATOR

Operator shall provide the following equipment, materials, supplies spare parts, services and personnel at its cost and expense unless stated otherwise.

7.1.                            PERSONNEL

1.                                      Operator’s Representative and persons delegated by Operator to act on behalf of Operator’s Representative from time to time.

2.                                      Operator’s technical specialists.

3.                                      Operator’s Materials and Logistics coordinator

7.2.                            SERVICES AND EQUIPMENT

1.                                      Specialist services.

2.                                      Emergency medical evacuation services as available (on cost recoverable basis within the scope of Contractor’s insurance at Operator’s option).

3.                                      Workboat supply service for all materials and a standby/workboat service.

4.                                      Transport for Contractor’s Personnel and Subcontractor’s personnel between the primary international airport (or a reasonably located regional airport) on the mainland of the Contract Area, and the Drilling Unit.  Such location(s) shall be identified in each Country Contract.

In the event that crew changes are delayed for reasons of weather or non-availability of helicopter or damage to Drilling Unit which prevents a helicopter from landing, Contractor will arrange and

4-78

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Operator will pay reasonable overnight hotel accommodation and meal costs and substantiated overtime costs.

5.                                      Offshore drilling permit(s).

6.                                      Drilling site surveys, buoying and clearing of obstructions.

7.                                      All marine and air transport of Contractor’s and Operator’s items between Operator’s designated marine and air supply bases and the Drilling Unit. Operator shall select type of transport.

8.                                      All cementing services.

9.                                      Mud engineer if required by Operator (but Contractor will carry out routine mud testing and treatment).

9a.                               Mud Cleaning/Treatment, cuttings handling/drying/disposal

10.                               Mud logging service, if required by Operator.

11.                               Geological services.

12.                               Directional drilling service engineer and directional drilling equipment if required by Operator.

13.                               Drilling water if required, except that Contractor’s water making unit can be used in cases of emergency.

14.                               Bits and other downhole tools not supplied by Contractor and listed in Section 7.

15.                               Conductor pipe, casing, tubing and attachments.

15a.                        Casing crews and equipment to run items in 15.

16.                               Wellhead housings, casing hangers, seat protectors, pack-offs, wear bushings, corrosion cap and all associated running tools.

16a.                        Specialist vendor representatives to oversee inventory management, running and maintenance of items in 16.

17.                               Temporary and permanent guide bases

18.                               Cement and additives.

19.                               Mud chemicals and mud additives, including pallets if required by Operator.

20.                               Diesel fuel for use on the Drilling Unit.

21.                               Well test unit and associated equipment for production testing, including Separators and other test vessels.

22.                               Drill pipe, drill collars or subs other than those listed in Section 7.

4-79

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

23.                               Stabilizers, hole openers, reamers and centralizers other than those listed in Section 7.

24.                               Drill stem testing equipment.

25.                               Radio equipment other than that listed in Section 7.

26.                               Loading and unloading services at supply / loadout bases or heliport of all material and equipment of Contractor and Operator.

27.                               Crude oil burner assemblies unless supplied by Contractor and listed under Section 7.

28.                               Navigation and positioning systems for siting the Drilling Unit.

29.                               Diving and ROV Services if required by Operator.

Operator requires and Contractor shall provide free of charge suitable space and services (including but not limited to communication equipment (telephone) and Drilling Unit Alarm system, air, water and electricity) for the Service Company’s equipment and installations as listed above.

4-80

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT 1

TO

SECTION 4

CHECKLIST OF RESPONSIBILITIES

CHECK LIST OF RESPONSIBILITIES FOR SERVICES AND MATERIALS

PROVIDED BY OPERATOR (O) AND CONTRACTOR (C)

4-81

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

A.	DRILLING LOCATION

			Provided By	To Account
	1.	Licences and consents to perform the operations, including suspension or abandonment.	O	O

	2.	Location survey to include marker buoys and side scan sonar.	O	O

	3.	Rig positioning services including Satnav.	O	O

	4.	Insurance underwriter representatives.	C	C

B.	TRANSPORTATION/HANDLING

		Provided By	To Account
1.	Helicopter or marine transportation including emergency transportation for all personnel between designated point of embarkation and the Drilling Unit.	O	O

2.	Marine transportation for equipment and spare parts between Operator’s shore base and the Drilling Unit.	O	O

3.

Transportation of Contractor’s Personnel and Subcontractor’s personnel to and from the Contractor’s Personnel’s point of origin to the primary international airport (or a reasonably located regional airport) in the country of operations. Such location(s) shall be identified in each Country Contract.

		C	C

4.	Immigration clearance for Contractor’s Personnel and Subcontractors’ personnel	C	C

5.	In the event crew changes are delayed for reasons set out in sub-clause 7.2.5 of Section 4 for overnight hotel accommodation and meal costs including any overtime charges	O	O

6.	Transportation of Contractor’s Equipment between Operator’s shore base or heliport and Contractor’s shore base	O	O

7.	Dock and dockside facilities, labour and equipment for loading/unloading the Operator’s Materials or Contractor’s Equipment at Operator’s shore base (to include in storage).	O	O

8.

Offloading facilities and equipment (i.e. rigging, slinging, personnel baskets, etc.) to transfer personnel and cargo from Operator’s supply vessel onto the Drilling Unit. No Contractor’s Personnel or Subcontractor’s personnel will be required to go on board the supply vessel for the purpose of loading or

4-82

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

offloading cargo. Operator should provide appropriate rigging, lifting equipment for Operator’s cargo and equipment. Contractor will provide cranes and Contractor Personnel for handling cargo on the Drilling Unit only.

C	C

B.	TRANSPORTATION/HANDLING (CONT’D)

		Provided By	To Account
9.	Hoses and couplings for transfer of bulk and liquid materials between supply vessels and the Drilling Unit.

	Initial set	C	C
	Replacement sets	C	O

10.	Transportation and containers for disposing of drilling waste, contaminated cuttings and fluids required.	O	O

11.	Qualified and competent offshore radio and telex operator for 24 hour duty	C	C

12.	Operators Communications equipment required for use on the Drilling Unit for communication with Operator’s shore base other than specified in Section 7	O	O

13.

Contractors communications equipment required for use on the Drilling Unit for communication with Operator’s shore base (Contractor shall permit Operator reasonable use thereof) other than specified in Section 7

		C	C

14.	Standby Vessel	O	O

15.	Fenders for Drilling Unit

	Initial set	C	C
	Replacement sets	C	O

16.	Medivac transportation for Contractor’s Personnel from the Drilling Unit to medical facilities on or before the Operations Commencement Date.	C	C

17.	Medivac transportation for Contractor’s Personnel from the Drilling Unit to medical facilities after the Operations Commencement Date.	O	O

C.	SHORE BASE USED BY THE CONTRACTOR

		Provided By	To Account
1.	Reasonable space in Operator’s office facilities to accommodate five (5) Contractor Personnel with telephone, internet and customary furniture	O	O

2.	Warehouse and storage facilities for Contractor’s Equipment	O	O

4-83

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and Contractor’s Personnel

4-84

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

D.	DRY DOCKING/CERTIFICATION

		Provided By	To Account
1.	For time in dock for statutory testing inspections or trials (but excluding moving time)	C	C

2.

Port fees, licences, import tariffs, pilotage fees, wharfage fees canal fees and cost of similar charges including any brokerage fees in respect of Contractor’s Equipment where Operator may not have an import/export exemption

		C	C

3.	Customs Duties, import tariffs where Operator may not have an import/export exemption	O	O

E.	THIRD PARTY SERVICES

		Provided By	To Account
1.	Diving equipment services and installation costs and R.O.V.	O	O

2.	Drill stem testing tools and services	O	O

3.	Electric well logging equipment and services	O	O

4.	Mud logging equipment and services	O	O

5.	Mud engineering services and supervision	O	O

6.	Geological/mud laboratory and test equipment	O	O

7.	Acidizing, fracturing and other specialist services	O	O

8.	Directional drilling equipment and services	O	O

9.	Cementing services using cementing unit provided on a “free placement” basis	O	O

9a	Maintenance of cementing unit if provided by Contractor	C	C

9b	Maintenance of cementing unit if provided by Operator	O	O

10.	Coring Services and equipment	O	O

11.	Tubing and casing running services	O	O

12.	Extra welders and welding material used on welding and cutting Operator’s equipment as authorised by Operator	C	O

13.	Well completion services	O	O

14.	Well test equipment and services	O	O

15.	Weather forecasting and reporting services	O	O

4-85

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.	Specialist services and equipment not designated herein but required for the operations	O	O

	16.a. Clean out of oil storage tanks and disposal of contents, including brine, base oil and synthetic base materials, at the end of the Contract.	C	O

17.	Inspection of drill pipe, drill collars, other in-hole equipment as per Clause 4.10 Section 4.

	- Prior to Commencement of Operations	C	C
	- Other	C	O
	- Inspection upon the conclusion of Contract	C	O

18	Space, assistance and services for Service Company personnel and equipment onboard the Drilling Unit	C	C

19.	Inspection and repair of marine riser	C	C

	20. Transportation, preservation, maintenance and storage of riser (and any other equipment normally stored on the Drilling Unit), that has been removed from the Drill Unit at Operator’s request.	C	O

21.  Array beacons deployed, owned by Contractor, but are deployed by Operator’s ROV.  Failure to recover beacons at the end of a Well requires replacement of such array beacon(s), subject to Contractor’s indemnity obligations under Clause 6.2(a) and (b) of Section 2, as applicable.  In the event such array beacons are under Operator’s care, custody or control, and Operator fails to recover such beacon(s), Operator shall be responsible for replacement costs.

		C	O

	22. Perform an elastomer vs drilling fluid compatibility test done prior to Operations Commencement Date to cover as many Drilling Unit elastomers as possible.	C	O

	22.a Changes in the above elastomer specifications to counter effects of drilling fluid occurring after the Operations Commencement Date.	C	O

F.	MATERIALS AND SUPPLIES

		Provided By	To Account
1.	Cement and cement additives	O	O

2.	Mud chemicals and completion fluids	O	O

3.	Fuel for Drilling Unit	O	O

4-86

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.	Lubes for Drilling Unit	C	C

5.	Casing dope	O	O

6.	Grease and lubricants (other than item 4. above) for equipment supplied by Contractor	C	C

7.	Hydraulic fluid for blow-out preventers and control unit	C	C

8.	Drilling Water	O	O

9.	Potable water in excess of rated production capacity of water distillation unit installed on board.	O	O

10.	Drilling bits, diamond bits, and core heads	O	O

11.

Shale shaker screens.  Reimbursement for these items shall be when the screens have been loaded onto the Drilling Unit and Operator has received an invoice at the address set forth in the Invoicing Procedures under the Country Contract.  Operator’s drilling fluids vendor will be responsible for the management of these items once they have been loaded onto the Drilling Unit effective as of the Operations Commencement Date

		C	O

12.	Repair and replacement parts for fishing tools, resulting from “in-hole” damage	C	O

13.	Casing protectors for drill pipe
	- initial set	C	O
	- replacement set(s)	C	O

14.	BOP and riser consumables (initial set)	C	C

Replacement rubber goods and ring gaskets, flex joint rubbers, including riser string seals, VBR packers, annular packing elements and diverter packers, for BOP stacks due to normal or abnormal wear and tear.  This is to be documented from initial inspection of rubber goods and end inspection of rubber goods.  Rubber goods are to be compatible for use in OBM and SBM.

		C	O

Upon the completion of the Final Well, new rubber goods and ring gaskets, flex joint rubber, including riser string seals, VBR packers, annular packing elements and diverter packers for all drill-through equipment will be acquired.  Rubber goods are to be compatible for use in OBM and SBM.

		C	O

Repair and replacement of Contractor subsea well control equipment due to abnormal wear and rear such as the key seating with documentation of the initial condition and the end condition and proven cause of damage.

		C	O

4-87

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.	Replacement blades for stabilisers,roller reamers etc	O	O

17.	Repair kits for: flood valves Kelly cocks (upper and lower) and inside BOP’s	C	C

4-88

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

G.	DRILLING EQUIPMENT AND UNIT

		Provided By	To Account
1.	Contractor’s Equipment	C	C

2.	Fishing tools for Contractor’s In-Hole Equipment	C	C

3.	Tubing	O	O

4.	Tubing handling equipment	O	O

5.	3.1/2” drill pipe including drill collars and handling tools.	O	O

6.	Cementing heads	O	O

7.	Elevators, tongs and handling tools for 30”, 20”16”, 11 3/4”, 13 3/8”, 9 5/8” and 7” casing (As specified in Section 7 Part 2 only)	O	O

8.	Drilling bumper subs and shock subs other than those provided by Contractor and listed in Section 7.	O	O

8a.	Drilling Jars	O	O

9.	Hole openers, reamers and stabilisers other than those provided by Contractor and listed in Section 7.	O	O

10.	Kelly saver sub rubbers	C	C

11.	Drill pipe wipers	C	C

12.	Fishing tools other than those described in 2 above	O	O

13.	Casing cutters & casing spears other than those provided by Contractor and listed in Section 7	O	O

14.	Casing power tongs and hydraulic power unit	O	O

15.	Replacement and/or repair of any in-hole equipment when lost or damaged while in-hole other than arising out of fair wear and tear.	C	O

16.	Mud pump fluid and power end parts and consumables, two (2) different sizes of liners provided by Contractor initially.

	Initial set	C	C
	Replacement sets	C	O
	If Operator changes sizes, requiring new liners	C	O

17.	Spares for choke manifold	C	C

18.	Replacement of tubulars after inspection pursuant to Section 4 Clause 4.10 hereof	C	C

4-89

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

19.	Maintenance and spare parts for all Contractor’s Equipment unless otherwise provided herein	C	C

4-90

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

H.	WELL EQUIPMENT

		Provided By	To Account
1.	All tubular goods, including conductor pipe, casing and tubing	O	O

2.	Casing shoes, collars, baskets, centralisers float equipment, baffles, scratchers and all other such in-hole consumables	O	O

3.	Wellhead housings including casing hangers wear bushings and all such associated wellhead equipment.	O	O

4.	Valves, Xmas Trees and necessary tools and equipment for installation	O	O

5.	All running and pressure testing tools for wellhead equipment supplied by Operator	O	O

6.	Replacement and repair and all consumables for items provided under 5 above	O	O

7.	Wellhead ring joint gaskets, other than those required for installation between items of Contractor’s Equipment	C	O

8.	Permanent and Temporary Guide Bases	O	O

I.	SAFETY

		Provided By	To Account
1.	Radio equipment for communication with tugs, supply vessels and helicopters including portable sets	C	C

2.	Permits, licences required for operation of Contractor’s communication equipment	C	C

3.	First aid, infirmary, equipment and medical attention on board the Drilling Unit for all persons while on board	C	C

3a	Paramedic on board the Drilling Unit	C	O

3b	Designated HSE Advisor on board (separate from paramedic)	C	C

4.	Safety hats, safety boots and gloves for Contractor’s Personnel and Subcontractor’s personnel	C	C

5.	Fire fighting equipment as required to comply with Contractor’s and government regulations	C	O

6.	Onshore medical services for Contractor’s Personnel and Subcontractor’s personnel	C	C

7.	Refuelling system on the Drilling Unit for helicopter fuel as per	C	C

4-91

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CAP 437.

8.	Helicopter refuelling inspection kits and filters	C	C

9.	All necessary life saving and safety equipment to conform with international regulations and class requirements, country specific items to be at cost of Operator.	C	C or O

J.	MISCELLANEOUS

		Provided By	To Account
1.	Helicopter deck as per CAP 437	C	C

2.	All hand and power tools required for normal maintenance of the Drilling Unit	C	C

3.	Office on the Drilling Unit for Operator’s Drilling Supervisors	C	C

4.	Catering on board for all Contractor’s Personnel and Subcontractor’s personnel, plus 20 Operator’s Personnel or Service Company Personnel	C	C

5.	Catering for all Operator and Service Company Personnel in excess of above at cost	C	O

6.	Not used.	-	-

7.	Not used.	-	-

8.	Reasonable on board entertainment, video, films.	C	C

9.	Contractor’s Personnel and Subcontractor’s personnel	C	C

10.	Additional personnel as requested by Operator employed by Contractor	C	O

11.	Overtime for Contractor’s Personnel authorised by Operator in writing	C	O

12.	Survival Suits for use during helicopter flights for Contractor’s Personnel and Subcontractors personnel	O	O

13.	Waste disposal onshore	O	O

14.	Cargo baskets and containers for equipment supplied by Operator	O	O

15.	Mud laboratory test equipment for routine and testing and treatment. (See sub-clause 4.8.2 para 10).	O	O

16.	Burners	O	O

4-92

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT 2

TO

SECTION 4

REPORTING RESPONSIBILITIES OF THE CONTRACTOR

4-93

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following forms and reports shall be completed by the Contractor and handed over to Operator.

1.                                      The Daily Tour Sheet

2.                                      Morning Drilling Report

3.                                      Drilling Parameters Record Charts (Drilling Recorder)

4.                                      Pit Level Indicator Chart

5.                                      Loading Notes and/or cargo manifests

6.                                      Drilling Unit & Drilling Equipment Inspection

(a) Safety

(b) General

7.                                      Periodic Testing of B.O.P. Equipment

8.                                      Accident/Near Miss Report

9.                                      Time Breakdown Report

10.                               Bed/Meal Tickets

11.                               Minutes of Safety Meetings

G.1                            THE DAILY TOUR SHEET

The Daily Tour Sheet forms shall be provided by Contractor; the forms shall be basically similar to the I.A.D.C. form and shall be numbered.

The Daily Tour Sheet will be filled in by the Drillers, checked on the Drilling Unit by Contractor’s Toolpusher and by Operator’s Representative or, by the latter’s delegation, another Operator’s Supervisor on board.  Both the Toolpusher and Operator’s Representative on the Drilling Unit will sign the Daily Tour Sheet.

G.2                            THE MORNING DRILLING REPORT

This report shall be filled in every morning on the Drilling Unit by Operator’s Drilling Supervisor assisted by Contractor’s Toolpusher.  It shall contain a summary of the previous day’s operations and shall be transmitted each morning at an agreed time to Operator’s onshore office.

G.3                            DRILLING PARAMETERS RECORD CHARTS (DRILLING RECORDER)

The main drilling parameters i.e. weight on bit, pump pressure, pump strokes per minute, R.O.P., rotary torque, R.P.M., will be recorded on a single chart.  In the event of any failure of the Drilling Parameters Recorder, Contractor will give immediate notice to Operator’s Representative of such failure.  Operator’s Drilling Supervisor will be responsible for collecting the charts and sending them to Operator’s Office (Drilling Department).

G.4                            PIT LEVEL INDICATOR

This recorder shall always be connected during all operations  from spud to release.

4-94

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contractor will give immediate notice to Operator’s Drilling Supervisor of any failure of the Pit Level Indicator.  Operator’s Drilling Supervisor will be responsible for  collecting the charts and sending them to Operator’s Office (Drilling Department).

MUD REPORT (Prepared by Operator)

Operator’s mud engineer will prepare a complete mud report for every Well; this mud report will consist of:

1   Daily Mud Report

2   End of Phase Mud Report

3   Mud Material used and transferred

4   Usage and Cost per Interval

G.5                            LOADING NOTES

Contractor shall prepare Loading Notes in respect of such of Operator’s Materials as are consigned to Operator from  the Drilling Unit, and shall check receipts of such Materials at the Drilling Unit against the Loading Note prepared by Operator or its Service Company and advise Operator’s Representative forthwith of any discrepancies therein.

G.6                            BED/MEAL TICKETS

Any invoice sent to Operator in respect of beds or meals taken by Operator’s Personnel or the Service Company Personnel on the Drilling Unit shall be substantiated by daily vouchers clearly and properly completed by Contractor and countersigned by Operator’s Drilling Supervisor.

G.7                            DRILLING UNIT AND DRILLING EQUIPMENT INSPECTION

Contractor shall have in place an inspection program acceptable to the Operator which addresses:

(a) SAFETY SYSTEMS AND EQUIPMENT

(b) MARINE SYSTEMS

(c) DRILLING SYSTEMS

G.8                            PERIODIC TESTING OF B.O.P. EQUIPMENT

Testing of the Blowout Preventers and associated equipment shall take place as required by Well Construction Interface Document (“WCID”) which contains references to BOP testing requirements according to API53 and as mutually agreed between the Parties.  Contractor’s Toolpusher and Driller shall sign the form after it has been completed by Operator’s Drilling Supervisor.

All incidents shall be promptly reported to Operator as defined in Section 2, Attachment D.

4-95

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4-96

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

G.10                     TIME BREAKDOWN REPORT

This form shall be filled in by Operator’s Drilling Supervisor on the Drilling Unit.  There will be one such form per month per Well.

The Time Breakdown Report shall be signed by Contractor’s Representative and Operator’s Drilling Supervisor at a convenient time following the end of each Well and/or each month.  The time breakdown will be agreed by both parties before any invoice is presented to Operator.

G.11                     MINUTES OF SAFETY MEETINGS

Minutes of Safety Meetings shall be supplied by Contractor to Operator for all Safety Meetings carried out on board the Drilling Unit.  Contractor shall sign the minutes as being correct and accurate

G.12                     MAINTENANCE AND PERFORMANCE OF SAFETY CRITICAL EQUIPMENT

Performance standards and acceptance criteria shall be in place for all safety critical equipment, and Contractor shall report any malfunction, disruption, and/or out of service condition which fails to meet acceptance criteria.

Contractor shall report any maintence or testing that is overdue for safety critical equipment components along with a planned timeline for maintenance. If deemed necessary by either Operator or Contractor, Operator and Contractor will devise a plan to mitigate the risk of operating beyond the maintenace time limits until such maintenance/testing can be performed.

Contractor shall report any safety alarms that have been overridden or put out of service as well as a timeline and plan for when such equipment will be put in service.  If deemed necessary by Operator or Contractor, Contractor and Operator will devise a plan to mitigate the risk of operating with the alarms overridden until such time that the alarms can be put back into service.

4-97

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION 5

RATES AND CHARGES

5-98

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PREAMBLES

5.1                               GENERAL

The “Rates and Charges” shall be fully inclusive of all costs, expenses, overheads and profit arising out of the provision of the Drilling Services, Contractor’s Personnel and Contractor’s Equipment set out in Sections 1, 2, 3, 4, 6 and 7 hereof.

5.2                               MOBILIZATION AND DEMOBILIZATION

(a)                     Mobilization Charge shall be the amount payable for the mobilization of Contractor’s Equipment and Contractor’s Personnel to the Contract Area including but not by way of limitation all costs incurred by Contractor in:

•                        setting up a base in the Contract Area

•                        air passages,

•                        sea freight,

•                        lighterage,

•                        port dues,

•                        pilotage,

•                        wharfage,

•                        cranage,

•                        cargo handling,

•                        all and any other costs

until the Operations Commencement Date.

Mobilization is expected to commence on the Mobilization Commencement Date.  After the Mobilization Commencement Date, the voyage will include a load out of additional equipment and personnel in Singapore en-route to Operator’s first Well location.  Mobilization shall end on the Operations Commencement Date.

(b)                     Demobilization Charge shall be the amount payable for the demobilization of Contractor’s Equipment and Contractor’s Personnel from the Contract Area including but not by way of limitation all costs incurred by Contractor in:

•                        closing down a base in the Contract Area,

•                        air passages,

•                        sea freight,

•                        lighterage,

•                        port dues,

•                        pilotage,

•                        wharfage,

•                        cranage,

•                        cargo handling,

•                        all and any other costs

As of the Completion Date or cessation of operations of the Final Well and the day and the hour the Drilling Unit is one nautical mile from the Final Well.

5-99

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Should Contractor have continuing work for another operator in the Contract Area, Operator shall pay Nil Rate and the Demobilization Charge shall not apply.

(c)                      Standing Down/Remobilization Charge

Contractor will be paid a reimbursement for all actual costs reasonably and properly incurred by Contractor in standing down at a port on the mainland of the Contract Area nominated by Operator, or, at Operator’s option, at the individual home bases of Contractor’s Personnel, and (as the case may be) in demobilizing from said port or home bases Contractor’s Personnel as a direct consequence of the Drilling Unit being shutdown by reason of a Force Majeure Event.  Full supporting documents must accompany any invoice for this charge.

5.3                               DAILY RATES

All rates per day described hereunder refer to a day of 24 hours.  For parts of a day all such daily rates shall be prorated to the nearest one quarter hour.

(a)                     The “Operating Rate” shall be the amount per day payable for the normal performance of the Drilling Unit Services. The Operating Rate shall apply for the Drilling Services from the Operations Commencement Date until the Drilling Unit’s last anchor is racked or transponder retrieved and the Drilling Unit has been released by Operator’s Representative from the first Location.

The Operating Rate shall not apply during provisioning, deprovisioning, stand-by, moving, or during any periods of shut down however caused.

In particular shutdown for revalidation of certification, compliance with regulations, or rejection of equipment shall be payable at Nil Rate.

Cessation of operations in order to slip, cut or change the drilling line or routine lubrication for routine maintenance purposes which cannot be safely and properly carried out without suspending the Drilling Unit Services shall not be deemed to be shut down for the purposes of this sub-clause.

The Operating Rate shall apply in a similar manner at each subsequent Location.

(b)                     The “Provisioning Rate / Deprovisioning Rate” shall be the amount per day applicable when the Drilling Unit is moored at anchorage or alongside a suitable quay in Morocco or such other location designated by Operator and Operator’s Materials and Service Company Equipment are being loaded / unloaded.

(c)                      The “Standby Rate” shall be the amount per day applicable when the Drilling Unit is fully manned and in a state of readiness to start or resume operations, during any period of delay or suspension of operations on account of

•                  adverse sea or weather conditions

•                  waiting on Operator’s orders or on Operator’s Materials or on Service Companies

•                  any Government, applicable regulators, Governmental agency, certifying authority, original equipment manufacturer or the Operator requires the BOP system to be maintained, tested and/or certified and such maintenance, testing and/or certification cannot be accomplished off of the critical path, the Contractor shall be paid at the Standby Rate during the time required to perform such activities

5-100

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•                  failure of equipment provided by Operator or Service Companies

•                  any act or omission of Operator or its Service Companies,

until such time as operations are resumed.

During such standby, Contractor may, subject to the agreement of Operator, carry out maintenance or repairs to Contractor’s Equipment.

Standby Rate shall apply upon completion of a Well from release until the Drilling Unit is under way to the next Well.

Further, Contractor shall be permitted to accrue [***] calendar days per Contract year (i.e. 365 days from the Operations Commencement Date) on a pro rata basis (i.e., [***] hours at the end of each month) to conduct classification and other regulatory inspections of the Drilling Unit for which payment shall be made at the Standby Rate.  This allotment of time allowed for Drilling Unit classification and other regulatory inspection shall be cumulative from Contract year to Contract year, if applicable, and [***]: (i) if applicable, the timing for the conduct of the Drilling Unit classification and regulatory inspection shall be determined in consultation with Operator; (ii) once such an inspection has been conducted during this Contract, any excess of days accrued beyond the time required to complete the subject inspection shall be carried forward; (iii) if the time required to conduct the inspection exceeds the number of inspection days accrued, all such additional time utilized by Contractor shall be at Nil Rate; and (iv) following the completion of the Drilling Unit inspection, the Contractor shall again start to accrue inspection days hereunder.  [***]

(d)                     The “Moving Rate” shall be the amount per day which shall apply from the time  the Drilling Unit is under way on completion of the Well at the first Location until the Drilling Unit is in position at the next Location and similarly at subsequent Locations thereafter.

(e)                      The “Repair Rate” shall be applicable during such times as there is a shutdown in operations for repairs to the Drilling Equipment in the manner set out below:

•                  the rate obtaining at the time of such shutdown shall continue until operations are resumed or until the number of hours in the month shut down for repairs reaches [***].

•                  thereafter at NIL Rate.

The monthly allotment of time allowed for Repair Rate is not cumulative in the term of the Contract and may not be carried forward, rolled-over, or banked to any future month or year..

In the event that any such shutdown which is caused by or arises from the same incident shall continue from one month into the next, then for the purposes of this sub-clause the incident shall be treated as though it occurred in the same month.

In the event operations are shut down arising out of failure of or damage to the Drilling Unit or in order to carry out repairs to the Drilling Unit, then unless such failure, damage or repairs are due to or arise from the act or omission of Operator or its Service Companies (when the Operating Rate shall apply)

5-101

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

payment for all such shutdown until normal operations are resumed shall be at Repair Rate or NIL Rate.  To the extent operations are shut down due to reasons beyond Contractor’s reasonable control, inclusive of any time due to delays in customs clearance or visa approvals for effecting the repairs, and provided that the onboard inventory was maintained to the level specified in the inventory control system, as approved by Operator, then the Repair Rate shall apply for the period of time caused by the delays in customs clearance or visa approvals.

In respect of repairs to subsea equipment, the Repair Rate shall commence from the time that normal operations cease on account of defective subsea equipment until the time when normal operations are resumed.  Normal operations shall be deemed to have been resumed when the same depth is reached as was reached prior to the instigation of such repairs as aforesaid.  Waiting on weather to raise or run damaged or defective or repaired subsea equipment shall be at Standby Rate and not at Repair Rate.

(f)                       The “ReDrilling Unit Rate”, being the amount per day that shall apply during all time spent in redrilling the hole or during remedial work on the hole due to circumstances set out in 6.4 of the Conditions of Contract.

(g)                      The “Fishing Rate”, being the amount per day applicable during all times when Fishing Operations (or sidetracking operations arising out of fish in the hole) are being carried out, starting from the time that normal drilling operations are interrupted on account of the need to begin Fishing Operations and continuing until such time as normal drilling operations are resumed.  The Fishing Rate for all such Fishing Operations or sidetracking operations shall be either the Operating Rate plus all Contractor Group Taxes or, in the event [***] then the rate shall be [***]% of the Operating Rate plus all Contractor Group Taxes.  In the event that sidetracking operations are being carried out at [***]% of the Operating Rate plus all Contractor Group Taxes, normal drilling operations shall be deemed to have been resumed when the depth is reached at which the said fishing operations occurred in the first place.  “Fishing Operations” shall be deemed to include all operations incurred in attempting to remove a fish from the Well or to push a fish to one side or to pick up a fish.

(h)                     The “Shutdown With Crew Rate” being the amount per day quoted in Schedule 5.1 which shall apply during all such time as the Drilling Unit has been shutdown and the Drilling Unit Services have been suspended for any reason by Operator.  The Shutdown With Crew Rate shall include Contractor’s costs in maintaining Contractor’s Personnel and of protective maintenance at the Drilling Unit.

(i)                         The “Shutdown Without Crew Rate” being the amount per day of the Shutdown With Crew Rate less any savings effected by Contractor in reducing the numbers of Contractor’s Personnel to skeleton strength for caretaker purposes only.  Operator shall give Contractor 30 (thirty) days prior written notice of the application of the Shutdown Without Crew Rate, which shall be applicable for a period of not less than 30 (thirty) days.

In addition, Operator shall reimburse Contractor the standing downs/ remobilization charge.

(j)                        The “Force Majeure Event Rate” being the amount per day of the Force Majeure Event period quoted in Schedule 5.1 which shall apply during all such time as the Drilling Unit has been shutdown and the Drilling Unit Services have

5-102

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

been suspended for a Force Majeure Event.  The Force Majeure Event Rate shall include Contractor’s costs in maintaining Contractor’s costs in maintaining Contractor’s Personnel and of protective maintenance at the Drilling Unit.

5.4                               CHARGE FOR MEALS AND ACCOMMODATION PROVIDED BY CONTRACTOR

This charge shall be the amount per man-day applicable for meals and accommodation provided by Contractor to Operator’s Personnel and Service Companies’ personnel staying overnight on the Drilling Unit in excess of 20 (twenty) such personnel per day.

Where Operator’s Personnel and/or Service Companies’ personnel stay overnight on the Drilling Unit, the charge shall apply irrespective of whether the Operator’s Personnel and/or Service Companies’ personnel are in fact each provided with no meals per day or one or two or three meals per day, and the substantiation for the application of this charge shall be the daily “people on board” telex.

Where Operator’s Personnel and/or Service Companies’ personnel are not staying overnight on the Drilling Unit, but have meals on board, the Casual Meal Rate shall apply.

Operator’s Personnel and Service Companies’ personnel staying overnight on the Drilling Unit in excess of 50 (fifty) such personnel per day is with Contractor’s prior approval which will not be unreasonably withheld.

5.5                               Personnel

(a)                     Additional Personnel

Contractor shall be paid at the rates set out in Schedule 5.2 hereto for personnel additional to those listed in Section 6, Schedule 6.1 requested by Operator.

(b)                     Courses

Operator shall reimburse Contractor for all costs and expenses in respect of travel, accommodation and subsistence reasonably and properly incurred by Contractor’s Personnel who attend Operator’s or Operator’s approved pressure control course and attain the said certification.  Invoices for such reimbursement shall be supported by the requisite bills, tickets and other such substantiation as Operator may reasonably require.

(c)                      Replacement

Pending replacement of personnel, Operator shall deduct from any monies due to Contractor at the appropriate rate per day quoted in Schedule 5.2 in excess of 7 (seven) days that such person shall not have been so replaced.

5.6                               ADDITIONAL EQUIPMENT

Operator shall reimburse Contractor as follows for additional equipment provided after the Operations Commencement Date:

(a)                     The capital costs of modifications to the Drilling Unit or additional equipment purchased on the instructions of Operator shall be reimbursed to Contractor in accordance with the provisions of sub-clause (b) hereunder.

5-103

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)                     The agreed rental costs of listed equipment under the Schedule 5.3 hereto or if not listed the costs of materials or charges for hire of additional equipment or services required by Operator’s Representative at net invoice cost, after deduction of all discounts plus an addition of 5% for all items.

(c)                      The costs of transport and shipping the additional equipment and materials to the Contract Area.

(d)                     An agreed rental rate to be incorporated in the Schedule 5.3 hereto covering Contractor’s operating and maintenance costs for each item on such additional equipment included in Section 7 hereof.

Operator shall not reimburse Contractor for any further equipment or materials supplied and delivered by it which Operator’s Representative has not first requested in writing as aforesaid.

5.7                               FIXED RATES

Unless specifically stated below or otherwise in the Contract, the rates and charges specified in Schedule 5.1, 5.2 and 5.3 of this Section 5 shall be fixed for the duration of the Contract.   The rates and other payments shall be revised by the actual substantiated amount of change (increase or decrease) in Contractor’s costs from the Operations Commencement Date through the date of such change if one of the following described events occurs:

(a)           if a change in the work schedule or increase or decrease in Contractor’s Personnel is requested by Operator, is approved in advance by Operator, or is required by local Law;

(b)           if there is any change beyond the control of Contractor in Laws or any change in the enforcement of such Laws in the Country of Operations for a Contract Area which alters Contractor’s financial burden; or

(c)           Operator changes the Country of Operations.

Each such revision above shall become the new baseline and shall apply from the date on which the change in rates is made, and each of Operator and Contractor shall be required to provide reasonable documentation substantiating any such increase or decrease.

Notwithstanding the preceding paragraph, at the Operations Commencement Date and subsequent one (1) year anniversaries of the Operations Commencement Date, the dayrates payable under the Contract shall be subject to adjustment for cost increases incurred by Contractor, with the first calculated change occurring from the date of the Effective Date of the Contract thru to the Operations Commencement Date and subsequent calculations based on the one (1) year anniversary date of the last calculation.  Contractor will deliver to Operator a baseline of the first calculated costs.  Such cost increases must be documented by Contractor and delivered to Operator and shall include additional expenses incurred for payroll, payroll burden, insurance, travel costs, catering and shorebase overhead.

All costs and expenses reasonably incurred by Contractor and associated with a change of County of Operations (when requested by Operator), including, without limitation, all costs of transporting Contractor’s items to a new shorebase and/or any additional costs associated with the transportation of Contractor’s Personnel shall be for Operator’s account and reimbursed through a mutually agreed adjustment to the applicable day rates.

5-104

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.8                               PAYMENT PROVISIONS [set forth under Clause 12 of Section 2 for the Conditions of Contract]

Drilling Unit Covered in Conditions of Contract.

5.9               [***] BOP Operations

(a)         Definitions.

A “BOP Event” shall be defined as a failure or issue of a BOP which requires that BOP to be pulled back to the surface for repairs.

[***]

5-105

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 5.1

RATES AND CHARGES

NAME OF DRILLING UNIT:        ATWOOD ACHIEVER

Ref. No.	DESCRIPTION OF RATE OR CHARGE	Amount US$

MOBILIZATION - DEMOBILIZATION

1.

MOBILIZATION - [***] percent ([***]%) of Operating Rate plus all Contractor Group Taxes, commencing on the Mobilization Commencement Date and ending on the Operations Commencement Date.  Contractor to provide suitable support vessel(s) and fuel during Mobilization, at Operator’s expense. Support vessels for the loading of Contractor equipment in Singapore are for the expense of Contractor; and support vessels for loading of Operator equipment in Singapore are for the expense of Operator.  Contractor will take commercially reasonable efforts to obtain the most cost effective vessels available for any such support work.  No other rate or fee shall be owed during mobilization, and if mobilization is delayed as a result of a break down or repairs to the Drilling Unit during mobilization, the fee shall be Nil Rate during any such delay unless such delay is caused by (a) a Force Majeure Event in which case the Force Majeure Rate will apply, or, (b) actions of Operator Group, in which case the Mobilization Fee will continue to apply.

2.

DEMOBILIZATION - Demobilization begins one (1) nautical mile from the Final Well.  There is no Demobilization or Demobilization Fee if the Drilling Unit has immediate ongoing work in the country where Operator has just completed its Final Well; otherwise Operator is to provide suitable tow/transport vessel(s) and fuel, while paying [***] from the Final Well to, with respect to Morocco and Mauritania as the Country of Operations, Las Palmas, and with respect to Suriname as the Country of Operations, Trinidad, unless another location is identified in each Country Contract.  Demobilization Fee is Nil Rate except as set forth in this Item.

3.	STANDING DOWN/REMOBILIZATION CHARGE
[***]

DAILY RATES

4.	OPERATING
Suriname $595,000 per day plus all Contractor Group Taxes
Morocco $595,000 per day plus all Contractor Group Taxes
Mauritania $595,000 per day plus all Contractor Group Taxes

5-106

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.	PROVISIONING/ DEPROVISIONING
[***]% of Operating Rate plus all Contractor Group Taxes

6.	STANDBY
[***]% of Operating Rate plus all Contractor Group Taxes

7.	MOVING
[***]% of Operating Rate plus all Contractor Group Taxes

8.	REPAIR
[***]% of Operating Rate plus all Contractor Group Taxes

9.	REDRILLING UNIT
[***]% of Operating Rate plus all Contractor Group Taxes

10.	FISHING
[***]% of Operating Rate plus all Contractor Group Taxes

11.	SHUTDOWN WITH CREW
[***]% of Operating Rate plus all Contractor Group Taxes

12.	SHUTDOWN WITHOUT CREW
[***]% of Operating Rate plus all Contractor Group Taxes less any savings effected by Contractor in reducing the numbers of Contractor’s Personnel to skeleton strength for caretaker purposes only.

13.	FORCE MAJEURE EVENT RATE
[***]% of Operating Rate plus all Contractor Group Taxes

14.	NIL RATE
Zero (0%) rate plus all Contractor Group Taxes

MISCELLANEOUS SERVICES FOR OPERATOR’S PERSONNEL

14.	Meals and accommodation provided by Contractor to Operator’s personnel (in excess of (twenty) per day)	$[***] USD per man per day per 20 plus all Contractor Group Taxes

15.

The Rate per day for Contractor’s Personnel who have been removed and who have not been replaced by Contractor shall be a deduction of the amount of the rate in schedule 5.2 hereto for the person so removed until such time as the said person so removed has been replaced.

5-107

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 5.2

RATES FOR

CONTRACTOR’S PERSONNEL

	Occupational Classification	[***]	Number of Extra Personnel Provided by Client	[***]

A.	Drilling Personnel
	DP OIM**	[***]		[***]
	Drilling Superintendent	[***]		[***]
	Tool pusher**	[***]		[***]
	Main Drillers**	[***]		[***]
	Aux Driller	[***]		[***]
	Asst. Drillers	[***]		[***]
	Derrickman	[***]		[***]
	Pumphand	[***]		[***]
	Floorhand	[***]		[***]
	Roustabout	[***]		[***]
	Deck Supervisor	[***]		[***]
	Crane Operators	[***]		[***]
	DP RMS	[***]		[***]
	Mechanical Supervisor	[***]		[***]
	Mechanic II	[***]		[***]
	Mechanic I	[***]		[***]
	Subsea Supervisor	[***]		[***]
	Subsea Engineer II	[***]		[***]
	Motorman	[***]		[***]
	Electrical Supervisor	[***]		[***]
	Electronic Technician II	[***]		[***]
	Electronic Technician I	[***]		[***]

5-108

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

	Occupational Classification	[***]	Number of Extra Personnel Provided by Client	[***]

	Electrician II	[***]		[***]
	Electrician I	[***]		[***]
	Welder	[***]		[***]
	Material Coord.	[***]		[***]
	Night Materials Coord.	[***]		[***]
	Radio Operator/Admin	[***]		[***]
	SUBTOTAL	[***]

B.	Marine Personnel
	Marine Chief Engineer	[***]		[***]
	1st Asst. Engineer	[***]		[***]
	2nd Asst. Engineer	[***]		[***]
	3rd Asst. Engineer	[***]		[***]
	Master/Captain	[***]		[***]
	Chief Mate	[***]		[***]
	Bosun	[***]		[***]
	AB Seaman	[***]		[***]
	Ord Seaman	[***]		[***]
	Sr. DPO/2nd Mate	[***]		[***]
	DPO/3rd Mate	[***]		[***]
	SUBTOTAL	[***]

C.	Other
	Safety Training Coordinator (STC)	[***]		[***]
	Medic	[***]		[***]
	SUBTOTAL	[***]
	TOTAL	[***]

5-109

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

* Daily Rates including - salary, overhead burden, travel training costs, etc.

** Key personnel are identified with a double asterisk

Note: Catering personnel are in addition to the above numbers

Above cost represents the cost of 1 man-day.  If 1 position is required cost would be doubled as each position requires 1 man on and 1 man off.  All rates are exclusive of Contractor Group Taxes which will be paid by Operator.

5-110

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 5.3

RATES FOR

ADDITIONAL EQUIPMENT / MISCELLANEOUS CHARGES

ITEM	DESCRIPTION	RATE CHARGE
US$/day US$

5-111

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION 6

CONTRACTOR’S PERSONNEL

6-112

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.1                               PROVISION OF CONTRACTOR’S PERSONNEL

Contractor shall provide all Contractor’s Personnel listed in Schedule 6.1 hereof in the numbers and categories referred to therein by the Mobilization Commencement Date.  Such numbers and categories shall not be exceeded or reduced (exclusive of additional personnel typically provided by Contractor) without prior written approval of Operator and any change in the numbers and/or categories so approved shall be recorded by amendment to Schedule 6.1.  Should Operator require Contractor to provide additional personnel in excess of the full complement of Contractor’s Personnel or Subcontractor’s personnel listed in Schedules 6.1 and 6.2 then Contractor shall be reimbursed at the day rates included under Section 5.  Contractor shall give Operator’s Representative the name and work history, education and training history including courses attended of such Contractor’s Personnel including any person proposed as a replacement.

6.2                               CONTRACTOR’S REPRESENTATIVE

Contractor shall provide a competent and authorised Contractor Representative who shall be nominated in writing and be acceptable to Operator.  Contractor’s Representative shall be available at all times and shall be authorised to receive on behalf of Contractor all directions and instructions in connection with the Drilling Services from Operator’s Representative.

6.3                               GENERAL

Contractor shall adhere to all labour standards and practices applicable to the Contract Area.

All personnel provided by Contractor in accordance with sub-clause 6.1 above shall be deemed to be the servants of Contractor and Contractor shall be solely responsible for payment of salaries to such personnel.

Contractor shall meet all costs for Contractor’s Personnel, including but without limitation those associated with travel, accommodation, holiday and sickness throughout the duration of the Drilling Services.

Contractor’s Personnel shall be sufficiently conversant with the English language to enable Operator’s Representative to issue instructions and to receive written and verbal reports in the English language and so that operations hereunder are not hampered or endangered on account of language barriers.  The radio and telex operator must be English speaking.

Contractor shall be responsible for all matters relating to rest periods for Contractor’s Personnel including inter alia the provision of a relief operating crew where the performance of the Drilling Services as required by Operator so dictates.

6.4                               TRAINING

Contractor shall ensure that all Contractor’s Personnel proposed in compliance with the foregoing shall have satisfactorily completed courses in accordance with Contractor’s operations manual or CFST, or equivalent, and good oilfield practice along with the health, safety, environmental and security practices of Operator as set forth in Section 2, the Conditions of Contract.

6-113

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contractor shall ensure that all Contractor’s Personnel shall receive annual anti-corruption training, including the FCPA and UK Bribery Act of 2010.

6.5                               MEDICAL CERTIFICATES

Contractor shall make available to Operator’s Representative valid medical certificates stating that each person travelling to the Drilling Unit on behalf of Contractor is fit to do so in accordance with the UKOOA guidelines document “MEDICAL ASPECTS OF FITNESS FOR OFFSHORE WORK, A GUIDE FOR EXAMINING PHYSICIANS”  or equivalent as agreed by Operator.

6.6                               CONTRACTOR’S PERSONNEL RECORDS

Contractor shall keep medical records (including all required vaccinations), wages books and time sheets and full records of Contractor’s Personnel, all as required by Operator from time to time at its offices.  At the Operator’s Representative request, Contractor shall produce the vaccination records, wages books and time sheets from time to time, Operator’s Representative being entitled at all times to inspect and take copies from all or any such documents.  Operator recognizes that due to certain health regulations in various countries copies of the actual medical records may not be shared with Operator.  Contractor shall also submit such returns as Operator may require relating to matters to be contained in such documents.  Contractor shall keep details of its Contractor’s Personnel’s next of kin on the Drilling Unit and at its shore base in the event of an emergency and shall deliver such information to Operator in the event of an emergency.

6.7                               QUALIFICATIONS AND TRAINING OF CONTRACTOR’S PERSONNEL

(a)                                 General

All Contractor’s Personnel and Subcontractors’ personnel on board the Drilling unit shall have a valid completion certificate showing evidence of training in Helicopter Underwater Egress Training (“HUET”) by a training provider having a Modular Egress Training Simulator (“METS”). All costs incurred shall be to the account of Contractor.

(b)                                 Drilling Personnel

Contractor shall prior to the Operations Commencement Date ensure that the following positions have satisfactorily completed a well control procedure training course and have obtained a Well Pressure Control Certificate from a training establishment approved by Operator or the relevant authorities in the Contract Area: Operations Manager, Operations Superintendent, senior subsea engineer, subsea engineer, OIM, toolpusher and tower pusher (subsea supervisor level) and driller and assistant driller (subsea driller level).  Contractor shall at its cost further ensure that the Rig Staff shall attend refresher courses and maintain validity of certification for all Contractor Personnel throughout the term of the Contract and any extension thereto.

Whenever so requested  by Operator, Contractor shall make available to Operator certificates evidencing such validity.  Contractor shall arrange, at regular weekly intervals, for onsite training of its Contractor’s Personnel engaged in drilling operations on the Drilling Unit in matters relating to health, safety, accident prevention and environmental protection and, in addition, prior to the commencement of specialized operations such as drill stem and production testing and radioactive

6-114

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

logging.  Minutes of meetings held to fulfil such training requirements shall be made available to Operator and shall be posted on notice boards on the Drilling Unit.

Notwithstanding the foregoing provisions, Contractor’s Personnel shall, if required by Operator, attend Operator’s Pressure Control course, which such attendance shall be at Operator’s cost.  If Contractor pays such training expenses directly, such expenses shall be invoiced at cost and receipts for such courses shall be delivered with the invoices.  Such attendance if required shall take place at times and dates to be arranged between Contractor and Operator but in any case prior to the Operations Commencement Date.

(c)                                  Marine and Installation Personnel

Contractor shall ensure that prior to the Operations Commencement Date and throughout the continuance of the Contract, the captain (or the equivalent person under a different title) are properly qualified for their respective positions and experienced in carrying out their duties on the Drilling Unit, subject to any minimum manning requirements as may be required under the class society document.

Contractor shall ensure that, (otherwise than in the event of total Drilling Unit evacuation on the instructions of Operator) there is always one person on board who is fully competent in respect of, and is designated responsible for, marine operations and calculation of deck loadings.

6.8                               EMPLOYMENT OF LOCAL PERSONNEL AND RATES OF PAY

Contractor shall, if applicable to the Contract, employ local labour subject to availability and suitability of qualifications and experience.  Each petroleum contract Operator has entered into with each country governmental entity contains requirements related to local content requirements for engaging local personnel in Operator’s petroleum operations in that specific country.  In addition, there may be laws in each country requiring engagement of local personnel if performing work within that country.  Contractor shall provide Operator with a list of personnel positions which require a high level of expertise which shall be attached as Schedule 6.3 to this Section 6.  In the event local labor is in addition to or in place of one or more of those personnel positions on Schedule 6.3, any costs for such labor are for the account of Operator.  Any other personnel position which is in addition to or in place of Contractor’s Personnel shall be at Contractor cost without pass through to Operator of any additional costs..

Contractor  shall comply with all relevant governmental rules, regulations and instructions with respect to the employment of local labour.

6.9                               PASSPORTS AND VISAS

Contractor shall ensure that when appropriate all Contractor’s Personnel are in possession of valid passports and shall obtain all visas and entry or other permits required to enable such Contractor’s Personnel to proceed to and work in the Contract Area and shall assist such Contractor’s Personnel in clearing immigration.

6-115

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.10                        TRANSPORTATION

Contractor shall make its own arrangements and meet all expenses for the transport of all the Contractor’s Personnel to and from and within the Contract Area other than between the Drilling Unit and Operator’s designated crew change location in the Contract Area.

6.11                        REMOVAL OF PERSONS PROVIDED BY CONTRACTOR AND SUBCONTRACTORS

At the instruction of Operator in writing Contractor shall remove from duties hereunder or lawfully secure such removal of any of Contractor’s Personnel or Subcontractors’ Personnel who, in the opinion of Operator, is either:

(a)           incompetent or negligent in the performance of their duties; or

(b)                                 engaged in activities which are disruptive, contrary or detrimental to the interests of Operator; or

(c)                                  not conforming with the requirements described in Contractor’s Environmental, Health and Safety policies or other requirements of Operator or who persists in any conduct likely to be prejudicial to safety, health or the environment; or

(d)                                 not conforming to the requirements of Contractor’s safety management system or safety policies.

6.12                        REPLACEMENT OF PERSONS REMOVED BY THE CONTRACTOR

The Contractor shall forthwith at its cost and expense replace any such person removed under the provisions of sub clause 6.11 hereof such replacement being a person qualified and capable of performing in an efficient manner the duties of any such person being replaced.  This sub-clause shall also apply to Contractor’s Personnel leaving of their own volition.

6.13                        MANAGEMENT OF CHANGE FOR KEY CONTRACTOR’S PERSONNEL

When Contractor changes key personnel, Contractor will, as soon as reasonably possible, provide Operator with a management of change plan.  Such plans should include, (but not be limited to), candidates available, recommended candidate’s CV, and special training, mentoring or monitoring plans for the incoming candidate.  Key personnel shall include supervisory or higher level personnel and specialized technical personnel including the following positions:  Manager, OIM, Master/Capt., Rig Superintendent, Assistant Rig Superintendent, Tourpusher, DPO, Barge Marine Supervisor, Electrical Supervisor, Electrical Technician, Chief Mechanic, Driller, and Assistant Driller.

6.14                       RESTRICTION AS TO DRUGS AND ALCOHOLIC LIQUORS

Contractor shall not except for bona fide medical purposes, sell, barter, give, dispense or otherwise dispose of any drugs or alcoholic liquors to any person at the Location, or permit or suffer any such sale, barter, gift, dispensation or other disposal to be made by any of Contractor’s Personnel.

6.15                        RECOGNIZED FESTIVALS AND RELIGIOUS AND OTHER CUSTOMS

Contractor shall at all times and in all respects in all dealings with Contractor’s Personnel observe and pay full deference to all recognised festivals and religious or other customs.

6-116

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.16                        DISORDERLY CONDUCT

Contractor shall take all requisite precautions and use his best endeavours to prevent any riotous or unlawful behaviour by or amongst any of Contractor’s Personnel.

6.17                        BRIBERY

Contractor shall not make or offer any bribe or any gift, gratuity, reward, commission or other inducement in money or of any description whatsoever to any person in the employment of Operator or Service Companies.

6.18                        REPATRIATION OF CONTRACTOR’S PERSONNEL

Contractor shall, pending the repatriation of any of Contractor’s Personnel maintain such Contractor’s Personnel in a proper manner until such time as they shall have left the Contract Area and in default thereof Operator may maintain and repatriate such Contractor’s Personnel and recover the cost thereof from Contractor.

6.19                       SAFETY

Contractor shall provide its personnel with protective clothing and safety equipment identifying them as Contractor’s Personnel to designs approved by Operator for offshore working conditions in the Contract Area.

6-117

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 6.1

INITIAL STAFFING

OF CONTRACTOR’S PERSONNEL

	Occupational Classification	[***]	Number of Extra Personnel Provided by Client	[***]

A.	Drilling Personnel
	DP OIM**	[***]		[***]
	Drilling Superintendent	[***]		[***]
	Tool pusher**	[***]		[***]
	Main Drillers**	[***]		[***]
	Aux Driller	[***]		[***]
	Asst. Drillers	[***]		[***]
	Derrickman	[***]		[***]
	Pumphand	[***]		[***]
	Floorhand	[***]		[***]
	Roustabout	[***]		[***]
	Deck Supervisor	[***]		[***]
	Crane Operators	[***]		[***]
	DP RMS	[***]		[***]
	Mechanical Supervisor	[***]		[***]
	Mechanic II	[***]		[***]
	Mechanic I	[***]		[***]
	Subsea Supervisor	[***]		[***]
	Subsea Engineer II	[***]		[***]
	Motorman	[***]		[***]
	Electrical Supervisor	[***]		[***]
	Electronic Technician II	[***]		[***]
	Electronic Technician I	[***]		[***]
	Electrician II	[***]		[***]
	Electrician I	[***]		[***]
	Welder	[***]		[***]
	Material Coord.	[***]		[***]

6-118

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

	Occupational Classification	[***]	Number of Extra Personnel Provided by Client	[***]

	Night Materials Coord.	[***]		[***]
	Radio Operator/Admin	[***]		[***]
	SUBTOTAL	[***]

B.	Marine Personnel
	Marine Chief Engineer	[***]		[***]
	1st Asst. Engineer	[***]		[***]
	2nd Asst. Engineer	[***]		[***]
	3rd Asst. Engineer	[***]		[***]
	Master/Captain	[***]		[***]
	Chief Mate	[***]		[***]
	Bosun	[***]		[***]
	AB Seaman	[***]		[***]
	Ord Seaman	[***]		[***]
	Sr. DPO/2nd Mate	[***]		[***]
	DPO/3rd Mate	[***]		[***]
	SUBTOTAL	[***]

C.	Other
	Safety Training Coordinator (STC)	[***]		[***]
	Medic	[***]		[***]
	SUBTOTAL	[***]
	TOTAL	[***]

* Daily Rates including - salary, overhead burden, travel training costs, etc.

** Key personnel are identified with a double asterisk

Note: Catering personnel are in addition to the above numbers

Above cost represents the cost of 1 man-day.  If 1 position is required, cost would be doubled as each position requires 1 man on and 1 man off.

6-119

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 6.2

LIST OF SUB-CONTRACTOR’S PERSONNEL

6-120

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 6.3

LIST OF HIGHLY EXPERIENCED PERSONNEL

	Occupational Classification	[***]	Number of Extra Personnel Provided by Client	[***]

A.	Drilling Personnel
	DP OIM**	[***]		[***]
	Drilling Superintendent	[***]		[***]
	Tool pusher**	[***]		[***]
	Main Drillers**	[***]		[***]
	Aux Driller	[***]		[***]
	Asst. Drillers	[***]		[***]
	Derrickman	[***]		[***]
	Pumphand	[***]		[***]
	Floorhand	[***]		[***]
	Roustabout	[***]		[***]
	Deck Supervisor	[***]		[***]
	Crane Operators	[***]		[***]
	DP RMS	[***]		[***]
	Mechanical Supervisor	[***]		[***]
	Mechanic II	[***]		[***]
	Mechanic I	[***]		[***]
	Subsea Supervisor	[***]		[***]
	Subsea Engineer II	[***]		[***]
	Motorman	[***]		[***]
	Electrical Supervisor	[***]		[***]
	Electronic Technician II	[***]		[***]
	Electronic Technician I	[***]		[***]
	Electrician II	[***]		[***]
	Electrician I	[***]		[***]
	Welder	[***]		[***]
	Material Coord.	[***]		[***]
	Night Materials Coord.	[***]		[***]

6-121

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

	Occupational Classification	[***]	Number of Extra Personnel Provided by Client	[***]

	Radio Operator/Admin	[***]		[***]
	SUBTOTAL	[***]

B.	Marine Personnel
	Marine Chief Engineer	[***]		[***]
	1st Asst. Engineer	[***]		[***]
	2nd Asst. Engineer	[***]		[***]
	3rd Asst. Engineer	[***]		[***]
	Master/Captain	[***]		[***]
	Chief Mate	[***]		[***]
	Bosun	[***]		[***]
	AB Seaman	[***]		[***]
	Ord Seaman	[***]		[***]
	Sr. DPO/2nd Mate	[***]		[***]
	DPO/3rd Mate	[***]		[***]
	SUBTOTAL	[***]

C.	Other
	Safety Training Coordinator (STC)	[***]		[***]
	Medic	[***]		[***]
	SUBTOTAL	[***]
	TOTAL	[***]

* Daily Rates including - salary, overhead burden, travel training costs, etc.

** Key personnel are identified with a double asterisk

Note: Catering personnel are in addition to the above numbers

Above cost represents the cost of 1 man-day.  If 1 position is required, cost would be doubled as each position requires 1 man on and 1 man off.

6-122

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Section 7 - IADC

INTERNATIONAL ASSOCIATION of DRILLING CONTRACTORS

STANDARD FORMAT EQUIPMENT LIST

DRILLSHIP UNITS

The Drilling Unit’s equipment list will be finalized at Commencement of Mobilization.  However, the equipment list below is Contractor’s estimation of the equipment list based on the knowledge currently available.

TABLE OF CONTENTS

“ Atwood Achiever ”

SECTION A - UNIT SPECIFICATIONS
A1	Main Dimensions / Technical Description
A2	Storage Capacities
A3	Propulsion / Thrusters
A4	Operational Capabilities
A5	Variable Loading
A6	Environmental Limits
A7	Mooring System
A8	Marine Loading Hoses
A9	Cranes, Hoists, and Materials Handling
A10	Helicopter Landing Deck
A11	Auxiliary Equipment

SECTION B - GENERAL RIG SPECIFICATIONS
B1	Derrick and Substructure
B2	Drawworks and Associated Equipment
B3	Derrick Hoisting Equipment
B4	Rotating System

SECTION C POWER SUPPLY SYSTEMS

C1	Rig Power Plant
C2	Emergency Generator

SECTION D DRILLSTRING EQUIPMENT

D1	Tubulars
D2	Handling Tools
D3	Fishing Equipment

SECTION E - WELL CONTROL/SUBSEA EQUIPMENT
E1	Lower Riser Diverter Assembly
E2	Primary BOP Stack
E3	Primary Lower Marine Riser Package
E4	Secondary BOP Stack

7-123

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

E5	Secondary Lower Marine Riser Package
E6	Primary Marine Riser System
E7	Secondary Marine Riser System
E8	Diverter BOP
E9	Subsea Support System
E10	BOP Control System
E11	Subsea Control System
E12	Acoustic Emergency BOP Control System
E13	Subsea Auxiliary Equipment
E14	Choke Manifold
E15	BOP Testing Equipment
E16	Wellhead Running / Retrieving / Testing Tools

SECTION F - MUD SYSTEM/BULK SYSTEM
F1	High Pressure Mud System
F2	Low Pressure Mud System
F3	Bulk System

SECTION G - CASING / CEMENTING EQUIPMENT
G1	Casing Equipment
G2	Cement Equipment

SECTION H - INSTRUMENTATION / COMMUNICATION
H1	Drilling Instrumentation at Driller’s Position
H2	Drilling Parameter Recorder
H3	Instrumentation at Choke Manifold
H4	Standpipe Pressure Gauge
H5	Deviation Equipment
H6	Calibrated Pressure Gauges
H7	Rig Communication System
H8	Environmental Instrumentation
H9	DP, Vessel Control and Navigation Systems
H10	Radio Equipment

SECTION I - PRODUCTION TEST EQUIPMENT
l1	Burners
l2	Burner Booms
l3	Lines Required on Burner Booms
l4	Sprinkler System
l5	Fixed Lines for Well Testing
I6	Auxiliary Power Availability

SECTION J - WORKOVER TOOLS
J1	NOT APPLICABLE

SECTION K – ACCOMMODATION
K1	Offices
K2	Living Quarters

SECTION L - SAFETY EQUIPMENT
L1	General Safety Equipment
L2	Gas / Fire / Smoke Detection
L3	Fire Fighting Equipment

7-124

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

L4	Breathing Apparatus
L5	Emergency First Aid Equipment
L6	Helideck Rescue Equipment
L7	Rig Safety Store
L8	Emergency Warning Alarms
L9	Survival Equipment

SECTION M - POLLUTION PREVENTION EQUIPMENT
M1	Sewage Treatment
M2	Garbage Compaction
M3	Garbage Disposal / Grinder

A. UNIT SPECIFICATIONS
[***]
Rig type:
Unit/Design/Shape:
Unit flag:
Port of Registry
Call Sign
Official Number
Unit classification:
IMO Certification:
Which code version:
Year of Construction:
Construction Yard:
Type of Positioning system

A.1 MAIN DIMENSIONS & TECHNICAL SPECS

Deadweight (light ship):	mt
Maximum Loaded Displacement	mt
Maximum Variable Deck Load	mt
Draft at loadline (deepest):	m
Overall length of unit (including anchor racks):	m
Length Between Perpendiculars	m
Overall width of unit (including anchor racks):	m
Forward deck dimensions	m x m
Aft deck dimensions	m x m
Main deck elevation above baseline:	m
Number of main columns/diameter:	no x m
Number of small columns/diameter:	no x m
Drilling draft/related displacement:	m/mt
Transit draft/related displacement:	m/mt
Moon pool dimensions:	m x m
Maximum opening through spider deck:	m
Pontoon length:	m
Pontoon breadth:	m
Pontoon height:	m

7-125

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Maximum Setback		mT
Rotary & Hook Load		lbs
Fuel Consumption (ave drilling)	m3/day
Accommodation for max. No. of personnel

A.2 Storage Capacities

Heavy Fuel		m3
Diesel Oil (MGO)Tank		m3
Lube Oil – Engine		m3
Thruster		m3
Drilling water		m3
Potable water		m3
Active liquid mud		m3

A.2 Storage Capacities(cont)

Reserve liquid Mud		m³
Brine Storage Tank		m³
Crude Oil		m³
Base Oil Tank		m³
Bulk barite/bentonite		m³
Bulk cement		m³
Sacks storage		m²
Pipe racks area		m²

Load bearing capacity		kg/m2

Riser racks area:		m2

Load bearing capacity:		kg/m2

Miscellaneous storage area:		m2

Ballast system		m3
A.3 THRUSTERS

A.3.2 Thrusters

Quantity:		No.
Make / Type
Fixed/azimuthing:
Motors per thruster:		No.
Make / Type motors:
Total HP per thrusters		kW
Propeller type (fixed/variable blade):
Nozzled:		Yes/No

A.3.3 Dynamic Positioning

Make

7-126

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Model
Full DP or Mooring Assist:
Position Reference:

A.4 OPERATIONAL CAPABILITIES

Maximum designed water depth capability:	m
Outfitted max. water depth capability:	m
Drilling depth capability (rated):	m ft
Transit speed towed (historical avg.):	kts
Transit speed self propelled	kts

A.5 VARIABLE LOADING (VL)

Transit VL:	mt
Drilling VL:	mt
Survival VL:	mt

A.6 ENVIRONMENTAL LIMITS

Drilling Mode
Max. wave height	m
Max. wave period	sec
Max. surface current velocity	m/sec

Hull and Topsides Structure Max. Operating Condition
Max. heave (double amplitude)	m
Max. pitch (double amplitude)	degrees
Max. roll (double amplitude)	degrees
Max. wind velocity (1 sustained min mean)	m/sec
Heading off Bow	degrees

Maxium Operating Condition DP
Max. wave height	m
Max. wave period	sec
Max. wind velocity (sustained 1 min mean)	m/sec
Max. current velocity	kts

A.7 MOORING SYSTEM

A.7.1 Anchor Winches

Quantity	No.
Make/Model
Type

A.7.2 Mooring Winch
Quantity	No.
Make/Model

7-127

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Break Holding Capacity	tons

A.7.3 Anchors
A.7.3.1 Anchors - Primary

Quantity:	No.
Type:
Weight:	mt

A.7.3.2 Anchors - Spare

A.7.4 Anchor Chain
Quantity: (installed/spare):	No.
Make/type:
Diameter:	mm
Shot length	m
Shot Number	No.
Total Length	m

A.7.5 Anchors Line Running & Retrieval System

A.7.5.1 Pennant Lines

A.7.5.2 Anchor Buoys

A.7.5.3 Smit Bracket

Location
Quantity	No.
Make:

Type:

A.7.6 Emergency Towing Gear

Location
Type
Hook-up system
Rating:

A.7.7 Capstan Mooring Winches

Quantity	No.
Locations
Type (electric/hydraulic/diesel)
Capacity:	mT x m/min

A.7.8 Mooring Lines

7-128

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Quantity	No.
Locations (port/stbd/bow/stern):
Type
Size:	Dia x Length
Minimum Breaking Load of wires	mT

A.7.9 Supplyboat Mooring Lines

A.8 MARINE LOADING HOSES
Locations of loading manifolds

A.8.1 Potable Water Hose

Quantity:	No.
Size:	in
Make/type:
Color coding:	Yes/No
Make/type connection:

A.8.2 Drilling Water Hose

Quantity:	No.
Size:	in
Make/type:
Color coding:	Yes/No
Make/type connection:

A.8.3 Fuel Oil Hose

Quantity:	No.
Size:	in
Make/type:
Color coding:	Yes/No
Make/type connection:

A.8.4 Mud Hose

Quantity:	No.
Size:	in
Make/type:
Color coding:	Yes/No
Make/type connection:

A.8.5 Cement Hose

Quantity:	No.
Size:	in
Make/type:
Color coding:	Yes/No
Make/type connection:

7-129

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

A.8.6 Barite/Bentonite Hose

Quantity:	No.
Size:	in
Make/type:
Color coding:	Yes/No
Make/type connection:

A.8 MARINE LOADING HOSES(cont)

A.8.7 Base Oil Hose

Quantity:	No.
Size:	in
Make/type:
Color coding:	Yes/No
Make/type connection:

A.8.8 Brine Hose

Quantity:	No.
Size:	in
Make/type:
Color coding:	Yes/No
Make/type connection:

A.9 CRANES, HOISTS & MATERIALS HANDLING

A.9.1 Cranes, Revolving, Main

Quantity:	No.
Specification (API, etc):
Make:
Type:
Location (stbd,port,aft, frwd):
Boom length:	m
Hook reach below main deck	m
Load/radius
Hoisting Speed
Maximum Luffing Speed
Maximum Load Slewing Speed
Drum Capacity for Hoisting Height

Hook load indicator automatically corrected for boom angle:	Yes/No
Alarm (audible, visual, both):
Automatic brake:	Yes/No
Safety latch on hooks:	Yes/No
Crown saver (limit switch):	Yes/No
Boom illumination:	Yes/No

7-130

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Boom CCTV Camera for Operator	Yes/No
Riser & Pipe Handling Equipment	Yes/No
Baskets for personnel transfer	No.

A.9.2 Helideck Crane

A.9.3 Forklifts

Quantity:	No.
Rated capacity:	mT
Explosion proof:	Yes/No

A.9.4 Monorail Overhead Cranes

A.9.5 BOP Handling System

Make
Type
Rated capacity:	mt

Make
Type
Rated capacity:	mt

Make
Type
Rated capacity:	mt

Make
Type
Rated capacity:	mt

A.9.6 Air Hoists/Derrick Winches

A.9.6.1 Rig Floor Winches (Non man-riding)

Quantity:	No.
Make:
Type:
Rated capacity:	mt
Wire diameter:	mm
Wire Length	m
Automatic brakes:	Yes/No
Overload protection:	Yes/No
Automatic spooling:	Yes/No

7-131

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

A.9.6.1 Rig Floor Winches (Non man-riding)(cont)

Quantity:	No.
Make:
Type:
Rated capacity:	mt
Wire diameter:	mm
Wire Length	m
Automatic brakes:	Yes/No
Overload protection:	Yes/No
Automatic spooling:	Yes/No

Quantity:	No.
Make:
Type:
Rated capacity:	mt
Wire diameter:	mm
Wire Length	m
Automatic brakes:	Yes/No
Overload protection:	Yes/No
Automatic spooling:	Yes/No

A.9.6.2 Monkey Board Work Winch

Quantity:	No.
Make:
Type:
Rated capacity:	lb
Wire diameter:	mm
Wire Length	m
Automatic brakes:	Yes/No
Overload protection:	Yes/No

A.9.6.3 Rig Floor “Man-Riding” Winch

Quantity:	No.
Make:
Type:
Rated capacity:	kg
Wire diameter:	mm
Wire Length	m

Non-twist wire:	Yes/No
Automatic brakes:	Yes/No
Overload protection:	Yes/No
Automatic spooling:	Yes/No
Certified for man-riding:	Yes/No

7-132

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

A.9.6.4 Utility Winch (Moonpool)

Quantity:	No.
Make:
Type:
Rated capacity:	mt
Wire diameter:	mm
Wire Length	m
Automatic brakes:	Yes/No
Overload protection:	Yes/No
Automatic spooling:	Yes/No

A.9.6.5 Moonpool “Man-Riding” Winch

Quantity:	No.
Make:
Type:
Rated capacity:	kg
Wire diameter:	mm
Wire Length:	m
Non-twist wire:	Yes/No
Automatic brakes:	Yes/No
Overload protection:	Yes/No
Automatic spooling:	Yes/No

A.10 HELICOPTER LANDING DECK

Specification
Location:
Type
Dimensions:	m x m
Perimeter safety net:	Yes/No
Load capacity:	mt
Designed for helicopter type:
Tie down points:	Yes/No
Covered by foam fire system:	Yes/No
Helideck lighting to aviation specification as required by country of operation:	Yes/No
Helicopter Beacon Transmitter	Yes/No

A.10.1 Helicopter Refueling System

Specification
Fuel storage capacity:	Lt
Jettisonable:	Yes/No
Fuel transport containers:	qty
Volume (ea):	Lt

7-133

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Covered by foam fire system:	Yes/No

A.11 AUXILIARY EQUIPMENT

A.11.1 Water Distillation

Quantity:	No.
Make/type:
Capacity (each/total):	mT/day

A.11.2 Boilers

A.11.3 Air Conditioning

Quantity:	No.
Make/type:
Capacity (total system):

A.11.4 Electric Welding Sets

Quantity:	No.
Current capacity:	amp

Quantity:	No.
Current capacity:	amp

A.11.5 High Pressure Cleaner

Quantity:	No.
Make/type:
Electric/pneumatic/diesel:
Max delivered pressure:	bar

B. GENERAL RIG SPECIFICATIONS

B.1 DERRICK AND SUBSTRUCTURE

Make
Type
Rated for wind speed
With full set back:	m/s
With 0 set back:	m/s

Free Internal Lifting Height:	m
Distance between Well centers	m
Dimensions of base:	m x m
Water Table Dimensions Main Well:	m x m
Water Table Dimensions Aux Well:	m x m

7-134

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

B.1 DERRICK AND SUBSTRUCTURE(cont)

Gross nominal capacity:	lbs
Maximum number of lines Main Well:	No.
Maximum number of lines AUX Well:	No.
Personnel Elevator	Yes/No
Ladders with safety cages and rests:	Yes/No
Platform for crown sheave access:	Yes/No
Counter balance, system for rig tongs and pipe spinning tong:	Yes/No
Lighting system explosion proof:	Yes/No

B.1.2 Racking Platform

Make/type:

5 7/8” to 6 5/8” Drillpipe
7” to 14” Casing
7” to 9 ½” Drill collar

B.1.3 Racking Arm

Make
Type
Qty

B.1.4 Maintanence Work Basket

Make
Type
Adjustable from/to height above rotary:	m

B.1.5 Substructure

Make/type:
Height (above main deck):	m
Length:	m
Width:	m
Setback capacity:	mT
Simultaneous setback + hookload capacity	mT
Clear height below R/table beams:	m

B.1.6 Weather Proofing

Rig floor windbreaks height:	m
Derrickman windbreaks height:	m

7-135

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

B.1.7 Derrick TV Camera System

Camera located at:
Make/type:
Zoom/Pan/Tilt-function:	Yes/No
Monitor located at:

B.2 DRAWWORKS AND ASSOCIATED EQUIPMENT

B.2.1 Drawworks Main Well

Make
Type
Motors make/type:
Quantity:	No.
Rated input power continuous:	hp
Rated output power continuous:	hp
Drum type:
Drum diameter:	in
Drum Length	in
Wire diameter:	in
Maximum line pull 12 lines:	mT
Maximum line pull 14 lines:	mT
Maximum line pull 16 lines:	mT
Spinning cathead type:
Breakout cathead type:
Crown block safety device make/type:
Independent fresh water cooling system for drawworks and electric brake:	Yes/No

B.2.1.1 Drawworks Aux Well

Make
Type
Motors make/type:
Quantity:	no.
Rated input power continuous:	hp
Rated output power continuous:	hp
Drum type:
Drum diameter:	in
Drum Length	in
Wire diameter:	in
Maximum line pull 12 lines:	mT
Maximum line pull 14 lines:	mT
Spinning cathead type:
Breakout cathead type:
Crown block safety device make/type:
Independent fresh water cooling system for drawworks and electric brake:	Yes/No

7-136

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

B.2.2 Auxiliary Brake

B.2.3 Sandline

B.2.4 Wireline

Make:
Length capacity:	m
Line size/type:	in

B.2.5 Automatic Driller

Make/type:

B.3 DERRICK HOISTING EQUIPMENT

B.3.1 Crown Block (CMC see data below)

Main Well
Make/type:
Rated capacity:	mT
No. of sheaves:
Sheaves diameter:	in
Sheave grooved for line size:	in

B.3.1 Crown Block (CMC see data below)

Aux Well
Make/type:
Rated capacity:	mT
No. of sheaves:

Sheaves diameter:	in
Sheave grooved for line size:	in

B.3.2 Travel Block Main Well

Make
Type
Rated capacity:	mT
No. of sheaves:	No.
Sheaves diameter:	in
Sheave grooved for line size:	in

7-137

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

B.3.2 Travel Block Aux Well

Make
Type
Rated capacity:	mT
No. of sheaves:
Sheaves diameter:	in
Sheave grooved for line size:	in

B.3.3 Hook

B.3.4 Swivel

Make
Type
Rated capacity:	mT
Test/working pressure:	psi
Gooseneck and washpipe minimum ID>= 76mm:	Yes/No
Left hand pin connection size:	in
Access fitting for wireline entry on top of gooseneck:	Yes/No

B.3.5 Drilling Line Main Well

Diameter:	in
Type:
Length (original):	m
Support frame for drum:	Yes/No
Drilling line drum power driven:	Yes/No
Spare reel drilling line:	Yes/No
Location (rig, shore, etc.):

B.3.5.1 Drilling Line Aux Well

Diameter:	in
Type:
Length (original):	m
Support frame for drum:	Yes/No
Drilling line drum power driven:	Yes/No
Spare reel drilling line:	Yes/No
Location (rig, shore, etc.):

B.3.6 Anchor Dead Line Main Well

Make
Type
Weight sensor:	Yes/No

7-138

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

B.3.6.1 Anchor Dead Line Aux Well

Make
Type
Weight sensor:	Yes/No

B.3.7 Crown Mounted Motion Compensator

Make
Type
Stroke:	m
Capacity - compensated:	mT
Capacity – Static :	mT
Capacity - locked:	mT

B.3.8 Block Guidance System

Make
Type

B.3.9 Retraction System for Traveling Block

Make
Type

B.4 ROTATING SYSTEM
Make
Type

B.4.1 Rotary Table Main Well

Make
Type
Maximum opening:	in
Rated capacity:	mT
Static load capacity:	mT
Rotating load capacity:	mT @ rpm
Two speed gearbox:	Yes/No
Emergency chain drive:	Yes/No
Driven by an independent motor:	Yes/No
Motor type/make:
Maximum continuous torque:	ft lbs
Drip pan/mud collection system:	Yes/No

7-139

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

B.4.1 Rotary Table Aux Well

Make
Type
Maximum opening:	in
Rated capacity:	mT
Static load capacity:	mT
Rotating load capacity:	mT @ rpm
Two speed gearbox:	Yes/No
Emergency chain drive:	Yes/No
Driven by an independent motor:	Yes/No
motor type/make:
Maximum continuous torque:	ft lbs
Drip pan/mud collection system:	Yes/No

B.4.2 Master Bushings

B.4.3 Kelly Bushing

B.4.4 Top Drive Main Well

Make
Model
Type (electric/hydraulic):
Rated capacity:	mT
Test/working pressure:	psi/psi
If driven by electric motor
Make/type:
Output power:	hp
Maximum continuous torque:	ft lbs
Two speed gearbox:	Yes/No
Maximum rotary speed:	rpm
Remote operated kelly cock:	Yes/No
Cooling system type:
Main shaft connection

B.4.4.1 Top Drive Makeup/Breakout System

Make:
Model:
Type:
Max. breakout torque that can be applied by system:	ft-lbs

B.4.4.2 Top Drive AUX Well

Make
Model
Type (electric/hydraulic):
Rated capacity:	mT
Test/working pressure:	psi/psi

7-140

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

If driven by electric motor
Make/type:
Output power:	hp
Maximum continuous torque:	ft lbs
Two speed gearbox:	Yes/No
Maximum rotary speed:	rpm
Remote operated kelly cock:	Yes/No
Cooling system type:
Mainshaft connection:

B.4.4.2 Top Drive Makeup/Breakout System
Make:
Model:
Type:
Max. breakout torque that can be applied by system:	ft-lbs

C. POWER SUPPLY SYSTEMS

C.1 RIG POWER PLANT

C.1.1 Diesel Engines

Quantity:	No.
Make
Type
Maximum continuous power:	kW
At rotation speed of:	rpm
Equipped with spark arrestors:	Yes/No
Mufflers installed:	Yes/No

C.1.2 DC – Generator

C.1.3 AC – Generator

Quantity:	No.
Make
Type
Continuous power:	kW
At rotation speed of:	rpm
Output volts:	volts

C.1.4 SCR System/Distribution

Type of Switchgear
Make/type:
Output volts:	volts

C.1.5 Transformer System

Quantity:	No.
Make/type:
Continuous power (each):	KVA

7-141

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Output volts:	volts
Frequency:	Hz

Quantity:	No.
Make/type:
Continuous power (each):	KVA
Output volts:	volts
Frequency:	Hz

Quantity:	No.
Make/type:
Continuous power (each):	KVA
Output volts:	volts
Frequency:	Hz

Quantity:	No.
Make/type:
Continuous power (each):	KVA
Output volts:	volts
Frequency:	Hz

Quantity:	No.
Make/type:
Continuous power (each):	KVA
Output volts:	volts
Frequency:	Hz

Quantity:	No.
Make/type:
Continuous power (each):	KVA
Output volts:	volts
Frequency:	Hz

Quantity:	No.
Make/type:
Continuous power (each):	KVA
Output volts:	volts

7-142

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Quantity:	No.
Make/Type:
Continuous Power (each):	KVA
Output Volts:	volts
Frequency:	Hz

Quantity:	No.
Make/Type:
Continuous Power (each):	KVA
Output Volts:	volts
Frequency:	Hz

Quantity:	No.
Make/Type:
Continuous Power (each):	KVA
Output Volts:	volts
Frequency:	Hz

Quantity:	No.
Make/Type:
Continuous Power (each):	KVA
Output Volts:	volts
Frequency:	Hz

C.1.6 Emergency Shutdown
The emergency shutdown system (ESD) is an integrated system in conjunction with the Fire and Gas detection system.
Make/type:
ESD control matrix panels are located:

C.1.7 Auxiliary Power Supply

Power supply for a mud logging unit:	Yes/No
Power supply available
Output volts:	volts
Frequency:	Hz
Current:	amps
Phase: single/three

C.1.8 Compressed Air System

Air Compressors - High Pressure Service/Control Air:
Quantity:	No.
Make:
Model:
Rated capacity:	m3/hr
Working press:	Bar
Prime mover (electric/diesel):
Continuous power:	kW

7-143

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Air dryers:
Quantity:	No.
Make/type:
Rated capacity:	m3/hr

Quantity:	No.
Make/type:
Rated capacity:	m3/hr

Air Compressors – Main Starting Air
Quantity:	No.
Make:
Model:
Rated capacity:	m3/hr
Working press:	bar
Prime mover (electric/diesel):
Continuous power:	kW
Air Compressors – Emergency Generator Starting Air
Quantity:	No.
Make:
Model:
Rated capacity:	m3/hr
Working press:	bar
Prime mover (electric/diesel):
Continuous power:	kW
C.2 EMERGENCY GENERATOR

C.2.1 Engine

Quantity:	No.
Make
Type
Maximum output:	kW
At rotation speed:	rpm
Starting methods (Automatic, Manual, etc.):

C.2.2 AC – Generator

Quantity:	No.
Make/type:
Type
Maximum output:	rpm
At rotation speed:	kW
Output volts:	volts

D. DRILLSTRING EQUIPMENT

D.1 TUBULARS

D.1.1 Kellys

7-144

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

D.1.2 Kelly Saver Subs

D.1.3 Drill Pipe

Drill pipe OD:	in
Grade:
Total length:	m
Range:
Weight:	ppf
Internally plastic coated:	yes
Tool joint OD/ID:	in/in
Tool joint pin length (original):	in
Tapered shoulder tool joints(box/pins):	degree/degree
Connection type:
Type of hardfacing:
API classification:
Thread protectors:	Yes/No

Drill pipe OD:	in
Grade
Total Length	m
Range
Weight:	ppf
Internally plastic coated	Yes/No
Tool joint OD/ID:	in/in
Tool joint pin length (original):	in
Tapered shoulder tool joints (box/pins):	degree/degree
Connection type:
Type of hardfacing:
API classification:
Thread protectors:	Yes/No

Drill pipe OD:	in
Grade:
Total length:	m
Range:
Weight:	ppf
Internally plastic coated:	Yes/No
Tool joint OD/ID:	in/in
Tool joint pin length (original):	in
Tapered shoulder tool joints(box/pins):	degree/degree
Connection type:
Type of hardfacing:
API classification:
Thread protectors:	Yes/No

Drill pipe OD: (Landing String)	in
Grade:
Total length:	m
Range:
Weight:	ppf

7-145

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Internally plastic coated:	Yes/No
Tool joint OD/ID:	in/in
Tool joint pin length (original):	in
Tapered shoulder tool joints(box/pins):	degree/degree
Connection type:
Type of hardfacing:
API classification:
Thread protectors:	Yes/No

5 7/8 ” / 6 5/8” Pup Joints:
Tool joint OD/ID:	in/in
Grade:
Length:	m
Quantity:	No.
Length:	m
Quantity:	No.
Length:	m
Quantity:	No.
Length:	m
Quantity:	No.
Weight:	lbs/ft
Connection type:
Internally plastic coated:	Yes/No
Thread protectors:	Yes/No

D.1.5 Drill Pipe Casing Protectors

D.1.6 Heavy Weight Drill Pipe
(e.g. Hevi-Wate)

Quantity:	No.
Nominal size OD:	in
Weight:	lbs/ft
Range:
Tool joint OD:	in
Tool joint ID:	in
Type of hardfacing:
Internally plastic coated:	Yes/No
Connection type:
Thread protectors:	Yes/No

Quantity:	No.
Nominal size OD:	in
Weight:	lbs/ft
Range:
Tool joint OD:	in
Tool joint ID:	in
Type of hardfacing:
Internally plastic coated:	Yes/No
Connection type:
Thread protectors:	Yes/No

7-146

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

D.1.7 Drill Collars

Quantity:	No.
OD body:	in
ID body:	in
Nominal length of each joint:	ft
Drill collar body (slick/spiral):
Recess for “zip” elevator:	Yes/No
Recess for slips:	Yes/No

Stress relief pin groove:	Yes/No
Boreback on box:	Yes/No
Connection type:

Quantity:	No.
OD body:	in
ID body:	in
Nominal length of each joint:	ft
Drill collar body (slick/spiral):
Recess for “zip” elevator:	Yes/No
Recess for slips:	Yes/No
Stress relief pin groove:	Yes/No
Boreback on box:	Yes/No
Connection type:

Quantity:	No.
OD body:	in
ID body:	in
Nominal length of each joint:	ft
Drill collar body (slick/spiral):
Recess for “zip” elevator:	Yes/No
Recess for slips:	Yes/No
Stress relief pin groove:	Yes/No
Boreback on box:	Yes/No
Connection type:

D1.8 Short Drill Collars

Quantity:	No.
OD body:	in
ID body:	in
Nominal length of each joint:	ft
Stress relief pin groove:	Yes/No
Boreback on box:	Yes/No
Connection type:
Drill collar body type:	(slick or spiral)

Quantity:	No.
OD body:	in
ID body:	in
Nominal length of each joint:	ft

7-147

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Stress relief pin groove:	Yes/No
Boreback on box:	Yes/No
Connection type:
Drill collar body type:	(slick or spiral)

D1.8 Short Drill Collars(cont)

Quantity:	No.
OD body:	in
ID body:	in
Nominal length of each joint:	ft
Stress relief pin groove:	Yes/No
Boreback on box:	Yes/No
Connection type:

Drill collar body type:	(slick or spiral)

Quantity:	No.
OD body:	in
ID body:	in
Nominal length of each joint:	ft
Stress relief pin groove:	Yes/No
Boreback on box:	Yes/No
Connection type:
Drill collar body	(slick/spiral):

Quantity:	No.
OD body:	in
ID body:	in
Nominal length of each joint:	ft
Stress relief pin groove:	Yes/No
Boreback on box:	Yes/No
Connection type:
Drill collar body type:	(slick or spiral)

Quantity:
OD body:	in
ID body:	in
Nominal Length of each joint	ft
Stress Relief pin groove:	Yes/No
Boreback on box:
Connection type:
Drill collar body type:	(slick or spiral)

D.1.11 Stabilizers

D.1.12 Roller Reamers

D.1.13 Shock Absorbers (Damping Sub)

D.1.14 Drilling Jars

7-148

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

D.1.15 Inside BOP Valve

Quantity:	No.
Make:
OD:	in
Min. drill pipe ID required:	in
Connection type:
Working pressure rating:	psi

Quantity:	No.
Make:
OD:	in
Min. drill pipe ID required:	in
Connection type:
Working pressure rating:	psi

Quantity:	No.
Make:
OD:	in
Min. drill pipe ID required:	in
Connection type:
Working pressure rating:	psi

Make:
OD:	in
Min. drill pipe ID required:	in
Connection type:
Working pressure rating:	psi

D.1.17 Circulation Head

D.1.18 IBOP Valves
Upper:
Quantity:	No.
Make/type:
Working pressure:	psi
Max. OD body:	in
Min. ID body:	in
Connection type:
Lower:
Quantity:	No.
Make/type:
Working pressure:	psi
Max. OD body:	in
Min. ID body:	in
Connection type:

D.1.19 Circulation Subs

D.1.20 Cup Type Testers

7-149

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

D.1.21 Plug Type Testers

Quantity:	No.
Make:
Size test plugs:	in
Connection:

Quantity:	No.
Make:
Size test plugs:	in
Connection:

D.1.22 Drop-In Valves

Quantity:	No.
For nom. OD drillpipe:	in
Make/type:
Max. OD of dart.:	in

Quantity:	No.
For nom. OD drillpipe:	in
Make/type:
Max. OD of dart.:	in

D.1.23 Bit Subs (Box-Box)

Quantity:	No.
OD size:	in
ID size:	in
Top connection:
Bottom connection:
Bored for float valve:	Yes/No
Float size:	in

Quantity:	No.
OD size:	in
ID size:	in
Top connection:
Bottom connection:
Bored for float valve:
Float size:

Quantity:	No.
OD size:	in
ID size:	in
Top connection:
Bottom connection:
Bored for float valve:	Yes/No
Float size:	in

7-150

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Quantity:	No.
OD size:	in
ID size:	in
Top connection:
Bottom connection:
Bored for float valve:	Yes/No
Float size:	in

Quantity:	No.
OD size (max/min):	in/in
ID size:	in
Top connection size:
Type (pin/box):
Bottom connection size:
Type (pin/box):

Quantity:	No.
OD size (max/min):	in/in
ID size:	in
Top connection size:
Type (pin/box):
Bottom connection size:
Type (pin/box):

D.1.24 Crossover Subs

Quantity:	No.
OD size (max/min):	in/in
ID size:	in
Top connection size:
Type (pin/box):
Bottom connection size:
Type (pin/box):

Quantity:	No.
OD size (max/min):	in/in
ID size:	in
Top connection size:
Type (pin/box):
Bottom connection size:
Type (pin/box):

Quantity:	No.
OD size (max/min):	in/in
ID size:	in
Top connection size:
Type (pin/box):
Bottom connection size:

7-151

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Type (Pin/Box):

D.1.24 Crossover Subs (cont)

Quantity:	No.
OD size (max/min):	in/in
ID size:	in
Top connection size:
Type (pin/box):
Bottom connection size:
Type (pin/box):

Quantity:	No.
OD size (max/min):	in/in
ID size:	in
Top connection size:
Type (pin/box):
Bottom connection size:
Type (pin/box):

Quantity:	No.
OD size (max/min):	in/in
ID size:	in
Top connection size:
Type (pin/box):
Bottom connection size:
Type (pin/box):

Quantity:	No.
OD size (max/min):	in/in
ID size:	in
Top connection size:
Type (pin/box):
Bottom connection size:
Type (pin/box):

Quantity:	No.
OD size (max/min):	in/in
ID size:	in
Top connection size:
Type (pin/box):
Bottom connection size:
Type (pin/box):

D.1.26 Hole Openers

D.1.27 Under reamer

D.2 HANDLING TOOLS

D.2.1 Drill Pipe Elevators

7-152

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Make
Size:	in
Quantity:	No.
Model:
Rated capacity:	sT

Make:
Size:	in
Quantity:	No.
Model:
Rated capacity:	sT

Make:
Size:	in
Quantity:	No.
Model:
Rated capacity:	sT

D.2.2 Drill Collar Elevators
Make:
Model:
Size:	in
Quantity:	No.
Rated capacity:	sT

D.2.3 Tubing Elevators

D.2.4 Drill Pipe Hand Slips

Size:	in
Quantity:	No.
Make/type:

Size:	in
Quantity:	No.
Make/type:

Size:	in
Quantity:	No
Make/type:

D.2.5 Semi-Automatic DP Slips

Size range (largest/smallest):	in/in
Quantity:	No.
Make/type:

7-153

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

D.2.6 Drill Collar Slips

Size:	in
Quantity:	No.
Make/type:

Size:	in
Quantity:	No.
Make/type:

Size:	in
Quantity:	No.
Make/type:

D.2.7 Drill Collar Safety Clamps

Quantity:	No.
Range:	in-in

Quantity:	No.
Range:	in-in

Quantity:	No.
Range:	in-in

D.2.8 Tubing Slips

D.2.9 Tubing Spider

D.2.10 Drill Collar Lifting Subs

Quantity:	No.
For OD DC:	in
Connection Type:
Description:

Quantity:	No.
For OD DC:	in
Connection Type:
Description:

Quantity:	No.
For OD DC:	in
Connection Type:
Description:

7-154

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

D.2.11 DC Lifting Plugs

Quantity:	No.
For OD DC:	in
Connection Type:

Quantity:	No.
For OD DC:	in
Connection Type:

Quantity:	No.
For OD DC:	in
Connection type:

D.2.12 Bit Breakers

D.2.13 Elevator Links

Quantity of sets:	No.
Make/type:
Size:	in
Length:	in
Rated capacity:	sT

Quantity of sets:	No.
Make/type:
Size:	in
Length:	in
Rated capacity:	sT

Quantity of sets:	No.
Make/type:
Size:	in
Length:	in
Rated capacity:	sT

Quantity of sets:	No.
Make/type:
Size:	in
Length:	in
Rated capacity:	sT

Quantity of sets:	No.
Make/type:
Size:	in
Length:	in
Rated capacity:	sT

7-155

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

D.2.16 Mud Bucket
Make:
Size:	in

D.2.17 Hydraulic Make-Up/Breakout Machine
(e.g. Ez Torque)
Make/type:
Maximum line pull:	kN
Quantity:	No.

D.2.18 Rotary Rig Tongs
Quantity (sets):	No.
Make/type:
Size range (max OD/min OD):	in/in
Torque rating:	ft-lbs

D.2.19 Tubing Tongs (manual)

D.2.20 Tubing Tong Power

D.2.21 Iron Roughneck
Make/type:
Quant:	No.
Size range (max OD/min OD):	in/in
Max output torque:	ft-lbs

D.3 FISHING EQUIPMENT

D.3.1 Overshots

Quantity:	No.
Make/type:
Overshot OD:	in
To catch size:	in
Overshot guide OD:	in
Extension sub length:	in
Lipped guide (oversize, regular):	in
Grapples (spiral, basket, both):
Pack offs:	Yes/No
Top sub connection type:	in

Quantity:	No.
Make/type:
Overshot OD:	in
To catch size:	in
Overshot guide OD:	in
Extension sub length:	in
Lipped guide (oversize, regular):	in
Grapples (spiral, basket, both):
Pack offs:	Yes/No
Top sub connection type:

7-156

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

D.3.2 Hydraulic Fishing Jar
D.3.3 Jar Intensifier
D.3.4 Surface Jar

D.3.5 Fishing Bumper subs

Quantity:	No.
Make/type:
OD body:	in
Min. ID:	in
Stroke:	in
Connection type:

Quantity:	No.
Make/type:
OD body:	in
Min. ID:	in
Stroke:	in
Connection type:

D.3.6 Safety Joints

Quantity:	No.
Make/type:
OD body:	in
Min. ID:	in
Stroke:	in
Connection type:

D.3.7 Junk Baskets (Reverse Circulation)

Quantity:	No.
Make/type:
For hole size:	in
OD body:	in
Connection type:
Inside magnet available:	Yes/No
Mill shoes type AB	Yes/No

Quantity:	No.
Make/type:
For hole size:	in
OD body:	in
Connection type:
Inside magnet available:	Yes/No
Mill shoes type B A:	Yes/No

Quantity:	No.
Make/type:
For hole size:	in
OD body:	in

7-157

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Connection type:
Inside magnet available:	Yes/No
Mill shoes type AB:	Yes/No

D.3.8 Junk Subs

Quantity:	No.
Make/type:
For hole size:	in
OD body:	in
Connection type:

Quantity:	No.
Make/type:
For hole size:	in
OD body:	in
Connection type:

Quantity:	No.
Make/type:
For hole size:	in
OD body:	in
Connection type:

D.3.9 Flat Bottom Junk Mill

Quantity:	No.
Make/type:
OD flat mill:	in
Connection type:

Quantity:	No.
Make/type:
OD flat mill:	in
Connection type:

D.3.10 Magnet Fishing Tools
D.3.11 Taper Taps

D.3.12 Die Collars

Quantity:	No.
Make/type:
OD (Max/Min):	in/in
OD body:	in
Length:	ft
Connection type:

7-158

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

E. WELL CONTROL / SUBSEA EQUIPMENT

E.1 LOWER RISER DIVERTER ASSEMBLY
(used when drilling for the surface casing)

E.1.1 Hydraulic Connector

Size:	in
Make:
Surface controlled hydraulic operated dump valves:	No.
Size:	in

E.1.2 Flex Joint/Riser Adapter

Flex joint:
Make/type:
Size:	in
Max. deflection:	degrees

Riser adapter:
Make/type:
Size:	in

E.2 PRIMARY BOP STACK
(from bottom to top)

Stack complete with
-guide frame:	Yes/No
-pick up attachment	Yes/No
-transport base:	Yes/No
Size (bore):	in
Working pressure:	psi
H2S service:	Yes/No

E.2.1 Alternate Hydraulic Connector

Alternate connector available:	Yes/No
Connector make/model:
Adapter available:	Yes/No

E.2.2 Hydraulic Wellhead Connector

Size:	in
Make/type:
Working pressure:	psi

Hot tap for underwater intervention:	Yes/No
Spare Connector same type:	Yes/No

7-159

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

E.2.3 Ram Type Preventers

Preventers:
Quantity:	No.
Bore size:	in
Working pressure:	psi
Make:
Model:
Type (single/double/Triple):
Ram locks:	Yes/No
Preventers connection type - top:
Preventers connection type - bottom:
Side outlets:	Yes/No
Size:	in
Connection type:

Preventers:
Quantity:	No.
Bore size:	in
Working pressure:	psi
Make:
Model:
Type (single/double/Triple):
Ram locks:	Yes/No
Preventers connection type - top:
Preventers connection type - bottom:
Side outlets:	Yes/No
Size:	in
Connection type:

Blind/shear rams
Quantity:	No.
Quantity:	No.

Pipe rams:
Quantity:	No.
Size:	in
Quantity:	No.
Size:	in
Quantity:	No.

Variable rams
Quantity:	No.
Size range (min/max):	in/in
Quantity:	No.
Size range (min/max):	in/in

E.2.4 Stack Configuration
(Blind/Shear/Pipe/Variable)

Top rams:	Ram #1
Top rams:	Ram #2

7-160

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Top rams:	Ram #3
Spacing between middle lower and lower rams:		in
Lower rams:	Ram#4
Lower rams:	Ram#5
Lower rams:	Ram#6
SSTV RAMS	RAM# 7
Position of side outlets - kill:
Upper:
Lower:
Position of side outlets-choke:
Upper:
Upper Middle
Lower Middle
Lower:

E.2.5 Annular Type Preventer On Stack

Size:		in
Working pressure:		psi
Make/type:

E.2.6 Mandrel

Make/type:
Size:		in

E.2.7 Fail-Safe Hydraulic Valves
(Kill and Choke)

Quantity on each side outlet:		No.
Size (ID):		in
Make/type:

Working pressure:		psi
Solid block:		Yes/No

E.2.8 Subsea Accumulators
(see also E.7.1.-surface Accumulator Unit)

Quantity:		No.
Useful capacity per accumulator(w/o precharge):		U.S.gal
Bottle working pressure:		psi

E.2.9 Hydraulic Control Pod/Receptacles

Quantity:		No.
Redundancy:		%
Color coded:		Yes/No
Remote regulation of operating pressure for functions requiring lower operating pressure:		Yes/No

7-161

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Spare control pod:	Yes/No

E.3 PRIMARY LOWER MARINE RISER PACKAGE
(From Bottom to Top)

E.3.1 Hydraulic Connector

Make/type:
Size:	in
Working pressure:	psi
Hot tap for underwater intervention:	Yes/No
Spare connector same type:	Yes/No

E.3.2 Annular Type Preventer (LMRP)

Size:	in
Working pressure:	psi
Make/type:

E.3.3 Flex Joint

Make/type:
Size:	in
Max deflection:	degrees

E.3.4 Riser Adapter

Make/type:
Size:	in

E.3.5 Connection Lines to Riser

Type (rigid loops, co-flex, etc.):

E.4 SECONDARY BOP STACK
(from bottom to top)

E.4.1 Alternate Hydraulic Connector

E.4.2 Hydraulic Wellhead Connector

E.4.3 Ram Type Preventers

7-162

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

E.4.4 Stack Configuration
(Blind/Shear/Pipe/Variable)

E.4.5 Annular Type Preventer On Stack

E.4.6 Mandrel

E.4.7 Fail-Safe Hydraulic Valves
(Kill and Choke)

E.4.8 Subsea Accumulators
(see E.7.1 - Surface Accumulator Unit)

E.4.9 Hydraulic Control Pod/Receptacles

E.5 SECONDARY LOWER MARINE RISER
PACKAGE (From Bottom to Top)

E.5.1 Hydraulic Connector

E.5.2 Annular Type Preventer (LMRP)

E.6 PRIMARY MARINE RISER SYSTEM

E.6.1 Marine Riser Joints

Make/model:
OD:	in
ID:	in
Wall thickness:	in
Average length of each joint:	ft
Weight of one complete joint (in air):	lbs
Quantity:	No.
Pipe material:	grade

7-163

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Minimum yield strength:	mT
Type riser connectors:
Bolts	No.

Make/model:
OD:	in
ID:	in
Wall thickness:	in
Average length of each joint:	ft
Weight of one complete joint (in air):	lbs

Quantity:	No.
Pipe material:	grade
Minimum yield strength:	lb
Type riser connectors:
Bolts:	No.

Make/model:
OD:	in
ID:	in
Wall thickness:	in
Average length of each joint:	ft
Weight of one complete joint (in air):	lbs
Quantity:	No.
Pipe material:	grade
Minimum yield strength:	lb
Type riser connectors:
Bolts:	No.
Make/model:
OD:	in
ID:	in
Wall thickness:	in
Average length of each joint:	ft
Weight of one complete joint (in air):	lbs
Quantity:	No.
Pipe material:	grade
Minimum yield strength:	lb
Type riser connectors:
Bolts:	No.

E.6.1 Marine Riser Joints (cont)

Make/model:
OD:	in
ID:	in
Wall thickness:	in
Average length of each joint:	ft
Weight of one complete joint (in air):	lbs
Quantity:	No.
Pipe material:	grade
Minimum yield strength:	lb
Type riser connectors:

7-164

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Bolts:	No.

Make/model:
OD:	in
ID:	in
Wall thickness:	in
Average length of each joint:	ft
Weight of one complete joint (in air):	lbs
Quantity:	No.
Pipe material:	grade
Minimum yield strength:	lb
Type riser connectors:
Bolts:	No.

Riser Pups Length:	ft
length	No.

E.6.2 Telescopic Joint

Make/type:
Size (ID):	in
Stroke:	ft
Double seals:	Yes/No
Spare telescoping joint:	Yes/No
Location:
Rotating support ring for riser tensioners:	type
Connection points:	No.

E.6.3 Kill/Choke Lines

Quantity:	No.
Outside diameter:	in
Inside diameter:	in
Working pressure:	psi

E.6.4 Booster Lines (if Fitted)

Quantity:	No.
Outside diameter:	in
Inside diameter:	in
Working pressure:	psi

E.6.5 Hydraulic Supply Lines

Quantity:	No.
Outside diameter:	in
Inside diameter:	in
Working pressure:	psi

7-165

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

E.6.6 Upper Ball (Flex) Joint

Make/type:
Size:	in
Maximum deflection:	deg.
Spare upper ball (flex) joint:	Yes/No

E.6.7 Buoyancy Modules (if Fitted)

Make:
Quantity of buoyed riser joints:	No.
Riser tub OD:	in
OD of buoyed riser joints:	in
Length of each module:	ft
Volume of each module:	ft3
Buoyancy in seawater:	sT/ft3
Rated water depth:	ft

E.6.8 Marine Riser Spider

Make/type:

E.6.9 Marine Riser Gimbal

Make/type:

E.6.10 Riser Handling Tools

Quantity:	No.
Type:

E.6.11 Riser Test Tools

Quantity:	No.
Type:

E.6.12 Instrumented Riser Joint

E.6.13 Riser Flood/Fill System

E.7 SECONDARY MARINE RISER SYSTEM

7-166

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

E.7.1 Marine Riser Joints

E.7.2 Telescopic Joint

E.7.3 Kill/Choke Lines

E.7.4 Booster Lines (if Fitted)

E.7.5 Hydraulic Supply Lines

E.7.6 Upper Ball (Flex) Joint

E.7.7 Buoyancy Modules (if Fitted)

E.7.8 Marine Riser Spider

E.7.10 Riser Handling Tools

E.7.11 Riser Test Tools

E.7.12 Instrumented Riser Joint

E.7.13 Riser Flood/Fill System

E.8 DIVERTER BOP
(For installation in fixed bell nipple)

Make/type:
Max. bore size:	in
Working pressure:	psi
Number of Diverter outlets:	No.
Outlet OD:	in
Insert packer size ID:	in

E.8.1 Diverter Flowlines

7-167

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Quantity:	No.
OD of Flowlines:	in
Running from Diverter to:
Valve types:
Size:	in
Working pressure:	psi
Control valve type (air/hydraulic/etc.):
Remote: controlled from:	location
location
location
E.8.2 Diverter Control Panels

Driller’s panel
Make:
Model:
Location:
Locking/unlocking control:	Yes/No

Remote panel
Make:
Model:
Location:
Locking/unlocking control:	Yes/No

E.9 SUBSEA SUPPORT SYSTEM

E.9.1 Riser Tensioners

Quantity:	No.
Make/type:
Capacity each Tensioner:	sT
Maximum stroke:	ft
Wireline size:	in
Line travel:	ft
Independent air compressors:	Yes/No
Independent air drying unit:	Yes/No

E.9.2 Guideline System

E.9.3 Remote Guideline Replacement Tool

E.9.4 Remote Guideline Cutting Tool

E.9.5 Pod Line Tensioners

E.9.6 Tensioner/Compensator
Air Pressure Vessels

Quantity:	No.
Total capacity:	ft3

7-168

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Rated working pressure:	psi
Pressure relief valve installed:	Yes/No

E.10 BOP CONTROL SYSTEM

E.10.1 Surface Accumulator Unit
(see also E.2.8 & E.4.8 - Subsea
Accumulators)

Make:
Model/type:
Location:
Soluble oil reservoir capacity:	U.S.gal
Oil/water mix capacity:	U.S.gal/min
Glycol reservoir capacity:	U.S. gal
No. of bottles installed:	No.
Useful capacity per accumulator (w/o pre-charge):	U.S.gal
Bottle working pressure:	psi
Control manifold model:
Regulator type:
Total useful accumulator volume (surface and stack) equals all Preventer opening and closing volumes:	Yes/No

E.10.2 Accumulator Hydraulic Pumps

Electric driven
Quantity:	No.
Make:
Model:
Each driven by motor of power:	hp

E.10.3 Driller’s Control Panel

Graphic control panel at Driller’s position showing Subsea functions with controls for the following functions of the BOP stack

Marine riser connector:	Yes/No
All annular type Bop’s:	Yes/No
All ram type Bop’s:	Yes/No
Lock for ram type Bop’s :	Yes/No
Wellhead and LMRP connector:	Yes/No
Inner and outer kill and choke line valves:	Yes/No
Low acc. pressure warning:	Yes/No
Low reservoir level warning:	Yes/No
Low rig air pressure warning:	Yes/No
Pressure regulator for annular:	Yes/No
Flowmeter:	Yes/No

7-169

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Quantity of pressure gauges:	No.

E.10.3 Driller’s Control Panel(cont)

Emergency push button for automatic riser disconnection:
Other control functions:	Yes/No
Control panel make:
Control panel model:

E.10.4 Remote Control Panels

Ability to operate main closing unit valves directly:	Yes/No
Quantity:	No.
Make/model:
Locations:
Operating system routing(Direct/via Primary ControlPanel)

E.11 SUBSEA CONTROL SYSTEM

E.11.1 Hose Reels

Quantity:	No.
Location:
Make/type:
Maximum storage length each:	ft
Drive motor type:

E.11.2 Pod Hose

E.11.3 Pod Hose Manifold

E.11.4 Surface Test Pod	Yes/No

E.12 ACOUSTIC EMERGENCY BOP CONTROL SYSTEM

Make/model:
Type (fixed/portable):
Number of functions:	No.
Type of functions:
LMRP connector release:	Yes/No
Shear ram close:	Yes/No
Other:

E.13 SUBSEA AUXILIARY EQUIPMENT

E.13.1 Hole Position Indicator

Make/type
Quantity of monitors:	No.
Monitor location:

7-170

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Monitor location:
Recorder:	Yes/No

E.13.2 Riser Angle Indicator

Make/type
Quantity of monitors:	No.
Monitor location:
Recorder:	Yes/No

E.13.3 Slope Indicators

Make:
Quantity:	No.
Provision for installation on
BOP:	Yes/No
Pin connector:	Yes/No
Other:

E.13.4 Underwater TV System

E.13.5 ROV System

E.14 CHOKE MANIFOLD

E.14.1 Choke Manifold
(for instrumentation, see H.3)

Make:
Minimum ID:	in
Maximum WP:	psi
H2S service:	Yes/No

Quantity of fixed chokes:	No.
Make:
Model:
Size (ID):	in

Quantity of adjustable chokes:	No.
Make:
Model:
Size (ID):	in

E.14.1 Choke Manifold(cont)

Quantity of power chokes:	No.
Make:
Model:
Size (ID):	in
Power choke remote control panel:	Yes/No
Make:

7-171

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Location
Glycol injection:	Yes/No

E.14.2 Flexible Choke & Kill Lines
(Connecting riser to drilling unit)

Quantity:	No.
Make/type:
ID:	in
Working pressure:	psi

E.15 BOP TESTING EQUIPMENT

E.15.1 Hydraulic BOP Test Pump

Make:
Model/type:
Pressure rating:	psi
Chart recorder:	Yes/No

E.15.2 BOP Test Stump

Quantity:	No.
Test pressure:	psi
Type:
Size:	in
Connected to deck (welded/bolted):

E.16 WELLHEAD RUNNING / RETRIEVING/
TESTING TOOLS (RT/RRT/TT)

Wellhead make:
Wellhead type:
Wellhead size:	in
Pressure rating:	psi

E.16.1 RT’s for Casing Installation

Mechanical RT- casing housing sizes:	in
Hydraulic RT - casing housing sizes:	in
Pack Off RT - casing housing sizes:	in
Hanger RT - casing hanger sizes:	in
Hanger RT - casing type:
Seal Assembly RT - casing sizes:	in

E.16.2 RRT’s for Casing Installation

7-172

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Seal Assembly RRT - casing sizes:	in
Wear Bushing RRT - casing sizes:	in
Seat Protector RRT - casing sizes:	in

E.16.3 Miscellaneous Tools

E.16.4 Booster Lines (if Fitted)

E.16.5 Mini Hose Bundle For Use With Hydraulic Running Tools	Yes/No

E.16.6 Emergency BOP Recovery System

Emergency BOP recovery system:	Yes/No
Make/type:

F. MUD SYSTEM/BULK SYSTEM

F.1 HIGH PRESSURE MUD SYSTEM

System working pressure:	psi
System test pressure:	psi
Built to which design pressure:

F.1.1 Mud Pumps
Quantity:	No.
Make:
Model:
Type: (Triplex/Duplex):
Liner sizes available:	in
Mud pump drive motors:	No.
Motor type:
Continuous power rating per motor:	hp
Fluid end:	type
Maximum working pressure:	psi
Test pressure:	psi
Pump stroke counter:	type
Supercharging pump:	type
Driven by motor of power:	hp
Discharge/Suction line ID:	in/in
M.P. Pulsation Dampener:	type
Reset Relief Valve:	type
Working flowrate per pump at 90% mechanical
effecientcy and 100% volumetric efficiency:	max spm:
in
Pump speed (100% of max.):	spm
Pump pressure:	psi
Working flowrate @ 100% volumetric
output:	U.S. gal/min

7-173

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

F.1.2 Transfer Pumps/Mixing Pumps

Transfer pumps
Quantity:	No.
Make:
Model:
Type:
Drive motor type:
Power output:	hp

Mixing pumps
Quantity:	No.
Make:
Model:
Type:
Drive motor type:
Power output:	hp

F.1.3 Booster Pump
Quantity:	No.
Make/type:
Pumping capacity (each):	U.S.gals/min
Drive motor type:
Power output:	hp

F.1.4 Standpipe Manifold

Quantity of standpipes:	No.
Standpipes ID:	in
H-Type Standpipe manifold:	Yes/No
Kill line outlet:	Yes/No
Fill-up/bleed-off line outlet:	Yes/No
Outlets (total):	No.
ID:	in
Type connections:
Dimensions OD x ID:	in x in
Design standard:

F. 1.5 Rotary Hoses

Quantity:	No.
Make/type:
ID x length:	in x ft	5” x 114
Snubbing lines:	Yes/No	Yes

F.1.6 Cementing Hose
Quantity:	No.	2

7-174

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Type (coflexip, etc):		TechFlow
Length:	ft	75ft
ID:	in	3”
Working pressure:	psi	15,000 psi

F.1.7 Chiksan Steel Hoses

Integral on-screwed:	Yes/No
Make/type
ID:	in
Section length:	ft
Quantity:	No.
Section length:	ft
Quantity:	No.
ID:	in
Section length:	ft
Quantity:	No.
Section length:	ft
Quantity:	No.
Sweep swivels, make/type:
Nom. size ID:	in
Quantity:
Nom. size ID:	in
Quantity:
Suitable for H2S service:	Yes/No

F.2 LOW PRESSURE MUD SYSTEM

F.2.1 Mud Tanks

Active Pits
Quantity:	No.
Total capacity:	m3
Height:	m
Capacity, tank No. 1 Oil Based Mud:	m3
Type (active/reserve):
Capacity, tank No. 2 Oil Based Mud:	m3
Type (active/reserve):
Capacity, tank No. 3 Oil Based Mud:	m3
Type (active/reserve):
Capacity, tank No. 4 Oil Based Mud:	m3
Type (active/reserve):
Capacity, tank No. 5 Oil Based Mud:	m3
Type (active/reserve):
Capacity, tank No. 6 Oil Based Mud:	m3
Type (active/reserve):
Capacity, tank No. 1 Water Based Mud:	m3
Type (active/reserve):
Capacity, tank No. 2 Water Based Mud:	m3
Type (active/reserve):

7-175

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Capacity, tank No. 3 Water Based Mud:	m3	m3= 660.4 m3
Type (active/reserve):

Capacity, tank No. 4 Water Based Mud:	m3	bbl= 660.4 bbl
Type (active/reserve):	Act

Capacity, tank No. 1 Brine:	m3	bbl= 660.4 bbl
Type (active/reserve):

Capacity, tank No. 2 Brine:	m3	bbl= 660.4 bbl
Type (active/reserve):
F.2.1 Mud Tanks(cont)

Reserve Pits
Quantity:	No.	No.
Total capacity:	m3	bbl
Height:	m	ft

Capacity, tank No. 1 Oil Based Mud:	m3	bbl
Type (active/reserve):

Capacity, tank No. 2 Oil Based Mud:	m3	bbl
Type (active/reserve):

Capacity, tank No. 3 Oil Based Mud:	m3	bbl
Type (active/reserve):

Capacity, tank No. 4 Oil Based Mud:	m3	bbl
Type (active/reserve):

Capacity, tank No. 5 Oil Based Mud:	m3	bbl
Type (active/reserve):

Capacity, tank No. 1 Water Based Mud:	m3	bbl
Type (active/reserve):

Capacity, tank No. 2 Water Based Mud:	m3	bbl
Type (active/reserve):

Capacity, tank No. 3 Water Based Mud:	m3	bbl
Type (active/reserve):

Capacity, tank No. 4 Water Based Mud:	m3	bbl
Type (active/reserve):

Capacity degasser tank:	m3
Capacity Desilter Tank
Capacity Desander Tank	m3
Capacity Return Tank	m3
Mud agitator in each tank	Yes/No
Mud guns in Active and Reserve tank:	Yes/No

7-176

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

F.2.2 Settling Tank
Quantity:	No.
Total capacity:	m3

F.2.3 Pill/Slug Tank
Quantity:	No.
Capacity: #1	m3
Capacity # 2	m3
Mud agitator:	Yes/No
Mud guns:	Yes/No

F.2.4 Trip Tank
Quantity:	No.
Capacity: #1	m3
Capacity # 2	m3
Level indicator:	Yes/No
Electric pump make:
Number
Model/type:
Motor output:	hp
Facility for casing fill-up:	Yes/No
Alarm and strip chart recorder
(see H.1.11):	Yes/No

F.2.5 Stripping Tank

Capacity:	m3
Equalizing facility with trip tank:	Yes/No
Transfer pump:	Yes/No

F.2.6 Chemical Mixing Tank

F.2.7 Shale Shakers

Primary:
Quantity:	No.
Make/model:
Type:
Driven by No. of electric motors:	No.
Design flowrate (total):	bbl/min

Cascading
Quantity:	No.
Make/model:
Type:

7-177

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Driven by No. of electric motors:	No.
Design flowrate (total):	bbl/min

F.2.8 Desander

F.2.9 Desilter
Quantity:	No.
Make/model:
Type:
Number of cones x size:	No. x in
Centrifugal pump type:
Centrifugal pump size:	in x in
Driven by electric motor of:	hp
Is pump dedicated to Desander:	Yes/No
Max. flowrate:	bbl/min

F.2.10 Mud Cleaner

Quantity:	No.
Make/model:
Type:
Number of cones x size:	No. x in
Centrifugal pump type:
Centrifugal pump size:	in x in
Driven by electric motor of:	hp
Is pump dedicated to Desander:	Yes/No
Max. flowrate:	gpm

F.2.11 Mud/Gas Separator (Poor Boy)

Make/type:
Gas discharge line ID:	in
Gas discharge location, primary:
Can discharge be tied into burner system:	Yes/No
Mud seal height:	ft
Calculated gas throughput:	mmscf

F.2.12 Degasser
Quantity:
Make/type:
Centrifugal pump type:
Centrifugal pump size:	in x in
Driven by electric motor of power:	hp
Discharge line running to:
Vacuum pump make:
Type:

Quantity:	No.

7-178

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Make/model:
Driven by electric motor of:	kW
Located in tanks (see F.2.1 for tank numbers):

Quantity:	No.
Make/model:
Driven by electric motor of:	kW
Located in tanks (see F.2.1 for tank numbers):

Quantity:
Make/model:
Driven by electric motor of:
Located in tanks (see F.2.1 for tank numbers): Quantity: No.

F.2.14 Mud Centrifuge
Quantity:	No.	No.
Make/model:	No.
Motor Type:		hpFeed pump make/model:
Feep Pump
Quantity:	No.
Make/Model:
Motor Type:

F.2.15 Mud Hopper
Quantity:	No.	No.
Make/model:Quantity:	No.
Feed pump make/model:Make/model:
Driven by motor of power:	Hp	hpFeed pump make/model:

F.2.16 Mud Laboratory and Facilities

Separate room:	Yes/No
Equipped with Separate room:	Yes/No
Mud balance:	Yes/No	Equipped with
Marsh funnel:	Yes/No	Mud balance: Yes/No
Filtration kit:	Yes/No	Marsh funnel: Yes/No
Sand content kit:	Yes/No	Filtration kit: Yes/No
Stopwatch:	Yes/No	Sand content kit: Yes/No
Stopwatch:	Yes/No

F.3 BULK SYSTEM

F.3.1 Barite/Bentonite Silos

Quantity:	No.	No.
Capacity of each silo max/ operating:	m3	ltQuantity: No.
Locations:Capacity of each silo:	lt
Type weight loadcell:
Manufacturer:Type weight loadcell:

7-179

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Pressure rating:	psi	psi Manufacturer:
Relief valve(s) installed	Yes/No:	Pressure rating psi
Rock-catcher(s) installed
Dust-collectors installed

F.3.2 Cement Silos

Quantity:	No.	No.
Capacity of each max/ operating:	m3	ltQuantity: No.
Locations:Capacity of each silo:	lt
Type weight loadcell:
Manufacturer:Type weight loadcell:
Pressure rating:	psi	psi Manufacturer:
Relief valve(s) installed:	Yes/No	Pressure rating: psi
Rock-catcher(s) installedRelief valve(s) installed:	Yes/No
Dust-collectors installedRock-catcher(s) installed
Separate mud/cement loading facilitates:	Yes/No	Dust-collectors installed
Discharge line for cement independent from barite/bentonite discharge line:	Yes/No	Separate mud/cement loading facilitates: Yes/No

F.3.3 Cement Day Tanks
Quantity:	No.	No.
Capacity of each silo:	m3	ltQuantity: No.
Locations:	lt
Type weight loadcell:
Manufacturer:
Pressure rating:	psi	psi Manufacturer:
Relief valve(s) installed:	Yes/No	Pressure rating: psi
Relief valve(s) installed:	Yes/No

F.3.4 Surge Tank for Barite/Bentonite
Quantity:	No.	No.
Capacity of each silo:	m3	ltQuantity: No.
Locations:Capacity of each silo:	lt
Type weight loadcell:Locations:
Manufacturer:Type weight loadcell:
Pressure rating:	psi	psi Manufacturer:
Relief valve(s) installed:	Yes/No	Pressure rating: psi

F.3.5 Surge Tank for Cement
Quantity:	No.
Capacity of each tank:	ltQuantity:	No.
Type weight loadcell:Capacity of each tank:	lt
Manufacturer:Type weight loadcell:
Pressure rating:	psi	Manufacturer:
Relief valve(s) installed:	Yes/No	Pressure rating: psi

7-180

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

F.3.6 Bulk Transfer System
(see also C.1.8 - Compressed Air Systems)
Independent air system for the silos & surge
tanks consisting of a high-volume low-\
pressure compressor & air dryer:	Yes/No

Air reduced from main air supply through pressure regulators:	Yes/No

Separate volume tank & drier:	Yes/No

G. CASING/CEMENTING EQUIPMENT
G.1 CASING EQUIPMENT

G.1.2 Clamp-On Type Casing Thread Protectors

G.1.3 Side Door Casing Elevator

G.1.4 Single Joint Casing Elevators

Quantity:	No.
For OD casing:	in
Make/type

G.1.5 Slip Type Elevator/Spiders

Quantity:	No.
Make/type:
Capacity:	st
W/slips for OD casing sizes:	in
G.1.6 Casing Slips

G.1.7 Casing Bowls
Quantity:	No.
Make/type:
For OD casing (max/min):	in/in

G.1.8 Casing Tongs
G.1.9 Power Casing Tongs

Quantity:	No.
Make/type:
W/jaws for OD casing (max/min):	in/in
Max output torque:	ft lbs
Torque indicator:	Yes/No
Back-up arm:	Yes/No

G.1.10 Power Unit for Casing & Tubing Tongs

Quantity:	No.
Driven by electric motor:	Yes/No

7-181

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

G.1.11 Casing Circulating Head (Swedge)

For OD casing:	in
Connection type:

G.1.12 Casing Spears (Internal)

Quantity:	No.
Make/type:
For OD casing:	in
For casing weight:	lbs/ft
Pack-off:	Yes/No

G.1.13 Casing Cutters (Internal)

Quantity:	No.
Make/type:
For OD casing (max/min):	in/in

G.1.14 Crossover to Handle Casing with DP

Quantity:	No.
For OD casing:	in
Casing connection:
Drill pipe connection type:
Rated capacity:	st

G.1.15 Casing Scrapers

Quantity:	No.
Make:
For OD casing:	in
For casing weight:	lbs/ft
OD body:	in
Connection type:

G.2 CEMENTING EQUIPMENT

G.2.1 Cement Unit

Owner:
Free placement basis:	Yes/No
Make
Type
No. of triplex pumps:	No.
Maximum working pressure:	psi
Maximum flowrate (total):	bbl/min
Unit power by (electric/diesel):
Recirculating mixing system:	Yes/No
Capacity:	bbl
Motor power:	hp
Liquid additive system:	Yes/No

7-182

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Premix/batch tank:
Quantity:	No.
Pressure recorder:	Yes/No

G.2.2 Cementing Manifold
Quantity
Discharge manifold working pressure:	psi
Cement pump discharge lines min. ID:	in
Cement pump discharge lines working pressure:	psi

G.2.3 Cement Kelly

Quantity:	No.
Nominal size OD:	in
Total length:	ft
Working length:	ft
Connection type:
Cement head:	Yes/No

G.2.4 Cementing Tubing

Size:	in
Length (total):	ft
X-overs to drillpipe specified in
sect. D.1.3:	Yes/No

H. INSTRUMENTATION/COMMUNICATION

H.1 DRILLING INSTRUMENTATION AT DRILLER’S POSITION

H.1.1 Weight Indicator

Make/type:
Sensor type:
Calibrated for number of lines strung (6,8,10, 12, etc):	No.

H.1.2 Standpipe Pressure Gauges

Quantity:	No.
Make/type:
Pressure range:	psi - psi

Quantity:	No.
Make/type:
Pressure range:	psi - psi

Quantity:	No.
Make/type:
Pressure range:	psi - psi

H.1.3 Choke Manifold Pressure Gauge

7-183

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Quantity:	No.
Make/type:
Pressure range:	psi - psi

Quantity:	No.
Make/type:
Pressure range:	psi - psi

Quantity:	No.
Make/type:
Pressure range:	psi - psi

H.1.4 Rotary Speed Tachometer

Make/type:

H.1.5 Rotary Torque Indicator

Make/type:

H.1.6 Motion Compensator Instruments

Make/type:
Hook position indicator:	Yes/No
Lock/unlock indicator:	Yes/No

H.1.7 Pump Stroke Counters

Make/type:
One pump stroke indicator and one cumulative pump stroke counter for each pump:	Yes/No

H.1.8 Tong Torque Indicator

Make/type:

H.1.9 Pit Volume Totalizer

Make/model:
Floats in active mud tanks:	Yes/No
Floats in reserve mud tanks:	Yes/No
Loss/Gain indicator:	Yes/No
Alarm (audio and visual):	Yes/No

H.1.10 Mud Flow Indicator

Make/model:
High/low alarm (audio and visual):	Yes/No

H.1.11 Trip Tank Indicator

7-184

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Make/model:
Chart recorder:	Yes/No
Alarm:	Yes/No

H.1.12 General Alarm System	Yes/No

H.1.13 Automatic Driller
Make/type:

H.1.14 Remote Choke Control Unit
(see E.14.1)

Make/model:

H.2 DRILLING PARAMETER RECORDER

Quantity:	No.
Location - 1:
Location - 2:
Location 3:
Make/type:
Quantity of pens:	No.

H.3 INSTRUMENTATION AT CHOKE MANIFOLD

H.3.1 Standpipe Pressure Gauge

Make/type:
Pressure range (maximum):	psi

H.3.2 Choke Manifold Pressure Gauge

Make/type
Pressure range (maximum)	psi

H.3.1 and H.3.2 combined on one panel:	Yes/No
Visible from choke operation position:	Yes/No

H.4 STANDPIPE PRESSURE GAUGE

Make/type:
Pressure range:	psi
Visible from Driller’s position:	Yes/No

7-185

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

H.5 DEVIATION EQUIPMENT

H.5.1 Measuring Device

Quantity:	No.
Make/type:
Deviation range:	degree

H.5.2 Wireline Winch

Make/model:
Wire length (nominal):	ft
Depth counter:	Yes/No
Wire size:	in
Pull indicator:

H.6 CALIBRATED PRESSURE GAUGES

Make/type instrument gauges:
Size:	in
Connection:
Range:	psi
Quantity:	No.
Facilities to install gauges on:
Standpipe manifold:	Yes/No
Choke manifold:	Yes/No
Cement unit:	Yes/No

H.7 RIG COMMUNICATION SYSTEM

H.7.1 Telephone System

No. of stations:	No.
Make
Type

H.7.2 Public Address System

Can be combined with above:	Yes/No
Make
Type
Explosion proof:	Yes/No

H.7.3 Drill Floor - Derrickman’s Talkback

No. of stations:	No.

7-186

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Location:
Make
Type
Explosion proof:	Yes/No

H.7.4 Hand-Held VHF Radios

Quantity:	No.
Make
Type

H.7.5 Hand-Held UHF Radios

Quantity:	No.
Make
Type

H.8 ENVIRONMENTAL INSTRUMENTATION

H.8.1 Temperature Indicators

Air temperature:	Yes/No
Make/model:
Sea water temperature:	Yes/No

H.8.2 Barometric Pressure Indicator

Make
Type
Recorder:	Yes/No

Make/model:
Recorder:	Yes/No

H.8.3 Humidity Sensing Indicator

Make
Type
Recorder:	Yes/No

H.8.4 Wave Profile Recorder

H.9 DP, Vessel Control and Navigation Systems

H.9.1 K-Pos

Make
Type
Model

7-187

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

H.9.2 PRS – Position Reference Systems

H.9.2.1 DPS-132

Make
Type
Model
Differential Links:

H.9.2.2 DPS-232

Make
Type
Model
Differential Links:

H.9.2.3 HPR – Hydroacustic Positioning System

Make
Type
Model
Transducer

H.9.3 MRU - Motion Reference Unit

Make
Model
Located at

H.9.4 Gyro Compass

Make
Model
Type
Located at:
Repeater

H.9.5 Wind Sensors

Make
Model
Type

H.9.6 DP Logger

Make
Model

H.9.7 K-Chief

7-188

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Make
Model

H.9.8 K-Thrust

Quantity
Make
Model
IP Class
Location

H.9.9 K-Bridge Autopilot
Make
Model
Type

H.9.10 Bridge Watch Alarm System

Quantity
Make
Model
Location

H.9.11 Gyro Monitor

Quantity
Make
Model
Type
Location

H.9.12 Horn Control

Quantity
Make
Model
Location

H.9.13 ECDIS

Quantity
Make
Model
Located

H.9.14 Watch Bridge Unit

Quantity
Make
Model
Location

7-189

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

H.9.15 CCTV

Make
Model
Type

H.9.16 Fire Detection System

Make
Model
Type
Location

H.9.17 Doppler Speed Log

Make
Model
Type
Location

H.9.18 Echo Sounder

Quantity
Make
Model
Located at:
Recorder:	Yes/No

H.9.19 Weather Facsimile

Quantity
Make
Model
Located at:
Recorder:	Yes/No

H.9.20 K-Bridge Radar

Quantity:	No.
Make
Model
Located at:
Bandwidth:	cm

H.9.20 K-Bridge Radar(cont)

Quantity:	No.
Make
Model
Located at:
Bandwidth:	cm

7-190

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Quantity:	No.
Make
Model
Located at:
Bandwidth:	cm

H.9.21 SVDR Remote Alarm Unit

Quantity
Make
Model
Type
Location
Recorder

H.9.22 Magnetic Compass

Make
Model
Type Approval
Location

H.9.23 GPS

Quantity
Make
Model
Type
Selector Switch
Location

H.9.24 Speed Log & Distance Indicator

Make
Quantity
Model
Location

H.9.25 Speed Log & Distance Repeater

Make
Quantity
Model
Location

H.9.26 Magnetic Compass Monitor Repeater

Make
Model
Location

7-191

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

H.10 Radio And Comms Equipment

Model
Location:

H.10.1 SSB Transceiver MF/HF Radio Telephone

Quantity:	No.
Make
Model
Facsimile capable:	Yes/No
Telex capable:	Yes/No

H.10.2 E.P.I.R.B.

Quantity:	No.
Type
Make
Model
Location

Quantity:	No.
Type
Make
Model
Location

H.10.3 VHF/DSC Radio Telephone

Quantity:	No.
Make
Model
Power:	watts
Channels:
Location

H.10.4 UHF Radio Telephone

Quantity
Make
Model
Located at:

H.10.5 Aero Radio Beacon Transmitter

Quantity:	No.
Make
Model
Power:	watts

7-192

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

H. 10.6 Areonautical VHF Transciever
Quantity:	No.
Make
Model

Quantity:	No.
Make/model:
Model

H.10.7 AIS

Quantity
Make
Model
Type
Location

H.10.8 Radio Telex

Quantity	No.
Make
Model
Location

H.10.9 Satellite Communication System

Make
Model
Type:
Facsimile link:	Yes/No
Telex link:	Yes/No
Telephone link:	Yes/No
Video Telephone
Other capabilities:

H.10.10 SART

Quantity
Make
Model
Battery Expiry Date
Location

H.10.11 Homing Beacon Control

Quantity
Make
Model
Location

7-193

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

H.10.12 Disstress Message Control Panel

Quantity
Make
Model
Location

H.10.13 Sound Reception Panel

Make
Model

H.10.14 Talk Back Main

Make
Model
Location

Talk Remote Unit
Make
Model

H.10.15 P/A & T/B REMOTE CONTROLLER

Make
Model
Type

P/A Main (1) (2)

Quantity
Make
Model
General Alarm
Location

H.10.16 Bridge Telephone

Make
Model
Type

H.10.17 Bridge Sound Powered Telephone

Make
Model

H.10.18 Navtex Receiver

7-194

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Make
Model
Type

H.10.19 DSC/NBDP Modem

Make
Model
Quantity
Location

H.10.20 Facsimile

Make
Model
Quantity
Location

H.10.21 Inmarsat-C

Make
Model
Quantity
Location

H.10.22 SSAS

Make
Type
Quantity

H.10.23 Long Range Identification and Tracking System (LRIT)

Make
Type

I. Production Test Equipment

I.1 BURNERS

Make/type:
Quantity:	No.
Capacity:	bbl/day
Weight:	st
Water requirement at 100 psi:	bbl/min

7-195

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

I.2 BURNER BOOMS

Make/type:
Quantity:	No.
Length:	ft
Horizontal:	Yes/No
Height above sea level (at drilling draft):	m
WalkWay and handrails:	Yes/No
Burner platform size:	ft x ft
Burner mounting rotatable:	Yes/No
Regulatory approvals:

I.3 LINES REQUIRED ON BURNER BOOMS

I.3.1 Oil Line

ID:	in
Working pressure:	psi
Connection type at burner end:	type
H2S:	Yes/No
Pressure gauge connection at barge end:	in

I.3.2 Gas Line

ID:	in
Working pressure:	psi
Extended beyond burner by:	ft
Connection type at burner end:	type
H2S:	Yes/No
Pressure gauge connection at barge end:	in

I.3.3 Water Line

ID:	in
Working Pressure:	psi
Connection type at burner end:	type
Pressure gauge connection at barge end:	in

I.3.4 Air Line

ID:	in
Working Pressure:	psi
Connection type at burner end:	type
Pressure gauge connection at barge end:	in

I.3.5 Pilot Gasoline

ID:	in
Working Pressure:	psi
Connection type at burner end:	type

7-196

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Pressure gauge connection at barge end:	in

I.4 SPRINKLER SYSTEM

I.5 FIXED LINES FOR WELL TESTING

I.5.1 Drillfloor to Well Test Area

Type (screwed/welded, both):
Quantity:	No.
Size ID:	in
Working pressure:	psi
Connection type on drill floor:
Connection type at separator:
Number of valves/lines:	No.
Size of valves:	in
H2S:	Yes/No

I.5.2 Well Test Area to Each Burner Boom

Type (screwed/welded, both):
Quantity:	No.
Size ID:	in
Working pressure:	psi
Connection type on separator:	type
Connection type at boom:	type
Number of valves/lines:	No.
Size of valves:	in
H2S:	Yes/No
Valves installed near separator area for switching gas to either burner:	Yes/No

I.5.3 Mud Pumps to Both Burner Booms

Type (screwed/welded, both):
Quantity:	No.
Size ID:	in
Working pressure:	psi
Number of valves required:	No.
Size of valves:	in
Connected to fire fighting pumps:	Yes/No
Rated line capacity at 300 psi:	bbl/hr

I.5.4 Rig Air System to Burners

Type (screwed/welded, both):
Quantity:	No.
Size ID:	in
Working pressure:	psi

7-197

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Non-return valves fitted:	Yes/No

I.5.5 Oil Storage Tank To Overboard

I.5.6 Separator to Ventstack of Rig

I.6 AUXILIARY POWER AVAILABILITY

I.6.2 For Crude Transfer Pump

I.6.3 For Electric Heaters

J. WORKOVER TOOLS

K. ACCOMMODATIONS

K.1 OFFICES

K.1.1 Company Representative’s Office

Quantity:	No.
Complete with desk, filing cabinets (s) and other necessary furniture:	Yes/No
Unrestricted view to drill floor:	Yes/No

K.1.2 Contractor’s Representative’s Office

Quantity:	No.
Unrestricted view to drill floor:	Yes/No

K.1.3 Radio Room

Quantity:	No.

K.1.4 Hospital Room

Number of beds/bunks:	No.
Wash basin:	Yes/No
Medical cabinet:	Yes/No
Dangerous drugs:	Yes/No

K.2 LIVING QUARTERS

K.2.1 Accommodations

Total beds:	No.
Quantity of single bed rooms:	No.
toilets (private/shared/communal):
Quantity of two bed rooms:	No.

7-198

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

toilets (private/shared/communal):

K.2.2 Galley

Quantity:	No.

K.2.3 Mess Seating Capacity

Main mess:	No.
Aux. mess:	No.

K.2.4 Conference Rooms

Quantity:	No.

K.2.5 Recreation Rooms

Quantity:	No.
Recreation facilities:
TV:	No.
DVD:	No.
Pool Table:	No.
Ping Pong Table:	No.
Computer:	No.
Football Table	DVD

K.2.6 Other Rooms

Laundry:	No.
Dry food storage:	No.
Refrigerator:	No.
Change rooms:	No.
Coffee Shop
Prayer room:	No.
Training Room
Gymnasium:	No.

L. SAFETY EQUIPMENT

L.1 GENERAL SAFETY EQUIPMENT

L.1.1 GENERAL PERSONNEL PROTECTIVE GEAR

Safety hats
(3rd Party Only/everyone/not supplied):
Safety boots
(3rd Party Only/everyone/not supplied):
Safety clothing
(3rd Party Only/everyone/not supplied):

7-199

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Ear protection
(3rd Party Only/everyone/not supplied):
Rubber gloves
(3rd Party Only/everyone/not supplied):
Rubber aprons
(3rd Party Only/everyone/not supplied):
Fullface visors
(3rd Party Only/everyone/not supplied):
Eye shields (for grinding machines, etc.)
(3rd Party Only/everyone/not supplied):
Dust masks:
(3rd Party Only/everyone/not supplied):
Rubber gloves (elbow length for chemical handling)
(3rd Party Only/everyone/not supplied):
Explosion proof hand torches c/w batteries
(3rd Party Only/everyone/not supplied):
Safety belts c/w lines
(3rd Party Only/everyone/not supplied):

L.1.2 EYE WASH STATIONS

Quantity:	No.
Make/model:
Located at:
Located at:
Located at:
Located at:
Located at:

Quantity:	No.
Make/model:
Located at:
Located at:
Located at:
Located at:
Located at:
Located at:
Located at:
Located at:
Located at:
Located at:
Located at:
Located at:
Located at:
Located at:
Located at:
Located at:

L.1.3 Derrick Safety Equipment

Derrick escape chute (rem chute):	No.

7-200

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Make/type:
Derrick safety belts:	No.
Make/type:

L.1.4 Derrick Climbing Assistant

L.1.5 Fresh Air Blowers (Bug Blowers)

Quantity:	No.
Make/type:
Located at:

L.2 GAS/FIRE/SMOKE DETECTION

L.2.1 H2S Monitoring System

Make/type:
Sampling points at:
General / Central alarm:	Yes/No
Alarm types (audible, visual, both) at
Nav Bridge
DP Backup Control Room
Engine Control Room:
Driller’s Control Room:
Toolpusher’s Office

L.2.2 Combustible Gas Monitoring System

Make/type:
Sampling points at:
Bellnipple:	Yes/No
Drill floor:	Yes/No
Shale shaker:	Yes/No
Mud tanks:	Yes/No
Ventilation system into living quarters:	Yes/No
Other:

L.2.3 Gas Detectors (Portable)
Quantity:	No.
Make:
Type
Tests

L.2.4 VOC Gas Detectors (Portable)

Quantity:	No.

7-201

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Make:
Type
Test

L.2.5 Fire/Smoke Detectors

Make
Model
Fire detection:	Yes/No
Smoke detection:	Yes/No
Central alarm panel:	Yes/No
Location:

L.3 FIRE FIGHTING EQUIPMENT

L.3.1 Fire Pumps

Quantity:	No.
Make/model:
Type:
Output (each):	U.S.gals/min
All offtake points supplied by each pump:	Yes/No
Location of Pumps:

Fire fighting water delivery conforms to IMO MODU Spec:	Yes/No

L.3.2 Hydrants & Hoses

Hydrants positioned such that any point may be reached by a single hose length from two separate hydrants:	Yes/No

Quantity of hydrants:	No.
Hose connections / hydrant:	No.

L.3.3 PORTABLE FIRE EXTINGUISHERS

Quantity (total):	No.
CO2 (5kg):	No./lbs
Foam (45ltr):
Foam (135ltr):
Dry Chemical (12kg):
Dry Chemical (45kg):	No./lbs
Chemical (9ltr):	No./lbs

Mounted adjacent to access ways and escape routes:	Yes/No

L.3.4 Fire Blankets

7-202

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Quantity:	No.
Type:
Location:

L.3.5 Fixed Foam Fire-Fighting System

L.3.6 Fixed Water Fire-Fighting System

Location
Specifics
Approval
Make
Type
Required Flow
Number Nozzles
Conforms to

L.3.7 Helideck Foam System

Dedicated system adequate for at least 10 minutes fire fighting at the rate quoted in the IMO MODU code:	Yes/No

Make/type:
Quantity of monitors:	No.
Foam type:
Rate:	U.S.gals/min

L.3.8 Fixed Fire Extinguishing System

CO2 System :

FM200:

Protected spaces
Engine room/Thruster, type (FM200/CO2):
Paint locker, type (FM200/CO2):
Emergency generator, type (FM200/CO2):
SCR room, type (FM200/CO2):
Other - location: thrusters rooms, galley, aft switchboard rooms, purifier rooms,
Alarms (audible, visual or both):
Automatic shutting of mechanical
ventilation in protected spaces:	Yes/No
CO2 Remote / Manual release located at:

FM200 Remote / Manual release located at:

L.3.9 Manual Water Deluge System	Yes/No

Protected spaces:
Water supplied from fire main line:	Yes/No

7-203

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

L.3.10 Water Sprinkler System in Accommodation

L.4 BREATHING APPARATUS

L.4.1 General Sets

Quantity:	No.
Make:
Type:
Bottle duration:	min
Located at:	qty/loc

L.4.2 Escape Sets

Quantity:	No.
Make
Type
Bottle duration:	min
Located at:

L.4.3 Cascade Stations

L.4.4 Breathing Air Recharge Compressor

Quantity:	No.
Make/type:
Located at:

L.4.5 Compressed Air Breathing Apparatus Trolley Unit

L.4.6 Air Purity Test Equipment

Quantity:	No.
Make
Type

L.5 EMERGENCY FIRST AID EQUIPMENT

L.5.1 First Aid Kits

Quantity:	No.

7-204

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

L.5.2 Burn Kits

Quantity:	No.

L.5.3 Resuscitators

Quantity:	No.
Charged (spare) oxygen cylinders:	No.

L.5.4 Stretchers

Quantity:	No.
Type:
Located at:

Quantity:	No.
Type:
Located at:

Quantity:	No.
Type:
Located at:

Quantity:	No.
Type:
Located at:

Quantity:	No.
Type:
Located at:

Quantity:	No.
Type:
Located at:

Quantity:	No.
Type:
Located at:

L.6 HELIDECK RESCUE EQUIPMENT

L.6.1 Storage Boxes
Quantity:	No.
Construction material:
Max. height open:	in

L.6.2 Equipment

7-205

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Aircraft axe:	Yes/No
Large fireman’s rescue axe:	Yes/No
Crowbar:	Yes/No
Heavy duty hacksaw:	Yes/No
Spare blades:	Yes/No
Grapple hook:	Yes/No
Length of wire rope attached:	ft
Quick release knife:	Yes/No
Bolt croppers:	Yes/No

L.7 RIG SAFETY STORE

Equipment to repair, recharge and restock safety equipment as listed below:

Foam concentrate:	Yes/No
Dry chemical charges:	Yes/No
CO2 charges for dry chemical extinguishers:	Yes/No
CO2 charges for water extinguishers:	Yes/No
CO2 charges for foam extinguishers:	Yes/No
Discharge hoses, control nozzles and
horns & washers for DP extinguishers:	Yes/No
Fire blankets:	Yes/No
Fireproof gloves:	Yes/No
Rubber gloves - elbow length:	Yes/No
Rubber aprons:	Yes/No
Rubber boots:	Yes/No
Full face visors:	Yes/No
Eye shields (for grinding machines, etc.):	Yes/No
Dust masks:	Yes/No
Spare safety helmets, boots, overalls:	Yes/No
Gloves, hand torches, batteries, etc:	Yes/No
Spare lifebuoys:	Yes/No
Spare lifebuoy lights:	Yes/No
Fresh air blowers/inductors for ventilating enclosed spaces:	Yes/No
Spare life jackets:	Yes/No
Safety belts c/w line:	Yes/No
Full safety harnesses:	Yes/No
Spare Derrickman’s safety belts:	Yes/No
Spare SCBA bottles, charged:	Yes/No

L.8 EMERGENCY WARNING ALARMS

Approved system to give warning of
different emergencies:	Yes/No

L.9 SURVIVAL EQUIPMENT

7-206

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

L.9.1. Lifeboats

Make
Type
Model
Quantity:	No.
Capacity:	person/craft
Locations (fore, aft, port, stbd):
Fire protection:	Yes/No
Emergency Air
Fitted VHF Radio
SART
EPIRB
Flares:	Yes/No
Food:	Yes/No
First aid kits:	Yes/No

L.9.2 Life Rafts

Make
Type
Quantity:	No.
Capacity:	person/craft
Launching Type	Yes/No
Locations (fore, aft, port, stbd):
Fire protection:	Yes/No
Radios:	Yes/No
Flares:	Yes/No
Food:	Yes/No
First aid kits:	Yes/No

L.9.3 Rescue Boat

Make
Model
Type
Length
Capacity
Engine power:	hp
Speed
Range

L.9.4 Life Jackets

Make
Type

7-207

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

Quantity:	No.

L.9.5 Life Buoys

Make
Type
Quantity:	No.

L.9.6 Survival Suits

Make
Type
Quantity:	No.

L.9.7 Work Vest

Make/type:
Quantity:	No.

L.9.8 Escape Ladders

Make/type:
Quantity:	No.
Locations

L.9.9 Distress Signals

Type
Make
Quantity:	No.

Type
Make
Quantity:	No.

M.1. SEWAGE TREATMENT

Make/model:
System type:
Conforms to (Marpol, Annex IV, etc.):

Make/model:
System type:
Conforms to (Marpol, Annex IV, etc.):

7-208

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

M.2 GARBAGE COMPACTION

Quantity
Make/model:
System type:

M.3 GARBAGE DISPOSAL/GRINDER

Make/model:
System type:
Quantity
Conforms to (Marpol Annex IV, etc.):

7-209

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG & EQUIPMENT SPECIFICATIONS

Atwood Achiever Deepwater Drillship

7-210

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION 8

PRE-ACCEPTANCE REQUIREMENTS

Operator, in its sole discretion, has the right to determine which of the following requirements (“Pre-Acceptance Requirements”) can be omitted or are not required to be completed or performed, which determination shall be made prior to the Mobilization Commencement Date.  It is the Parties’ intent that the Pre-Acceptance Requirements will be accomplished prior to the Mobilization Commencement Date and any Punch List items will be accomplished in accordance with Clause 2.3 of Section 2 of the Contract.

Pre-requisites of Pre Acceptance Testing

•                  The Drilling Unit operations crew shall confirm the existence/non-existence of any mechanical, electrical or software “overrides and bypasses” using the Management of Change process.

•                  An action plan for pre acceptance criteria punch list items shall be mutually agreed by Operator and Contractor fifteen (15) days in advance of commencement of testing/inspecting.

•                  A drill crew shall be available to operate the equipment and systems.

•                  Provision of FMEA and FMECA on the following systems: power management, BOP control and operating system, drilling control system.

Safety Systems

Objective

Ensure that the Drilling Unit safety systems, both equipment and processes, are working correctly and are fit for purpose before commencing Work.

Functions to be tested

•                  Space/Compartment/Area HSE inspection

•                  Safety signage in place and correctly installed

•                  Dropped object inspection

•                  Random testing of safety alarms and shutdowns

•                  Purge air systems are operational and alarm on loss of air supply or low air pressure

•                  Rig Emergency Shut Down (ESD) systems (local and remote) are functional

•                  Zone management system

•                  Ensure radio interference does not affect the drilling instrumentation and control

8-211

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

system.

•                  Uninterrupted Power Supply functionality

•                  Drawworks emergency braking and lowering

•                  Main engine protection and shutdown systems

•                  Switchboard protection and shutdown systems

•                  Emergency generator auto-start capability

•                  Cold start compressor capability

•                  Port and starboard deck cranes, and riser gantry crane safety systems

•                  Test zoom, pan and tilt of all Close Circuit TV cameras as applicable

•                  Ensure there are no control overrides & bypasses other than those as agreed thru the Management Of Change process

•                  MSDS data review

•                  WHI/JHI review

•                  Emergency Procedures Manual in place and operational

•                  Pressure Safety Valve registers up to date

•                  Assess noise levels as per Contractor safety manual for development of noise map

•                  Key personnel competency

Work Instructions

Detailed test procedures complete with WI/JHI shall be developed by Contractor and mutually agreed to by Operator and consistent with manufacturer’s specifications and prudent operational standards.

8-212

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Emergency Drills

Objective

Assess Drilling Unit management and Drilling Unit knowledge and execution of their emergency procedures and Drilling Unit management leadership in crisis management.  The initiation of drills shall be coordinated with rig management and unannounced to Drilling Unit crew.

Items to be verified

•                  Well Control — pit drill, tripping drill, circulation of a kick

•                  Gas contingency

•                  Fire drill

•                  General muster

•                  Man overboard

•                  Prepare to abandon

•                  Abandon rig

•                  Ballast drill

•                  Emergency disconnect

•                  Medical evacuation

•                  Spill response

•                  DP and loss of station drill

Work Instructions

Detailed test procedures complete with WI/JHI shall be developed by Contractor and mutually agreed to by Operator and consistent with manufacturer’s specifications and prudent operational standards

8-213

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Power Management

Objective

Verify all power generation and management equipment and processes are working reliably and fit for purpose.  Each engine shall be run for a minimum of 3 hours at around 90% full load.  Engines can be run in parallel.

Items to be verified

•                  Blackout recovery

•                  Vessel Management System

•                  Power management system

•                  Power generation — voltage regulation, confirm engine control panel and ramp-up

•                  Transformers and drives — current imbalance, VFD frequency load reduction and power limit settings

•                  Monitor and confirm operation and performance of main engines

•                  Monitor and confirm operation and performance of main engine auxiliaries

•                  Power distribution system, transformers, protective device settings

•                  Redundancy systems (single faults will not crash the system - FMEA)

•                  Confirm operation of all protective and shut-down devices

•                  Engine heat balance

•                  Monitor and confirm operation and performance of engine room ventilation

•                  Monitor and confirm operation and performance of air starting system

•                  Monitor and confirm operation and performance of engine (rig’s) cooling system

•                  Assess equipment vibration levels are within allowable limits

•                  Crew competency

Work Instructions

Detailed test procedures complete with WI/ JHI shall be developed by Contractor and mutually agreed to by Operator consistent with manufacturer’s specifications and prudent operational standards.

8-214

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HP Mud System

Objective

Test mud pumps for 4 hours (at 90% SPM) individually and in combinations while circulating through system choke manifold, manual choke, with seawater, and generators operating in parallel if possible.

Functions to be tested

•                  Performance and load run on each mud pump

•                  Monitor and confirm operation and performance of the solids control equipment

•                  Flow line and mud gates, capacity and isolation capabilities

•                  Mud gas separator

•                  Overboard lines

•                  Monitor and confirm operation and performance of vacuum degasser

•                  Monitor and confirm operation and performance of all charge pumps

•                  Monitor and confirm operation and performance of all agitators

•                  Monitor and confirm operation and performance of mud pump synchronization, if available

•                  Monitor and confirm operation and performance of shakers

•                  Operate remote choke operation

•                  Monitor and confirm operation of load sharing of main engines

•                  Monitor and confirm operations and performance of drilling motor drives

•                  Monitor and confirm operation of liner wash cooling system

Work Instructions

Detailed test procedures complete with WI/JHI shall be developed by Contractor and mutually agreed to by Operator and consistent with manufacturer’s specifications and prudent operational standards.

8-215

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Simulate Drilling

Objective

Make up drill pipe in the mouse hole and drill pipe at main well center.  Running in and pulling out drill pipe stands and singles at the main well center.  Lay down singles.  Rotate top drive at maximum RPM and torque achievable with torque paddle system.  Initially, there shall be no concurrent activity while monitoring crew/equipment competence.

Items to be verified

•                  Circulate down string with sea water around mud system — method to be determined depending upon location

•                  Pull out drill pipe stands at the main rotary using mud bucket.  Lay down singles at auxiliary mousehole / foxhole.

•                  Confirm operation and functionality of the drilling controls and instrumentation system

•                  Main top drive — rotational (dynamic load - paddle) tests and pipe handling

•                  Main and auxiliary Iron Roughnecks

•                  Main and auxiliary mouseholes

•                  Main rotary table

•                  Main system — demonstrate heave compensation

•                  Monitor and confirm operation and performance of mud bucket

•                  Catheads - main and auxiliary

•                  Monitor and confirm operation and performance of HPU

•                  Simulate a well kick by pumping down kill and taking returns up choke

Work Instructions

Detailed test procedures complete with WI/ JHI shall be developed by Contractor and mutually agreed to by Operator and consistent with manufacturer’s specifications and prudent operational standards.

8-216

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Pipe Handling

Objective

Verify pipe handling control system, equipment and processes are working reliably and fit for purpose and that the Drilling Unit crew can demonstrate competency and safe operations.  Make up drill pipe.  Initially there shall be no concurrent activity while monitoring crew Drilling Unit / equipment competence.  Concurrent activities will commence once equipment and Drilling Unit crew competence have been established as determined by Drilling Unit OIM.

Items to be verified

•                  Pick up, trip in/out and lay down tubulars

•                  Make up two (2) stands of collars and HWDP.

•                  Simulate drilling and pick up and make up drill pipe and rack back depending upon if space available beneath rig to achieve sustainable tripping of pipe.

•                  Make up (10) stands of 5” drill pipe and rack back

•                  Pick-up and lay down using the mouse hole

•                  Pick-up and lay down using the main rotary

•                  Confirm operation and functionality of the drilling control system

•                  Confirm operation of Iron Roughnecks

•                  Confirm operation of auxiliary mouseholes / foxhole operations

•                  Main rotary table

•                  Confirm operation of hoisting system

•                  Monitor and confirm operation and performance of mud bucket

•                  Cathead

•                  Monitor and confirm operation and performance of HPU

•                  Demonstrate slip and cut of drill-line and develop procedure

•                  Confirm FMEA tests completed and actioned for drilling control systems

•                  Demonstrate finger boards for racking all casing and tubulars

Work Instructions

Detailed test procedures complete with WI/ JHI shall be developed by Contractor and mutually agreed to by Operator and consistent with manufacturer’s specifications and prudent operational standards.

8-217

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

BOP and Riser Handling

Objective

Verify that the equipment and processes necessary to run, latch and pull BOP and riser are working correctly and are fit for purpose.

Items to be verified

•                  Safety: review WI/JHI’s running BOP and riser

•                  Riser and slip joint handling tools inclusive of gimbal and spider

•                  Crew competency

•                  Riser analysis

•                  Riser handling tool for crane.

•                  Riser running tool (used at well center)

•                  Move BOP to well center

•                  Land riser with BOP in riser cart and move cart starboard-port then back to well center.

•                  BOP transporter (elevator)

•                  Observe MUX cable handling and protection for cable and plugs from BOP storage location to well center

•                  Full function test of BOP on surface on both PODS

•                  Full pressure test at surface of BOP including LMRP and connector

•                  Fully function test diverter system and flow through to verify outlets, hole fill, diverter selector etc. and check interlocks includes pressure test of diverter bag and confirm sequence of valves

•                  Prove KT ring functionality

•                  Prove tension ring / slip joint interface

•                  Monitor and confirm operations and performance of riser tensioner system

•                  Monitor and confirm operation and performance of HP tensioner air system

•                  Monitor communication between the moon pool and the BCO/TPO

•                  Monitor and confirm operation and performance of the telescoping work basket and fall arrestor location

•                  Verify riser tailing with DFMA to assess if joints can be run through handling

8-218

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

system without damage

•                  Operator shall have the option to run a riser recoil test on an Operator-provided well-head in greater than 5,000 ft. of water at Nil Rate.  If the test reveals any failures or breakdown in the riser, the time spent to repair or address such issues shall be at Nil Rate.

Work Instructions

Detailed test procedures complete with WI/ JHI shall be developed by Contractor and mutually agreed to by Operator consistent with manufacturer’s specifications and prudent operational standards.

8-219

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Bulk System

Objective

Verify that the cement and barite bulk equipment and processes are working correctly and are fit for intended purpose.  Transfer bulk powder from various P tanks to establish transfer rates.  Operator to provide all bulk chemicals.

Items to be verified

•                  Confirm PSV’s are in certification

•                  Monitor and confirm operation and performance of bulk air system inclusive of dryers and back-up bulk air supply

•                  Monitor and confirm operation and performance of “intra rig” bulk transfer

•                  Monitor and confirm operation and performance of bulk transfer system from boat to Drilling Unit and from Drilling Unit back to boat

•                  Crew competency e.g.: correct valve line up

•                  Monitor and confirm operation and performance of bulk control system including verification of bulk tank load cells and Human Machine Interface’s

•                  Verify the effectiveness of the vent system / and dust collection system

•                  Confirm there is no possibility of cross-contamination between bulk mud and cement systems including LOTO of valves

•                  Correct valve line up

•                  Monitor and confirm operation and performance of ballast system

Work Instructions

Detailed test procedures complete with WI/ JHI shall be developed by Contractor and mutually agreed to by Operator and consistent with manufacturer’s specifications and prudent operational standards.

8-220

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Mud Mixing

Objective

Safely mix water based mud, and weight amount and weight are to be confirmed by Operator.  Operator shall provide all mud and mud chemicals.

For example:	a)	Build 400 bbls 10.0 ppg water based mud
	b)	Increase density of 10.0 ppg mud to 11.0 ppg
	c)	Mix 50-100 bbls to 17.0 ppg mud then cut back

Functions to be tested

•                  Confirm all MSDS’s are available on Drilling Unit and confirm all required PPE is available

•                  Monitor and confirm operation and performance of drill water, sea water, base oil supply at sustained rate

•                  Monitor and confirm operation and performance of mixing hoppers

•                  Pit management — fluid transfer between active / reserve while mixing

•                  Environmental containment effectiveness

•                  Monitor and confirm operation and performance of low pressure mud system

•                  Monitor and confirm operation and performance of mud transfer system to / from active / reserve and boats

•                  Monitor and confirm operation and performance of all agitators

•                  Monitor and confirm operation and performance of bulk system monitoring and weight-up system

•                  Confirm operation and performance of pill / slug mixing system

•                  Monitor and confirm operation and performance of bulk air system

Work Instructions

Detailed test procedures complete with WI/ JHI shall be developed by Contractor and mutually agreed to by Operator consistent with manufacturer’s specifications and prudent operational standards.

8-221

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Drilling Fluid & Completion Fluid Circulation and Mixing

Objective

Verify that the drilling fluid circulation equipment and process are working correctly and are fit for purpose while evaluating crew competency.

Test mud pumps individually and in combinations while circulating through main and auxiliary systems standpipe manifold, rotating top drive, choke manifold, manual choke, with seawater and mud mixed above, and generators operating in parallel at maximum sustainable rates (at 90% SPM based on liner size).

Items to be verified

•                  Confirm PSV’s are in certification and are correctly set

•                  Performance and load run on each mud pump with seawater and WBM

•                  Monitor and confirm operation and performance of the solids control equipment

•                  Confirm flow line and mud gates capacity and isolation capabilities

•                  Overboard lines

•                  Monitor and confirm operation and through-put performance of vacuum degasser

•                  Monitor and confirm operation and performance of all charge pumps

•                  Monitor and confirm operation and performance of shakers

•                  Standpipe manifold:  confirm alignment between auxiliary and main standpipes and cementing standpipe manifold

•                  Monitor and confirm operation of load sharing of main engines with mud pumps running

•                  Monitor and confirm operations and performance of drilling motor drives for mud pumps

•                  Monitor and confirm operations and performance of seawater system

•                  Drilling fluid and mud pump instrumentation

•                  Confirm designed supply of weighted mud and sea water to the trip tank

•                  Confirm designed supply of weighted mud and sea water (pits) to hole fill

•                  Confirm designed supply of sea water (sea chest) direct to mud pump suctions to down hole

•                  Confirm accurate volume measurement for the trip tank

8-222

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•                  Monitor and confirm performance of PVT system (active) and verify consistency with MD Totco Rig Sense

•                  Confirm drilling fluid and completion fluid systems are independent with no possibility of cross-contamination between the two including LOTO of valves

•                  Confirm functionality (pump-out / pump-in) of base oil and mud storage in lower hull

•                  Confirm functionality of agitation of base oil and mud storage in lower hull

8-223

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Work Instructions

Detailed test procedures complete with WI/ JHI shall be developed by Contractor and mutually agreed to by Operator and consistent with manufacturer’s specifications and prudent operational standards.

8-224

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Cement Mixing

Objective

Verify Drilling Unit -based cement support systems and processes, as well as crew competency to ensure the below items are safely performed. Safely mix and pump cement slurry at a weight and amount to be confirmed by Operator if possible.  Equipment is Operator provided and specified inclusive of all mixing chemicals.

Items to be verified

•                  Complete pressure test of cement unit and lines from to various rig floor manifolds / standpipes to maximum working pressure.

•                  Monitor and confirm operation and performance of bulk cement storage

•                  Monitor and confirm operation and performance of sea water delivery to cement unit

•                  Monitor and confirm operation and performance of cement surge tank, vent / dust collection system (as provided by cement company)

•                  Monitor and confirm operation and performance of bulk air

•                  Monitor and confirm operation and performance of liquid additive system (as provided by cement company)

•                  Rig up to mix, pump and displace cement slurry from cement unit if possible.

•                  Pump water through LAS to confirm correct operation

•                  Need to investigate if cement can be mixed using batch cement unit

•                  Supply cement unit with weighted mud at maximum sustainable rate

•                  Supply drill water to cement unit at maximum sustainable rate (TBD)

•                  Supply sea water to cement unit at maximum sustainable rate (TBD)

•                  Supply brine to cement unit at maximum sustainable rate (TBD)

•                  Supply base oil to cement unit at maximum sustainable rate (TBD)

•                  Supply diesel to cement unit at maximum sustainable rate (TBD)

•                  Demonstrate there is a clear way for cement unit to pressure test BOP at surface and at depth, choke and kill manifold and other surface equipment

•                  Prove pumping ability to cement standpipe, choke manifold and cleanout lines

•                  Demonstrate clear (noise free) communications, normal and emergency, between cement unit and drill floor (TBD)

8-225

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•                  During these operations confirm instrumentation is functioning and is calibrated correctly: e.g., for Pressures, flow rates and tank levels

•                  Prove suitable clean-up capability and drains exist for the cement system

Work Instructions

Detailed test procedures complete with WI/JHI shall be developed by Contractor and mutually agreed to by Operator consistent with manufacturer’s specifications and prudent operational standards.

8-226

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

BOP Pressure and Function Tests

Objective

Demonstrate that the subsea and well control are fit for their intended purposes and the design meets Well specification.

Items to be verified

•                  Perform full function test from each well control panel at surface

•                  Perform full LMRP / BOP pressure test on surface using both pods

•                  Verify accumulator, check precharge at surface.

•                  Confirm ROV stabs are correctly identified

•                  Test well control operator panels on UPS and batteries at surface

•                  Verify choke manifold auto and manual controls

•                  Verify BOP test pump

•                  Verify LMRP / BOP control system fluid mix and water sample frequency

•                  Perform pressure test of choke manifold and valves, IBOP’s, TIW and in-string valves

•                  Function test all LMRP and BOP ROV stab functions at depth

•                  Verify BOP control system fluid mix and water sample frequency

•                  Identify ROV system capability requirements to function test all BOP ROV functions and provide to Operator.

•                  Disconnect BOP, hang off on BOP cart, and move riser string off well center.

•                  Re-engage riser and pull BOP.

•                  Verify riser catching and pulling to assess if riser can run through handling system without damage.

•                  Rack back BOP, carrier, guidance system and BOP jacking system to verify movement, correctness and operability

Work Instructions

Detailed test procedures complete with WI/ JHI shall be developed by Contractor and mutually agreed to by Operator consistent with manufacturer’s specifications and prudent operational standards.

8-227

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Emergency Disconnect

Objective

Ensure EDS system is fully functioning.

Items to be tested and or verified

•                  Review riser tensioner safety program for wire breakage

•                  Execute “low” and “high” tension tests

•                  Verify crew competency

•                  Execute Emergency Disconnect System on surface if possible.

•                  Reconnect LMRP to BOP

•                  Confirm control of LMRP / BOP stacks are re-established

•                  Confirm EDS functions executed in BOP

•                  Pressure test all connections that were separated

Work Instructions

Detailed test procedures complete with WI/ JHI shall be developed by Contractor and mutually agreed to by Operator consistent with manufacturer’s specifications and prudent operational standards.

8-228

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Lifting Appliances and Cargo Handling

Objective

Verify all applicable lifting equipment and processes are working correctly and are fit for their intended purpose.

Items to be verified

•                  Deck cranes

•                  Sling register

•                  Loose lifting gear

•                  Riser gantry crane

•                  Man-riding baskets (Drilling Unit floor and moon pool)

•                  Utility winches

•                  Scissor lifts

•                  Riser bay work platform

•                  Miscellaneous chain falls, hoists, pad eyes, etc.

•                  BOP handling (riser cart) equipment

•                  Riser handling equipment

•                  Certification of all lifting equipment (as applicable)

•                  Certification for crane operators

Work Instructions

Detailed test procedures complete with WI/ JHI shall be developed by Contractor and mutually agreed to by Operator consistent with manufacturer’s specifications and prudent operational standards.

8-229

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Marine Systems and Operations

Objective

Demonstrate that the marine systems and operations are working correctly, are fit for their intended purposes and meet Class requirements and meet design specifications.

Items to be verified

•                  Vessel Management System (e.g.:  consistent displays, chronic alarms, operator competency )

•                  Inspection of life saving equipment (e.g., life jackets, rings, beacons, etc.)

•                  Lifeboats — launching, running and recovery)

•                  Life rafts

•                  Helideck — e.g.: outfitting, drains

•                  Helpful system

•                  Marine certification where applicable

•                  Water tight integrity

•                  Damage stability

•                  Ballast system

•                  Drains

•                  On load / off load pot water, drill water and diesel fuel

•                  Bilge system

•                  Waste management (e.g., segregation, recycling, hazardous waste handling including waste oil)

•                  Paint locker — in compliance with hazardous area classification

•                  Hazardous areas in compliance with their respective classifications

•                  Support utilities - Compressed air: Service, bulk, engine start, fuel oil; Hydraulic and Pneumatic valve control systems;

•                  Navigation lights and foghorn

•                  Electronic navigation systems

•                  Pollution control measures, SOPEP, MARPOL, etc.

8-230

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•                  Emergency preparedness

•                  Internal/external communication

•                  Flag State and Class Certification

•                  Mooring winch system

Work Instructions

Detailed test procedures complete with WI/JHI shall be developed by Contractor and mutually agreed to by Operator and consistent with manufacturer’s specifications and prudent operational standards.

8-231

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Fire & Gas System

Objective

Demonstrate the fire and gas system is fully operable, working correctly and fit for its intended purpose and that the ballast control operator knows what actions to take in the event of an alarm condition.

Items to be verified

•                  Crew competency in the event of an alarm condition

•                  Random tests of gas detectors, CH4 and H2S

•                  Random test of manual call points

•                  Random test of flame detectors

•                  Random test of heat detectors

•                  Random test of smoke detectors

•                  Fire alarm annunciation (e.g., PAGA — is it audible from all spaces)

•                  PAGA interface with 3rd party equipment

Work Instructions

Detailed test procedures complete with WI/ JHI shall be developed by Contractor and mutually agreed to by Operator consistent with manufacturer’s specifications and prudent operational standards.

8-232

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Fire Protection

Objective

Demonstrate the fire protection system is fully operable and fit for its intended purpose.

Items to be verified

•                  Fire and gas plans

•                  Fire pumps

•                  Helideck foam system

•                  Random check of hydrants and hose reels

•                  Visual inspection of fire fighting equipment, e.g., deluge, monitors, water mist system, etc.

•                  Integrity of fire rated bulkheads

•                  Ventilation dampers

•                  Portable fire extinguishers

•                  Fire fighting team competency and their equipment

•                  Breathing air for SCBA bottles

•                  Fire escape PPE

•                  Ingress and Egress routes are identified, clear and unobstructed

•                  3rd party equipment

•                  Escape packs

Work Instructions

Detailed test procedures complete with WI/ JHI shall be developed by Contractor and mutually agreed to by Operator consistent with manufacturer’s specifications and prudent operational standards.

8-233

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Communication Systems

Objective

Demonstrate that the communication and data highways are working correctly and are fit for their intended purposes and meets design specification.

Items to be verified

•                  Radio — UHF, VHF, GMDSS

•                  VSAT, IMARSAT

•                  Telecoms — intrarig

•                  Drillers talkback

•                  Independent line between moon pool, drill floor and DPO

•                  Clear call system

•                  PAGA

•                  Data — IT (LAN):  Verify system is functioning

•                  Document control

Work Instructions

Detailed test procedures complete with WI/ JHI shall be developed by Contractor and mutually agreed to by Operator consistent with manufacturer’s specifications and prudent operational standards.

8-234

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Galley & Living Quarters

Objective

Ensure accommodations equipment and processes are working correctly and are fit for their intended purposes, ensuring the living quarters’ safety and habitable standards.

Items to be verified

•                  Hospital facility

•                  Sprinkler system

•                  Station bills

•                  Galley fire fighting equipment

•                  Smoke hoods

•                  Potable water system

•                  Catering equipment

•                  Food storage facilities

•                  Hygiene standards

•                  Sanitary system — grey & black water

•                  Laundry equipment

•                  HVAC

•                  Waste segregation and handling (e.g., food and sanitary)

•                  Entertainment system

Work Instructions

Detailed test procedures complete with WI/ JHI shall be developed by Contractor and mutually agreed to by Operator consistent with manufacturer’s specifications and prudent operational standards.

8-235

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Drilling Unit Management Systems

Objective

Verify that Drilling Unit management systems and processes are working correctly and are fit for their intended purposes.

Items to be verified

•                  Preventative Maintenance System

•                  Document control

•                  Software Control & Management of Change

•                  Management of Change

•                  Safety Management System

•                  Environmental Management System

•                  IMO - International Safety Management Code

•                  Class documentation

•                  Stability software

•                  Electronic IADC reporting

Work Instructions

Detailed test procedures complete with WI/ JHI shall be developed by Contractor and mutually agreed to by Operator consistent with manufacturer’s specifications and prudent operational standards.

8-236